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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Boston Scientific Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 27, 2019

Dear Boston Scientific Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Boston Scientific Corporation (the Company) to be held on Thursday, May 9, 2019, at 8:00 a.m. Eastern Time, at the Company's Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752 (Annual Meeting).

This year you are being asked to:

  1.
  elect to the Board of Directors ten nominees for director;

  2.
  approve, on a non-binding, advisory basis, named executive officer compensation;

  3.
  approve an amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections;

  4.
  ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year; and

  5.
  consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. Our Board of Directors urges you to read the accompanying Proxy Statement and recommends that you vote "FOR" all of the director nominees, the named executive officer compensation, the amendment and restatement of our By-Laws, and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. At the meeting, you will be provided with the opportunity to ask questions.

We are pleased to continue to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders via the Internet. We believe this e-proxy process, also known as "notice and access," expedites stockholders' receipt of proxy materials, lowers our printing and mailing costs, and reduces the environmental impact of producing the materials for our Annual Meeting. On or about March 27, 2019, we will mail to our stockholders of record at the close of business on Friday, March 15, 2019, the record date for our Annual Meeting, an Important Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our Proxy Statement and Annual Report for the year ended December 31, 2018 (Annual Report) on the Internet and also how to vote their shares via the Internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.

The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the Internet or, if you have received printed proxy materials, you vote via the Internet, by telephone or by mailing your completed proxy card or voter instruction form.

Thank you for your continuing support.

Michael F. Mahoney
Chairman of the Board of Directors
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Marlborough, Massachusetts
March 27, 2019

The Annual Meeting of Stockholders of Boston Scientific Corporation (Annual Meeting) will be held on Thursday, May 9, 2019, at 8:00 a.m. Eastern Time, at the Company's Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752, for the following purposes:

  1.
  to elect to the Board of Directors ten nominees for director;

  2.
  to approve, on a non-binding, advisory basis, named executive officer compensation;

  3.
  approve an amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections;

  4.
  to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year; and

  5.
  to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on Friday, March 15, 2019, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice of Internet Availability of Proxy Materials or to the question on page 3 of the accompanying Proxy Statement entitled "How do I vote by proxy?"

At the direction of the Board of Directors,

Desiree Ralls-Morrison
Corporate Secretary

Information About the Annual Meeting and Voting	1
Internet Availability of Proxy Materials	9
Cautionary Statement Regarding Forward-Looking and Other Statements	9
Proposal 1: Election of Directors	10
Corporate Governance	17
Meetings and Board Committees	24
Director Compensation	30
Executive Officers	34
Certain Beneficial Ownership Matters	39
Compensation Discussion & Analysis	42
Risk Assessment of our Compensation Programs	68
Compensation Committee Report	68
Executive Compensation	69
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation	96
Proposal 3: Amendment and Restatement of our By-Laws to Provide for a Majority Vote Standard in Uncontested Director Elections	98
Equity Compensation Plans	101
Audit Committee Report	102
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	103
Stockholder Proposals and Company Information	105
Other Information	106
Annex A — Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures Used as Performance Metrics Under Certain of Our Short- and Long-Term Incentive Compensation Plans and Programs	A-1
Annex B — Form of Amended and Restated By-Laws of Boston Scientific Corporation	B-1

i

300 Boston Scientific Way
Marlborough, Massachusetts 01752

March 27, 2019

PROXY STATEMENT

Information About the Annual Meeting and Voting

The Annual Meeting

The Annual Meeting of Stockholders of Boston Scientific Corporation (Annual Meeting) will be held on Thursday, May 9, 2019, at 8:00 a.m. Eastern Time, at the Company's Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752. At this meeting, stockholders will be asked to elect ten nominees for director, approve, on a non-binding, advisory basis, named executive officer compensation, approve an amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections, and ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year. Management will also report on our performance during 2018 and will respond to questions from stockholders. Our principal executive offices are located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752, and our telephone number is (508) 683-4000. When used in this Proxy Statement, the terms "we," "us," "our," "Boston Scientific" and "the Company" mean Boston Scientific Corporation and its businesses and subsidiaries.

Why am I receiving these materials?

In connection with its solicitation of proxies for use at our Annual Meeting, our Board of Directors (Board) (i) has made these materials available to you via the Internet or, upon your request, via email, or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. As a stockholder of record of our common stock at the close of business on March 15, 2019, the record date for our Annual Meeting, you are invited to attend the Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (SEC), we are making this Proxy Statement and our Annual Report for the year ended December 31, 2018 (Annual Report and, together with this Proxy Statement, the proxy materials) available to stockholders electronically via the Internet. Stockholders will be able to access the proxy materials on the website referred to in the Important Notice of Internet Availability of Proxy Materials (Notice) or request to receive printed copies of the proxy materials and a proxy card. Instructions on how to access the proxy materials via the Internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe that this electronic process expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing proxy materials for our Annual Meeting.

On or about March 27, 2019, stockholders of record and beneficial owners of our common stock at the close of business on March 15, 2019 will be sent a Notice instructing them as to how to receive their proxy materials via the Internet. The proxy materials will be available on the Internet as of March 27, 2019.

How can I electronically access the proxy materials?

Beginning March 27, 2019, you can access the proxy materials and vote your shares online at www.proxyvote.com. The proxy materials are also available on our own website (www.bostonscientific.com).

How can I obtain a full set of printed proxy materials?

If you prefer to receive paper copies of the proxy materials and a proxy card, you may still do so. You may request printed materials by (i) calling (800) 579-1639; (ii) sending an email to sendmaterial@proxyvote.com; or (iii) logging onto www.proxyvote.com using the credentials provided on your Notice or proxy card.

Who is entitled to vote at the Annual Meeting?

Stockholders who held shares of our common stock at the close of business on Friday, March 15, 2019, are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?

A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of stockholders holding a majority of our common stock outstanding as of the close of business on Friday, March 15, 2019, the record date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of March 15, 2019, we had 1,390,499,842 shares of our common stock outstanding — each entitled to one vote at the Annual Meeting — meaning that 695,249,922 shares of common stock must be represented in person or by proxy to have a quorum. Our common stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes (as described further below) and proxies received but marked "ABSTAIN" will be counted.

What am I voting on?

You are voting on proposals to:

  1.
  elect to the Board ten nominees for director;

  2.
  approve, on a non-binding, advisory basis, named executive officer compensation;

  3.
  approve an amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections;

  4.
  ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year; and

  5.
  consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote?

The Board recommends that you vote:

  1.
  FOR the election of each of the ten director nominees;

  2.
  FOR the named executive officer compensation;

  3.
  FOR an amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections; and

  4.
  FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year.

How do I vote by proxy?

Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, you may give a proxy to be voted at the Annual Meeting either:

  •
  via the Internet pursuant to the instructions provided in the Notice; or

  •
  if you received printed proxy materials, via the Internet or by telephone or mail pursuant to the instructions provided on the proxy card.

If you vote by mail, no postage is required if your proxy card is mailed in the United States. If you properly vote pursuant to the instructions provided in the Notice or properly complete and deliver your proxy card (whether electronically, by mail or by telephone) and our Inspector of Election receives your instructions in time to vote at the Annual Meeting, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.

What if I need assistance with voting or have questions regarding the Annual Meeting?

If you need assistance voting your shares or have questions regarding the Annual Meeting, please contact our proxy solicitation advisor:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(844) 866-9429 (Toll Free in the United States)

How are votes counted?

In the election of directors, your vote may be cast "FOR" one or more of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

In the advisory vote to approve named executive officer compensation, your vote may be cast "FOR" or "AGAINST" or you may "ABSTAIN." If you "ABSTAIN," it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

In the proposal on an amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections, your vote may be cast "FOR" or "AGAINST" or you may "ABSTAIN." If you "ABSTAIN," it will not count as a share actually voted with respect to determining if a required vote is obtained under our By-Laws but will have the same effect as a vote AGAINST this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

In the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, your vote may be cast "FOR" or "AGAINST" or you may "ABSTAIN." If you "ABSTAIN," it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

How many votes are required to approve each proposal?

  1.
  Under our By-Laws our directors are elected by plurality vote. That means that for Proposal 1, the ten nominees for director named in this Proxy Statement receiving the most votes from those shares present or represented at the Annual Meeting will be elected as directors. The majority voting policy set forth in our Corporate Governance Guidelines requires that, in an uncontested election, any nominee for director who receives a greater number of votes "WITHHELD" from his or her election than votes "FOR" his or her election shall promptly tender his or her resignation from the Board following the certification of the stockholder vote. The Board will then decide whether to accept the resignation (based on the recommendation of the Nominating and Governance Committee of our Board) within 90 days following certification of the stockholder vote, and will disclose its determination and reasoning either in a press release and/or an SEC filing. See Proposal 3 for a description of the proposed amendment and restatement of our By-Laws to implement a majority voting standard in uncontested director elections.

  2.
  The affirmative vote of a majority of shares with voting power present in person or represented by proxy and which have actually voted on the proposal is required to approve, on an advisory basis, the named executive officer compensation. The vote is advisory and non-binding in nature, but the Executive Compensation and Human Resources Committee of our Board (Compensation Committee) will take into consideration the outcome of the vote when considering future executive compensation arrangements. You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.

  3.
  Under our Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of our outstanding common stock is required to approve the amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections. You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted with respect to determining if the necessary vote is obtained and will have the same effect as a vote AGAINST this proposal.

  4.
  The affirmative vote of a majority of shares with voting power present in person or represented by proxy and which have actually voted on the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year. You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.

At present, the Board knows of no other matters to be presented for stockholder action at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, trustee, bank, other financial intermediary or other nominee rather than directly in their own name. As summarized below, there are some differences between stockholders of record and beneficial owners.

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, as of the close of business on Friday, March 15, 2019, you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote in person at the Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes.

Beneficial Owners

If your shares are held through a brokerage firm, trustee, bank, other financial intermediary or other nominee, as of the close of business on Friday, March 15, 2019, you are considered the beneficial owner of those shares held in street name, and the Notice or proxy materials are being made available, electronically or otherwise, by the Company to your broker, trustee, bank, other financial intermediary or other nominee (the intermediary) and they will forward these materials to you, together with a voting instruction form if furnished via paper copy to your intermediary. As the beneficial owner, you have the right to direct your intermediary on how to vote and are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal proxy from your intermediary. If you requested printed proxy materials, your intermediary will enclose a voting instruction form for you to use in directing the intermediary regarding how to vote your shares.

What discretion does my broker have to vote my shares held in "street name?"

The New York Stock Exchange (NYSE) rules allow your broker to vote your shares in its discretion on "routine" proposals when it has not received instructions from you at least ten days prior to the Annual Meeting. The proposal regarding the ratification of the appointment of our independent registered public accounting firm is a matter considered routine under applicable rules and, therefore, your broker may vote on your behalf for this matter if you do not otherwise provide instructions. The election of directors, the vote to approve an amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections and the advisory vote on the named executive officer compensation are not considered routine matters. If you do not instruct your broker how to vote your shares on the non-routine matters, your broker will not be permitted to vote your shares on such matters. This is referred to as a "broker non-vote."

Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and that have not received voting instructions from their clients) are counted for purposes of determining whether a quorum is present, but are not counted or deemed to be present, represented or voted for the purpose of determining whether stockholders have approved a proposal. A broker non-vote will have no effect on the outcome of the election of directors or the advisory vote on the named executive officer compensation, but will have the same effect as a vote "AGAINST" the proposal to approve the amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections.

How do I vote my 401(k) shares?

If you participate in our 401(k) Retirement Savings Plan, as amended and restated (401(k) Plan), you will receive a single proxy card (together with the proxy materials) or Notice that covers all shares credited to your plan account(s) and shares that you own of record that are registered in the same name. If your plan account(s) are registered in different names, you will receive separate proxy cards or Notices for your record and plan holdings. You may vote your shares by following the instructions provided in your proxy card or Notice and utilizing the credentials provided therein. Your vote will serve to instruct the trustees and fiduciaries of our 401(k) Plan how to vote any shares of our common stock held in our 401(k) Plan on your behalf. Shares of our common stock held in our 401(k) Plan must be voted on or before 11:59 p.m. Eastern Time on May 4, 2019. The trustee and fiduciaries of our 401(k) Plan will vote shares for which timely instructions are not received in the same proportion as other plan shares that were voted.

What happens if I don't specify how I want my shares voted on one or all of the proposals?

If you are the stockholder of record and you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote "FOR" all of the nominees for directors, "FOR" the named executive officer compensation, "FOR" the amendment and restatement of our By-Laws and "FOR" the ratification of our independent registered public accounting firm, Ernst & Young. If you hold your shares in street name, please see the discussion on "What discretion does my broker have to vote my shares held in 'street name?'," above.

Can I change my vote or revoke my proxy after I have already voted or given my proxy?

Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To change your vote, you may:

  •
  mail a written notice "revoking" your earlier vote to Broadridge Financial Solutions, Inc. (Broadridge), 51 Mercedes Way, Edgewood, NY 11717;

  •
  submit to Broadridge a properly completed and signed proxy card with a later date;

  •
  vote again telephonically or electronically (available until 11:59 p.m. Eastern Time on May 8, 2019); or

  •
  vote in person at the Annual Meeting; however, your attendance at the Annual Meeting alone will not revoke your proxy.

Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.

If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.

Can I vote in person at the meeting?

Yes. If you are the stockholder of record of the shares, you can vote in person by coming to the Annual Meeting, and we will give you a ballot or a new proxy card when you arrive with proper identification. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please bring the legal proxy with you to the Annual Meeting. If you plan to attend the Annual Meeting in person, you must provide proper identification. Please visit our website, www.bostonscientific.com, for directions to the Annual Meeting.

Who will count the votes?

Broadridge has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting.

Is voting confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

  •
  as necessary to meet applicable legal requirements;

  •
  to allow for the tabulation and certification of votes; and

  •
  to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company's management and the Board.

What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.

Will any other business be considered or presented at the Annual Meeting?

Our By-Laws provide that a stockholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us. Other than the items of business described in this Proxy Statement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote your shares in accordance with their discretion.

How can I find the results of the Annual Meeting?

We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. The Form 8-K will be available on the SEC's website, www.sec.gov, as well as on our own website, www.bostonscientific.com, under the "Investor Relations" section.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote.

Is there a list of stockholders entitled to vote at the Annual Meeting?

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m. Eastern Time, at our Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment by calling (508) 683-4000 or writing to her at 300 Boston Scientific Way, Marlborough, Massachusetts 01752.

Internet Availability of Proxy Materials

Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. On or about March 27, 2019, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) an Important Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the Internet.

This process is designed to expedite stockholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.

Cautionary Statement Regarding Forward-Looking and Other Statements

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like "anticipate," "expect," "project," "believe," "plan," "may," "estimate," "intend" and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading "Risk Factors" and "Safe Harbor for Forward-Looking Statements." The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management's future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

PROPOSAL 1: ELECTION OF DIRECTORS

Summary

Our entire Board is elected annually by our stockholders and currently consists of ten members. All of our current directors have been nominated by our Board, upon the recommendation of our Nominating and Governance Committee, to stand for election at the Annual Meeting for a one-year term, to hold office until the 2020 Annual Meeting of Stockholders and until their successors have been elected and qualified. The nominees for election at the Annual Meeting are: Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, Stephen P. MacMillan, Michael F. Mahoney, David J. Roux, John E. Sununu and Ellen M. Zane.

Each of the director nominees is willing and able to stand for election at the Annual Meeting, and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.

Director Nominees at a Glance

Director Nominees

The biographies of each of the nominees are listed below and contain information regarding the person's service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director in light of our business and structure. Each of the director nominees listed below exemplifies how our Board values professional experience in business, education, policy and governmental fields as well as strong moral character and diversity in terms of viewpoint as well as age, ethnicity and gender. Our Board believes that these strong backgrounds and sets of skills provide it, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas.

Nelda J. Connors	Independent Director
Founder and Chief Executive Officer of Pine Grove Holdings, LLC
Director Since: December 2009 Age: 53 Committees: Executive Compensation and Human Resources; Finance	Other Public Company Boards: Echo Global Logistics; EnerSys Inc.; Delphi Technologies Education: University of Dayton, B.S. and M.S. in Mechanical Engineering

Executive Highlights:

Ms. Connors is the founder and Chief Executive Officer of Pine Grove Holdings, LLC, a privately held investment company that acquires and operates small-to-middle market businesses primarily focused in power generation, construction equipment, advanced material and aftermarket automotive end-markets. She served as President and Chief Executive Officer of Atkore International Inc., formerly the Electrical and Metal Products division of Tyco International, before it became a privately held company in December 2010. Prior to joining Tyco, she served as Vice President at Eaton Corporation where she held several positions in operations, continuous improvement, and general management. Prior to joining Eaton, Ms. Connors was employed in a number of executive and management capacities in the automotive industry. Her work over 25 years has involved responsibilities in the U.S., Europe, and Asia. Ms. Connors previously served as a Class B director of the Federal Reserve Bank of Chicago, and on the boards of Clarcor, Inc., Atkore, Vesuvius plc and Blount International. She was formerly an appointed member for the Takata Independent Quality Assurance Panel to investigate the airbag inflator recall.

Select Skills and Qualifications:

Ms. Connors' qualifications to serve on our Board include her executive leadership skills and her global experience in the areas of operations and financial management, quality, M&A and business strategy, as well as her knowledge of public company matters resulting from her service on other public company boards. She also brings to our Board her experience in National Association of Corporate Directors leadership and governance fellowships.

Charles J. Dockendorff	Independent Director
Former Executive Vice President and Chief Financial Officer of Covidien plc
Director Since: April 2015 Age: 64 Committees: Audit (Chair, Financial Expert); Finance	Other Public Company Boards: Haemonetics
Corporation; Hologic, Inc.; Keysight
Technologies, Inc.

Education: University of Massachusetts
at Amherst, B.B.A. in Accounting; Bentley
College, M.S. in Finance

Executive Highlights:

Mr. Dockendorff was Executive Vice President and Chief Financial Officer of Covidien plc, a publicly traded medical device and supplies company, and its predecessor, Tyco Healthcare, from 1995 to 2015. Mr. Dockendorff joined the Kendall Healthcare Products Company, the foundation of the Tyco Healthcare business, in 1989 as Controller and was named Vice President and Controller in 1994. He was appointed Chief Financial Officer of Tyco Healthcare in 1995. Prior to joining Kendall/Tyco Healthcare, Mr. Dockendorff was the Chief Financial Officer, Vice President of Finance and Treasurer of Epsco Inc. and Infrared Industries, Inc.

Select Skills and Qualifications:

Mr. Dockendorff's qualifications to serve on our Board include his executive leadership experience at public medical device companies, as well as his extensive expertise in accounting, finance and business strategy.

Yoshiaki Fujimori	Independent Director
Adviser LIXIL Group Corporation
Director Since: July 2016 Age: 67 Committees: Finance	Other Public Company Boards: Takeda Pharmaceutical Company Education: Tokyo University of Science, B.A. in Petroleum Engineering; Carnegie Mellon Graduate School of Business, M.B.A.

Executive Highlights:

Mr. Fujimori is currently an adviser to the LIXIL Group Corporation, a position he has held since June 2016, and was the President and Chief Executive Officer of the LIXIL Group Corporation from August 2011 to June 2016. Prior to joining LIXIL, he was Chairman, President and Chief Executive Officer of GE Japan from January 2008 to June 2011. In his 25 years at GE, beginning in October 1986, he held a variety of positions including Senior Vice President and Chief Executive Officer of a number of Asian and global business divisions, including Medical Systems, Plastics, and Capital. Mr. Fujimori also served as a member of the GE Corporate Executive Council from 2001 to 2010. He formerly served as a Director of the Japan Construction Material & Housing Equipment Industries Federation and Tokyo Electric Power Company Holdings.

Select Skills and Qualifications:

Mr. Fujimori's qualifications to serve on our Board include his expertise in international business, with a particular emphasis on operations and manufacturing in Japan and Asia, and developing international markets, as well as his service on other public company boards.

Donna A. James	Independent Director
Founder, President and Managing Director of Lardon & Associates LLC
Director Since: July 2015 Age: 61 Committees: Executive Compensation and Human Resources (Chair); Nominating and Governance	Other Public Company Boards: L Brands, Inc.; Education: North Carolina A&T State University, B.S. in Accounting

Executive Highlights:

Ms. James is the founder of Lardon & Associates LLC, a business development and executive advisory services firm, where she has served as president and managing director since April 2006. Ms. James has more than 30 years of diverse management and leadership experience, including her experience at Nationwide Insurance and Financial Services, beginning in 1981. In her 25 years at Nationwide, she served in several leadership roles, including president of Nationwide Strategic Investments, a division of Nationwide Insurance Company, from 2003 to 2006, at which time she had direct responsibility for developing and executing strategies for several U.S. and global financial services subsidiaries and affiliates. Ms. James also is the founder of The Center for Healthy Families, a non-profit in Columbus, Ohio, and the former chair of the National Women's Business Council by presidential appointment. Ms. James currently serves as a director of the FIS Group, a privately held asset management and investment advisory firm. She formerly served as a director of Time Warner Cable Inc. and Marathon Petroleum, Inc., where she is currently serving as a board advisor.

Select Skills and Qualifications:

Ms. James's qualifications to serve on our Board include her expertise in business strategy, finance, accounting and human resources. In addition, her service on other public company boards contributes to her knowledge of public company matters.

Edward J. Ludwig	Independent Director
Former Chairman of the Board and Chief Executive Officer of Becton, Dickinson and Company
Director Since: March 2014 Age: 67 Committees: Audit (Financial Expert); Executive Compensation and Human Resources	Other Public Company Boards: CVS Health Corporation Education: The College of the Holy Cross, B.A. in Economics and Accounting; Columbia University, M.B.A.

Executive Highlights:

Mr. Ludwig is the former Chairman of the Board of Becton, Dickinson and Company (BDX), a global medical technology company, having served in that position from February 2002 through June 2012. He also served as BDX's Chief Executive Officer from January 2000 to September 2011 and as its President from May 1999 to December 2008. Mr. Ludwig joined BDX as a senior financial analyst in 1979. Prior to joining BDX, Mr. Ludwig served as a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers), where he earned his CPA, and as a financial and strategic analyst at Kidde, Inc. He formerly served as a director of Xylem, Inc. and as Vice Chair of the Board of Trustees of the Hackensack University Medical Center Network.

Select Skills and Qualifications:

Mr. Ludwig's qualifications to serve on our Board include his executive leadership experience, specifically his service as a director and executive of a public medical technology company, along with his extensive expertise in business strategy, finance, management and manufacturing.

Stephen P. MacMillan	Independent Director
Chairman of the Board, President, and Chief Executive Officer of Hologic, Inc.
Director Since: April 2015 Age: 55 Committees: Executive Compensation and Human Resources; Nominating and Governance	Other Public Company Boards: Hologic, Inc. Education: Davidson College, B.A. in Economics; Harvard Business School Advanced Management Program

Executive Highlights:

Mr. MacMillan is currently the Chairman, President and Chief Executive Officer of Hologic, Inc., a position he has held since June 2015, and he served as President and Chief Executive Officer of Hologic, Inc., since December 2013. Prior to assuming his role with Hologic, Mr. MacMillan was the Chief Executive Officer of sBioMed, LLC, a medical research company, from October 2012 to December 2013. From 2003 to 2012, Mr. MacMillan served in various roles at Stryker Corporation, including Chief Operating Officer from June 2003 to January 2005, President from June 2003 to February 2012, Chief Executive Officer from January 2005 to February 2012 and Chairman from January 2010 to February 2012. Prior to 2003, Mr. MacMillan was a senior executive with Pharmacia Corporation, where he oversaw five global businesses. Prior to joining Pharmacia, Mr. MacMillan spent 11 years with Johnson & Johnson in a variety of senior roles both in the U.S. and Europe, including President of the joint venture between Johnson & Johnson and Merck. Mr. MacMillan began his career with Procter & Gamble in 1985. Mr. MacMillan formerly served as a director of Texas Instruments Inc. and Alere Inc. Mr. MacMillan also serves on the Board of Directors of Advamed, a medical device trade association.

Select Skills and Qualifications:

Mr. MacMillan's qualifications to serve on our Board include his executive leadership experience, specifically his service as a director and chief executive officer of public medical technology companies.

Michael F. Mahoney	CEO, Chairman of the Board
President and Chief Executive Officer of Boston Scientific Corporation
Director Since: November 2012 Age: 54	Other Public Company Boards: Baxter International, Inc. Education: University of Iowa, B.B.A. in Finance; Wake Forest University, M.B.A.

Executive Highlights:

Michael F. Mahoney joined the Company as our President in October 2011, and became our President and Chief Executive Officer and a director in November 2012. Mr. Mahoney became our Chairman of the Board in May 2016. Prior to joining the Company, he was Worldwide Chairman of the Medical Devices and Diagnostics division of Johnson & Johnson from January 2011 to September 2011, overseeing 50,000 employees and seven franchises. Prior to assuming this position, Mr. Mahoney served as Worldwide Group Chairman of Johnson & Johnson's DePuy franchise, an orthopedics and neurosciences business, from April 2007 through January 2011. From January 2001 through March 2007, Mr. Mahoney served as President and Chief Executive Officer of Global Healthcare Exchange, a provider of supply chain solutions and services that brings together hospitals, manufacturers, distributors and group purchasing organizations. Mr. Mahoney began his career at General Electric Medical Systems, where he spent 12 years, culminating in the role of General Manager of the Healthcare Information Technology business.

Select Skills and Qualifications:

Mr. Mahoney's qualifications to serve on our Board, in addition to being our Chief Executive Officer, include his management experience leading complex organizations in medical device and other healthcare-related businesses, expertise in building strong leadership teams, developing international markets, and a proven ability to execute successful business strategies and drive operational excellence.

David J. Roux	Independent Director
Chairman of the Board of Trustees of Jackson Laboratories
Director Since: January 2014 Age: 62 Committees: Audit, Finance (Chair)	Other Public Company Boards: N/A Education: Harvard College; Harvard University, M.B.A.; King's College, Cambridge University, M. Phil.

Executive Highlights:

Mr. Roux is Chairman of Jackson Laboratories, an independent biomedical research institute. He is the co-founder and was the Chairman, co-Chief Executive Officer and managing partner of Silver Lake, a private equity firm focused on technology investing, from January 2014 to December 2017. Prior to that, Mr. Roux was Chairman and Chief Executive Officer of Liberate Technologies, Executive Vice President at Oracle Corporation and Senior Vice President at Lotus Development. He is also Chairman of Bristol Seafoods and Vice Chairman of National Audubon Society. He previously served as a director of Avaya Inc., Avaya Holdings Corp. and Intelsat S.A.

Select Skills and Qualifications:

Mr. Roux's qualifications to serve on the Board include his extensive experience in operations, technology, management and business strategy, and his financial expertise and background as an entrepreneur, executive and director.

John E. Sununu	Independent Director
Former United States Senator from New Hampshire
Director Since: April 2009 Age: 54 Committees: Audit (Financial Expert); Nominating and Governance (Chair)	Other Public Company Boards: N/A Education: Massachusetts Institute of Technology, B.S. and M.S. in Mechanical Engineering; Harvard University, M.B.A.

Executive Highlights:

Senator Sununu served as a U.S. Senator from New Hampshire from 2003 to 2009. He was a member of the Committees on Banking, Commerce, Finance and Foreign Relations, and he was appointed the Congressional Representative to the United Nations General Assembly. Before his election to the Senate, Senator Sununu served three terms as a Member of the U.S. House of Representatives from New Hampshire's 1st District from 1996 to 2002. He was Vice Chairman of the Budget Committee and a member of the Appropriations Committee. During his twelve years in Congress, he drafted and helped pass several important pieces of legislation, including the Internet Tax Freedom Act, the Survivors Benefit Act and the New England Wilderness Act. Prior to serving in Congress, Senator Sununu served as Chief Financial Officer for Teletrol Systems, a manufacturer of building control systems. Senator Sununu formerly served as a director of Time Warner Cable Inc.

Select Skills and Qualifications:

Senator Sununu complements our Board with his experience in government and corporate leadership. Senator Sununu provides important insights on government relations, public policy and other matters relevant to our Company due to his extensive experience in both the public and private industry sectors.

Ellen M. Zane	Independent Director
CEO Emeritus and Vice Chair of the Board of Trustees at Tufts Medical Center and Floating Hospital for Children
Director Since: April 2016 Age: 67 Committees: Audit (Financial Expert); Nominating and Governance	Other Public Company Boards: Brooks Automation; Haemonetics Corporation Education: George Washington University, B.A.; Catholic University of America, M.A. in Audiology and Speech-Language Pathology

Executive Highlights:

Ms. Zane is CEO Emeritus and Vice Chair of the board of trustees at Tufts Medical Center and Floating Hospital for Children, and previously, she served as its President and Chief Executive Officer. Ms. Zane also served as Network President for Partners Healthcare System, a physician/hospital network sponsored by the Harvard-affiliated Massachusetts General Hospital and Brigham and Women's Hospital. Ms. Zane also previously served as Chief Executive Officer of Quincy Hospital in Quincy, Massachusetts. Ms. Zane currently is a director of nThrive, a Georgia-based private equity held company involved with healthcare revenue cycle management; Fiduciary Trust Company, a privately owned wealth management company; AgNovos Healthcare, LLC a privately held medical device company, focused on bone health; and Synchrony Financial, a public consumer financial services company. Ms. Zane previously served as a director of Century Capital Management, Parexel International Corporation, Lincare Holdings Inc., and Press Ganey Holdings. Ms. Zane holds a Professional Director Advanced Certification from the American College of Corporate Directors.

Select Skills and Qualifications:

Ms. Zane's qualifications to serve on our Board include her executive experience in the healthcare industry, specifically as the chief executive officer of a large urban academic (teaching and research) medical center, in addition to her experience as a director at other public companies.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL TEN OF THESE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE

Overview

To guide the operation and direction of the Board and its committees, our Board has established our Corporate Governance Guidelines, charters for its standing committees and our Code of Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the NYSE, the rules and regulations of the SEC and other legal requirements. These materials are available under "Governance Overview" in the "Investor Relations" section of our website at www.bostonscientific.com. These materials are also available in print free of charge to stockholders, upon written request to Boston Scientific Corporation, Investor Relations, 300 Boston Scientific Way, Marlborough, Massachusetts 01752.

Our Board believes that good corporate governance is fundamental to the overall success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the NYSE, the rules and regulations of the SEC, and the rules and regulations under the Internal Revenue Code of 1986, as amended (the Code), as well as best practices suggested by recognized governance authorities, and makes modifications to our corporate governance practices that it determines are warranted.

Director Independence

Under the NYSE's Corporate Governance Standards, a majority of the Board must qualify as independent directors. However, our Corporate Governance Guidelines require that a significant majority of the Board qualify as independent directors. The NYSE Corporate Governance Standards define specific relationships that disqualify directors from being independent and further require that for a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company).

In making determinations regarding independence, the Board applies the NYSE standards and broadly considers all relevant facts and circumstances known to it. For directors who will serve on the Compensation Committee, the Board considers all factors specifically relevant to determining whether a director has a relationship with our Company that is material to that director's ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by our Company to such director, and (ii) whether such director is affiliated with our Company, a subsidiary of our Company or an affiliate of a subsidiary of our Company — as required by the NYSE independence standards for compensation committee members.

The Board has determined that the following directors are independent under the independence standards set forth in the NYSE Corporate Governance Standards: Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, Stephen P. MacMillan, David J. Roux, John E. Sununu and Ellen M. Zane.

The Board monitors its compliance with NYSE requirements for director independence on an ongoing basis, including through an annual review of director questionnaires and consideration of transactions and relationships between each director or any member of his or her immediate family and the Company as well as other relevant facts and circumstances. The Board and the Nominating and

Governance Committee considered the directors' responses to a questionnaire asking about their relationships with the Company (and their immediate family members' relationships with the Company) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors. The Board made its determination as to whether any relationship between a director and our Company is a material relationship based on the facts and circumstances of the relationship, the amounts involved in the relationship, the director's interest in such relationship, if any, and such other factors as the Board, in its judgment, deemed appropriate.

Director Nomination Process

The Nominating and Governance Committee is responsible for determining the appropriate skills and characteristics required of new Board members in the context of the current make-up of the Board. In so doing, the Nominating and Governance Committee considers, with input from the Board, those factors it deems appropriate, such as independence, experience, strength of character, judgment, technical skills, diversity, years of experience and the extent to which the individual would fill a present need on the Board. The aim is to assemble a Board that is strong in its collective knowledge and that consists of individuals who bring a variety of complementary attributes and who, taken together, have the appropriate skills and experience to oversee the Company's business. The Nominating and Governance Committee considers diversity as one of a number of factors in identifying nominees for director. It does not, however, have a formal policy in this regard. The Nominating and Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, as well as other diversity concepts such as ethnicity and gender.

Director nominees must, at a minimum, meet the general criteria outlined in our Corporate Governance Guidelines. Generally, directors should be individuals who have succeeded in their particular field and who demonstrate integrity, reliability, knowledge of corporate affairs and an ability to work well with others, and should also satisfy at least one of the following criteria:

  •
  demonstrated management ability at senior levels in successful organizations;

  •
  current or recent employment in positions of significant responsibility and decision making;

  •
  expertise in leading rapidly growing multi-national organizations; or

  •
  current and prior experience related to anticipated board and committee responsibilities in other areas of importance to our Company.

The Nominating and Governance Committee receives suggestions for new directors from a number of sources, including independent Board members and our Chairman and Chief Executive Officer. It also may, in its discretion, employ a third-party search firm to assist in identifying candidates for director.

The Nominating and Governance Committee will also consider recommendations for Board membership submitted by our stockholders and other sources, and considers director nominees for election so submitted if the submission is made in accordance with the advance notice provisions of our By-Laws. The qualifications of candidates recommended by stockholders will be reviewed and considered by the Nominating and Governance Committee with the same degree of care and consideration as candidates for nomination to the Board submitted by independent Board members and our Chairman and Chief Executive Officer.

The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for re-election. With respect to existing directors, prior to making its recommendation to the full Board, the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director's continuation on the Board as a regular part of the annual nominating process.

Under the advance notice provisions of our By-Laws, director nominations and proposals to bring any other business before the 2020 Annual Meeting of Stockholders by our stockholders must be received by our Corporate Secretary at our principal executive offices on or before November 28, 2019. Director nominations by our stockholders must also satisfy the other procedures set forth in the advance notice provisions of our By-Laws. Should you wish to submit a director recommendation or nomination, have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752.

Board Refreshment

The Board has not established any term or age limits to an individual's membership on the Board. While these limits could help ensure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of causing the loss to the Company of the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. The Nominating and Governance Committee, as part of its annual assessment of the composition of the Board, reviews a director's continuation on the Board. The Company believes that, through regular evaluation of performance and the Company's needs, the Company will continue to achieve the appropriate balance between Boston Scientific experience and fresh ideas and perspectives.

Chief Executive Officer Succession

Pursuant to our Corporate Governance Guidelines, the Nominating and Governance Committee reports to the full Board periodically on succession planning for our Chief Executive Officer (and other executive officers, as appropriate). Our Chief Executive Officer discusses with the Board and the Nominating and Governance Committee at least once per year, his recommendations and evaluations of potential successors to his position, including in the event of an unexpected emergency, and reviews development plans, if any, recommended for such individuals. Additionally, the Nominating and

Governance Committee conducts an annual review of the CEO Succession Plan framework, which outlines certain high-level planning, notification and other actions, and is designed to minimize disruption in the event of a temporary or permanent absence of the Chief Executive Officer.

Board Leadership Structure

Our Board believes that it is important that it retain flexibility to make the determination as to whether the interests of the Company and our stockholders are best served by having the same individual serve as both Chief Executive Officer and Chairman of the Board or whether the roles should be separated based on the circumstances at any given time. Under our Corporate Governance Guidelines, the Board will appoint a Lead Independent Director when the Chief Executive Officer and Chairman of the Board roles are combined or if the Chairman is not otherwise independent. Pursuant to our Corporate Governance Guidelines, the Lead Independent Director is appointed annually, though is generally expected to serve for a renewable term of three years, subject to annual re-election to the Board. The Lead Independent Director will preside over meetings of our non-management directors, serve as liaison between our Chairman and the independent directors, work with the Chairman to establish agendas for Board and committee meetings, raise issues with management on behalf of the independent directors, consult with committee leadership, and carry out other duties as requested by the Board. The Lead Independent Director also has the authority to call special meetings of independent or non-management directors, as needed.

Mr. Mahoney has been our President and Chief Executive Officer since November 2012 and the Chairman of our Board since May 2016. In light of the fact that the Chief Executive Officer and Chairman of the Board roles have been combined since May 2016, the Board appointed Mr. Ludwig at that time to serve as Lead Independent Director, and has re-appointed him to serve in that role for an additional three-year term, subject to his re-election to the Board at this Annual Meeting of Stockholders. Mr. Ludwig's qualifications to serve as our Lead Independent Director include his strong leadership experience as Chief Executive Officer and Chairman of the Board of Becton, Dickinson and Company, his service on the Board of CVS Health Corporation and the Chair of that board's Finance Committee, and as lead director on the Board of Aetna, Inc. prior to its acquisition by CVS Health Corporation. Our Board believes that this leadership structure, coupled with a commitment to Board independence, provides effective independent oversight of management, while fostering a constructive and cooperative relationship between the Board and management and allowing both the Board and management to benefit from Mr. Mahoney's day-to-day familiarity with our business operations.

Board Evaluations

Our Board of Directors conducts annual self-evaluations, overseen by the Nominating and Governance Committee in accordance with the committee's charter. The self-evaluations have been facilitated by a third party, and have included in-person and telephonic interviews with directors and presentation of results by the facilitator to our Board and individual directors.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk oversight is to understand the individual risks our Company faces, the steps management is taking to manage those risks, including the framework used by management for the coordinated oversight, control and continuous improvement of processes used to manage risk, and to assess management's appetite for risk. It is management's responsibility to manage risk and bring to the Board's attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments, which are each integrated with enterprise-risk exposures. The involvement of the full Board in approving our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

While the Board has the ultimate responsibility for risk oversight, each committee of the Board also oversees risk to the extent that it relates to the committee's responsibilities, as outlined below. Each committee makes reports in its respective area of responsibility to the Board at the next regularly scheduled Board meeting immediately following the committee meeting.

  •
  The Audit Committee focuses on financial risk, including internal controls, legal and regulatory risks, as well as compliance risks of a financial nature, including those related to federal healthcare programs and healthcare providers, and receives an annual risk assessment report from our internal auditors. It also assists the Board in fulfilling its oversight responsibility with respect to compliance risks of a non-financial nature, including those related to federal healthcare programs and healthcare providers, and regulatory, quality and product safety issues that affect us. The Audit Committee receives an annual risk assessment from our Global Compliance Group.

  •
  The Finance Committee focuses on risk exposure and risk management strategies associated with our strategic initiatives, current and potential investments, as well as cash, debt and equity management and our ongoing ability to access capital markets. In addition, the Finance Committee consults with the Audit Committee, as necessary, to share information pertinent to the Audit Committee's consideration and oversight of the Company's risk and risk management programs and policies.

  •
  The Executive Compensation and Human Resources Committee evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk consistent with our business strategy. The Executive Compensation and Human Resources Committee also reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers.

  •
  The Nominating and Governance Committee oversees governance and succession risk, including Board and Chief Executive Officer succession, and evaluates director skills and qualifications to ensure the appropriate appointment of particular directors to our standing committees based upon the needs of that committee. Such reports may identify current risks impacting each committee's areas of responsibility to the extent such risks were addressed at the earlier meeting.

Given the Board's role in risk oversight, it believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. Although there are different leadership structures that could allow our Board to oversee risk management effectively, and while our Board believes our current leadership structure will enable it to manage such risks effectively, it was one factor among many considered by our Board in selecting this leadership structure over other potential alternatives. For a discussion of the reasons why our Board has determined that its leadership structure is appropriate, please see the "Board Leadership Structure" above.

Communications with the Board

Stockholders and other interested parties who wish to communicate directly with any member of our Board, or our non-management directors as a group, may do so by writing to the Board of Directors or Non-Management Directors, Boston Scientific Corporation, c/o General Counsel, 300 Boston Scientific Way, Marlborough, Massachusetts 01752 or by contacting the Board via email at BSCboardofdirectors@bsci.com or non-management directors at non-managementdirectors@bsci.com. The Board has authorized the office of our General Counsel to review and organize, but not screen, communications from stockholders and other interested parties and deliver them to the Board or non-management directors, as applicable. We do screen commercial solicitations for appropriateness.

The Company is committed to stockholder engagement. In addition to the communication process detailed above, stockholders also have the opportunity to speak at our Annual Meeting of Stockholders, participate in the annual "say-on-pay" advisory vote and communicate with our active Investor Relations department, among other avenues for engagement. The Board seriously considers the views of stockholders in its decision-making process. For instance, in response to engagement with certain stockholders and evaluation of current corporate governance best practices, the Board has determined it would be in the best interest of the Company and its stockholders to propose an amendment to the Company's By-Laws to implement a majority voting standard in uncontested director elections, subject to stockholder approval at this Annual Meeting of Stockholders. For additional information on this proposal, please see page 98 of this Proxy Statement.

Board and Committee Service Limitation

Without the approval of the Nominating and Governance Committee, no director may sit on more than three public company boards (in addition to our Board) and our Chief Executive Officer may not sit on more than one public company board (in addition to our Board). No director may serve simultaneously on the audit committees of more than three public companies (including the Company), unless the Board of Directors has determined that such service would not impair the ability of the member to effectively serve on the Company's Audit Committee, such determination to be disclosed in accordance with applicable NYSE or SEC rules. At the May 2017 Board meeting, the Board made a determination that the then-proposed service of Mr. Dockendorff on the audit committee of a fourth public company (including the Company) would not impair his ability to effectively serve on the Company's Audit Committee. All of our Board members have complied with these limitations or procedures.

Related Party Transactions

Our Board has adopted a written related party transaction policy to monitor transactions, arrangements or relationships in which the Company and any of the following have an interest: (i) any person who is or was (since the beginning of 2018, even if they do not presently serve in that role) an executive officer or director or director nominee; (ii) any person who is a director emeritus; (iii) any person or entity who holds more than a 5% beneficial ownership of our common stock; (iv) any immediate family member of any of the foregoing; or (v) any entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position in which such person or persons collectively have a 10% or greater beneficial ownership interest. The policy covers any related party transaction that meets the minimum threshold for disclosure under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Related party transaction oversight is the responsibility of our Nominating and Governance Committee. Our General Counsel is responsible for identifying any potential related party transactions and, if she determines that an existing or proposed transaction constitutes a related party transaction under the policy, she will provide relevant details and an analysis of the related party transaction to the Nominating and Governance Committee. The General Counsel provides an annual summary to the Nominating and Governance Committee of all transactions or relationships which she considered under this policy, including those that she determined do not constitute a related party transaction. If the General Counsel has an interest in a potential related party transaction, she will provide all relevant information to the Chairperson of the Nominating and Governance Committee, who will provide the information to the other members of such Committee. The Nominating and Governance Committee reviews relevant information concerning any existing or proposed transaction contemplated by the Company with an entity that is the subject of a disclosed relationship, and approves or rejects the transaction, with or without conditions or additional protections for the Company. Our related party transactions policy can be found in our Corporate Governance Guidelines available under "Governance Overview" in the "Investor Relations" section of our website at www.bostonscientific.com.

Code of Conduct

We maintain a Code of Conduct, which has been approved by our Board, to ensure that our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available under "Governance Overview" in the "Investor Relations" section of our website at www.bostonscientific.com. A stockholder may request a copy of the Code of Conduct by contacting our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. Any waivers or substantive amendments of the Code of Conduct will be disclosed on our website at www.bostonscientific.com.

Sustainability

In addition to our corporate governance policies, sustainability is a key focus of our business. We endeavor to reduce our environmental footprint on a global basis, engage with and support the communities where we operate, conduct our operations in a responsible and ethical manner, advance the growth and capabilities or our employees and develop innovative products that improve health care worldwide. For more, please see our sustainability report available at www.bostonscientific.com/performancereport.

MEETINGS AND BOARD COMMITTEES

Board Meetings and Director Attendance

The Board met eight times in 2018. In 2018, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of our Board of Directors on which the director served (during the periods that he or she served).

Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the full Board will meet at least four times per year. Generally, the Board meets in February, May, August and November. In addition, directors are expected to use reasonable efforts to attend Annual Meetings of Stockholders. At our 2018 Annual Meeting of Stockholders, nine of our ten directors were in attendance, with one director unable to attend due to a personal conflict.

Executive Sessions

Directors who qualify as independent directors within the meaning of the NYSE Corporate Governance Standards meet in executive sessions without management at every regularly scheduled Board meeting and at such other times as they deem appropriate. Our independent directors meet in executive session at least once annually. In 2018, our independent directors met in executive session without non-independent directors four times. The Chairman of the Board, if independent, or the Lead Independent Director, if the Chairman of the Board is not independent, will preside at executive sessions of independent directors. In his absence, the Chair of the Nominating and Governance Committee presides at these executive sessions, and, in his absence, the Chair of the Audit Committee presides.

Committees of the Board of Directors

Our Board has standing Audit, Executive Compensation and Human Resources, Nominating and Governance, and Finance Committees. All of the members of the Audit Committee, Executive Compensation and Human Resources Committee, and Nominating and Governance Committee meet the applicable independence requirements of the NYSE and the SEC. Our Board also establishes special committees from time to time to address specific issues or discrete matters as the need arises.

Each of our standing committees is governed by a written charter, which is subject to annual review by each respective committee and approval by the Board. Committee charters are available under "Governance Overview" in the "Investor Relations" section of our website at www.bostonscientific.com.

Board Committee Membership

As of March 15, 2019, our committee membership was as follows:

Name	Audit Committee	Executive Compensation and Human Resources Committee	Nominating and Governance Committee	Finance Committee

Nelda J. Connors		*		*
Charles J. Dockendorff	+			*
Yoshiaki Fujimori				*
Donna A. James		+	*
Edward J. Ludwig	*	*
Stephen P. MacMillan		*	*
Michael F. Mahoney
David J. Roux	*			+
John E. Sununu	*		+
Ellen M. Zane	*		*

*	Committee Member
+	Committee Chair

Audit Committee

Our Audit Committee met twelve times in 2018. Our Audit Committee is comprised of Messrs. Dockendorff, Ludwig, Roux and Sununu and Ms. Zane, each of whom meets the independence requirements of the NYSE and the SEC. The Board has also determined that each of Messrs. Dockendorff, Ludwig and Sununu and Ms. Zane is an "audit committee financial expert" as that term is defined in the rules and regulations of the SEC.

As outlined in its written charter, the primary purpose of the Audit Committee is to provide oversight of our accounting and financial reporting processes and audits of our financial statements, as well as of our global compliance program, including matters related to compliance with financial, legal and regulatory requirements. The Audit Committee has responsibility to, among other things:

  •
  provide assistance to our Board in the areas of corporate accounting, internal control, independent audit and reporting practices;

  •
  maintain, by way of regularly scheduled meetings, a direct line of communication among our directors, management, our internal auditors and our independent registered public accounting firm;

  •
  appoint our independent registered public accounting firm, evaluate its qualifications, independence and performance, and review its reports and other services, and has the right to terminate our independent registered public accounting firm;

  •
  pre-approve audit, audit-related and non-audit services performed for us by our independent registered public accounting firm; and

  •
  assist the Board in its oversight of financial, legal and regulatory compliance, including financial reporting, internal controls and financial risk exposure to the Company resulting from legal and regulatory compliance matters, and all other areas of compliance.

The Audit Committee Report can be found on page 102 of this Proxy Statement.

Executive Compensation and Human Resources Committee

Our Executive Compensation and Human Resources Committee (Compensation Committee) met five times in 2018. Ms. James, Ms. Connors, and Messrs. Ludwig and MacMillan are the current members of the Compensation Committee. The Compensation Committee is, and was during 2018, comprised exclusively of "independent directors," as defined by the NYSE, including under the heightened independence standards applicable to compensation committee members, "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (Exchange Act), and "outside directors" within the meaning of Section 162(m) of the Code.

As outlined in its written charter, the Compensation Committee has the responsibility to, among other things:

  •
  set the corporate goals and objectives relative to the Chief Executive Officer's compensation and evaluate the Chief Executive Officer's performance against those goals and objectives;

  •
  determine and approve our Chief Executive Officer's compensation;

  •
  review, oversee and determine (or make recommendations to the Board regarding) the total compensation package for our other executive officers;

  •
  review and approve all new employment, consulting, retirement, severance and change in control agreements, indemnification agreements and other arrangements proposed for our executive officers, except for employment agreements with the Chief Executive Officer or Chief Financial Officer, with respect to which it shall review and make recommendations to the Board, and periodically review and evaluate these arrangements for continuing appropriateness;

  •
  review and make recommendations to the Board regarding the compensation of our non-employee directors;

  •
  adopt and periodically review a comprehensive statement of executive compensation philosophy, strategy and principles; and

  •
  review and discuss with management how the Company's compensation policies and programs for all of its employees may create incentives that can affect risk and the management of that risk, as well as whether the Company's compensation programs are appropriately aligned with the Company's risk management.

The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee, as it deems appropriate in accordance with applicable laws and regulations. The Compensation Committee has delegated authority to our Chief Executive Officer to make equity grants to new hires and retention awards to existing employees who are not executive officers within predetermined guidelines. These grants are reviewed with the Compensation Committee at its next regularly scheduled meeting. The Compensation Committee may also delegate authority to make amendments to the Company's benefit plans and Global Employee Stock Ownership Plan to the Senior Vice President, Human Resources, that he or she determines to be necessary to maintain compliance with applicable law or other technical amendments that do not materially increase the cost of the plans to the Company.

Pursuant to its charter, the Compensation Committee has sole authority to retain or obtain advice from any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Committee in the performance of its duties, including the sole authority to approve the compensation and other terms and conditions of retention. Prior to any such retention, and on an annual basis, the Compensation Committee considers any factors relevant to such consultant's, legal counsel's or advisor's independence from management, including the factors specified in the NYSE Corporate Governance Standards or other listing rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor. Semler Brossy Consulting Group, LLC (Semler Brossy) served as the Compensation Committee's independent compensation consultant in 2018. During 2018, Semler Brossy provided the following compensation services to the Compensation Committee:

  •
  reviewed and recommended the peer group of companies used in evaluating executive and director compensation;

  •
  provided information and commentary on executive and director compensation market trends;

  •
  collected and analyzed market pay data on director and executive compensation;

  •
  reviewed and provided commentary and recommendations on our executive and director compensation arrangements in comparison to market; and

  •
  reviewed and provided commentary on our proxy disclosures and management proposals concerning executive pay.

For additional information regarding the services provided by Semler Brossy, please see the Compensation Discussion & Analysis section.

In 2018, Semler Brossy and its affiliates did not provide additional services to the Company other than at the request of the Compensation Committee. After review and consultation with Semler Brossy, the Compensation Committee determined that Semler Brossy is independent, and there is no conflict of interest resulting from retaining Semler Brossy currently or during 2018. In reaching these conclusions, the Compensation Committee considered the factors set forth in the SEC rules and the NYSE listing standards.

In accordance with its annual review of its compensation consultant engagement, the Compensation Committee will evaluate the engagement of Semler Brossy in May 2019.

The Compensation Committee Report can be found on page 68 of this Proxy Statement.

Nominating and Governance Committee

The Nominating and Governance Committee met four times in 2018. Mr. Sununu, Ms. James, Mr. MacMillan and Ms. Zane are the current members of the Nominating and Governance Committee, each of whom is a non-employee director and meets the independence requirements of the NYSE.

As outlined in its written charter, the Nominating and Governance Committee has responsibility to, among other things:

  •
  recommend nominees for election and re-election to the Board;

  •
  ensure that Board nominees are qualified and consistent with our needs;

  •
  monitor significant developments in the law and practice of corporate governance for directors of public companies;

  •
  recommend Board committee assignments;

  •
  review and recommend Board policies and procedures;

  •
  review political contributions made by the Company;

  •
  monitor compliance with our stock ownership guidelines and with our related party transactions and board service policies;

  •
  oversee the Board and each committee of the Board in their annual performance self-evaluations;

  •
  recommend to the Board candidates for Chairman and Chief Executive Officer; and

  •
  review and assess a succession plan for the Chief Executive Officer.

The Nominating and Governance Committee is also responsible for reviewing with the Board, on an annual basis, the current size, structure and composition of the Board as a whole, and whether the Company is being well served by the current directors taking into account the following: the directors' degree of independence; business background, including any areas of particular expertise, such as accounting or related financial management expertise, marketing or technology; record of service (for incumbent directors), including attendance record; meeting preparation; overall contribution to the Board; employment status; gender; ethnicity; years of experience; availability for service to us; and our anticipated needs.

For information on the nomination process conducted by the Nominating and Governance Committee and our policies regarding stockholder nominations of directors, please see the Corporate Governance section titled "Director Nomination Process."

Finance Committee

The Finance Committee met four times in 2018. Mr. Roux, Ms. Connors, Mr. Dockendorff and Mr. Fujimori are the current members of the Finance Committee. The primary role of the Finance Committee is to provide a forum within the Board to review our overall financing plans and long-term strategic objectives, as well as our shorter-term acquisition and investment strategies and how these shorter-term activities fit within our overall business objectives.

As outlined in its written charter, the Finance Committee is charged with providing Board oversight of the financial management of the Company, approving strategic transactions for which the Board has delegated authority, making recommendations to the Board regarding larger transactions, and evaluating our financial strategies and policies. The Finance Committee has responsibility to, among other things:

  •
  review periodically with management our strategic business objectives and the manner in which transactional activity can contribute to the achievement of those objectives;

  •
  review strategic opportunities with management on a regular basis;

  •
  conduct periodic reviews of completed transactions to assess success achieved;

  •
  test the extent to which the projections and other assumptions relied upon in approving past transactions have borne out;

  •
  identify the factors differentiating more successful transactions from less successful ones;

  •
  evaluate the strategic contributions of these transactions; and

  •
  conduct periodic reviews of our cash investments and cash management policies, debt ratings and global financing objectives and strategies, including the review and approval of certain borrowing arrangements, capital expenditures and dispositions, and activities that may impact our capital structure.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during 2018 were Ms. Connors, Ms. James, Mr. Ludwig and Mr. MacMillan. None of these Compensation Committee members is or has ever been an officer or employee of our Company. During 2018, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2018, none of our executive officers served on the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

DIRECTOR COMPENSATION

Elements of Director Compensation

The Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors at least annually and recommends changes to our Board when appropriate. Non-employee directors receive a combination of cash and equity compensation for their service on our Board. To determine the level of compensation for 2018, the Compensation Committee relied on the consulting services of Semler Brossy, as well as publicly available data describing director compensation in our peer group companies, to establish an appropriate and competitive level of compensation. The Compensation Committee generally aims to provide a level of compensation that is competitive with the median of peer and other similar companies. The Compensation Committee also took into consideration the significant amount of time and dedication required by our directors to fulfill their duties on our Board and Board committees as well as the need to continue to attract highly qualified candidates to serve on our Board. Our director compensation is as follows:

Non-Employee Directors

2018 Compensation

For their service for the annual term beginning on the date of the 2018 annual meeting of stockholders, we have compensated our non-employee directors as described below and in the following sections:

  •
  an annual cash retainer of $115,000;

  •
  an annual grant of equity with a value of $185,000;

  •
  an annual cash fee of $20,000 for the chair of each of our Board committees, other than the chair of our Audit Committee;

  •
  an annual cash fee of $25,000 for the chair of our Audit Committee; and

  •
  an annual cash fee of $40,000 to our Lead Independent Director.

The annual equity grants are made on the date of each annual meeting of stockholders. If a non-employee director is appointed to the Board on a date other than the annual meeting of stockholders, an equity grant in an amount equal to the then-current non-employee director annual award, prorated for the time period from the effective date of the appointment to the next annual meeting of stockholders, is made on the first trading day of the month following the month in which the new director was appointed to the Board. Such awards made to new non-employee directors become free from restriction upon the expiration of the new director's current term of office on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director's continuation of service during such term. Additionally, if a non-employee director is appointed to the Board on a date other than the annual meeting of stockholders, the annual cash retainer for such director will be prorated for the time period from the effective date of the appointment to the next annual meeting of stockholders.

For their service for the annual term beginning on the date of the 2017 annual meeting of stockholders, the annual cash retainer was $100,000 and the annual cash fee for the chair of our Audit

Committee was $20,000. In November 2017, and effective from the 2018 annual meeting of stockholders, the Compensation Committee removed stock options from the equity alternatives that were available to directors to receive as all or a portion of their cash compensation or annual equity grant.

Cash Compensation

Each non-employee director receives the annual cash retainer and fees on a quarterly basis. For 2018, each non-employee director could elect to receive all or a portion of his or her cash compensation as one or both of two equity alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director's continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferred stock units, valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director's separation from Board service in accordance with the Boston Scientific Non-Employee Director Deferred Compensation Plan, as amended and restated, effective January 1, 2014 (the 2014 Non-Employee Director Deferred Compensation Plan)). Each non-employee director could also choose to defer receipt of all or a portion of his or her annual cash compensation under the 2014 Non-Employee Director Deferred Compensation Plan, as described further below.

Equity Compensation

The annual equity grants are made on the date of each annual meeting of stockholders and are subject to the terms and conditions of our 2011 Long-Term Incentive Plan (2011 LTIP). In 2018, each non-employee director could elect to receive his or her annual equity award as one or both of the following two equity compensation alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director's continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferred stock units valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director's separation from Board service in accordance with the 2014 Non-Employee Director Deferred Compensation Plan).

Employee Directors

Directors who are also employees of the Company receive no compensation for serving on the Board or its committees.

Other Payments and Benefits

We pay or reimburse our directors for transportation, hotel, meals and other incidental expenses incurred in connection with their performance of services for us, including attending Board and committee meetings and participating in director education programs. Our corporate aircraft is made available to our directors for travel to and from our Board meetings, as well as for certain other Company business travel. We also extend directors' and officers' indemnity insurance coverage to each of our directors.

Non-Employee Director Deferred Compensation Plans

Each non-employee director may, by written election, defer receipt of all or a portion of the annual cash retainer, annual cash committee chair fees and equity compensation under our 2014 Non-Employee Director Deferred Compensation Plan. Cash amounts deferred can be invested in deemed investment options in which we credit the amount deferred plus any earnings from the chosen investment options. Investment options under the plan are generally the same as those offered under the Company's 401(k) Plan through Vanguard, except that, among other things, directors may not elect to invest in the BSC Stock Fund. Deferred cash amounts are payable, at the non-employee director's written election, in either a lump-sum or in annual installments after a director's separation from Board service or in a lump-sum on an earlier fixed date (in all cases in accordance with the plan).

Director Stock Ownership Guidelines

We believe the stock ownership requirements for our non-employee directors align the interests of our directors with the long-term interests of our stockholders. Our director stock ownership guidelines provide that each non-employee director should own shares with a value equal to at least five times the director annual cash retainer within five years of his or her joining the Board. For purposes of satisfying this obligation, stock units and stock or stock unit deferrals under a Company deferred compensation plan may be included in the aggregate number of shares held by a director. All of our non-employee directors who have served five years or more currently meet our director stock ownership guidelines. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. For information regarding the stock ownership guidelines applicable to our Chairman and Chief Executive Officer, please see the Compensation Discussion & Analysis section titled "Executive Stock Ownership Guidelines."

Director Compensation Table

The table below summarizes the compensation paid or earned by our non-employee directors for the year ended December 31, 2018.

Name(1)	Fees Earned or Paid in Cash ($)(2)(3)	Stock Awards ($)(2)(4)(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)

Nelda J. Connors	110,000	184,981	2,497	—	297,478
Charles J. Dockendorff	133,333	184,981	—	—	318,314
Yoshiaki Fujimori	110,000	184,981	—	—	294,981
Donna A. James	125,000	184,981	—	—	309,981
Edward J. Ludwig	155,000	184,981	—	228	340,209
Stephen P. MacMillan	110,000	184,981	—	—	294,981
David J. Roux	130,000	184,981	—	527	315,508
John E. Sununu	130,000	184,981	—	183	315,164
Ellen M. Zane	110,000	184,981	—	—	294,981

(1)	Mr. Mahoney, the Chairman of our Board, President and Chief Executive Officer, is not included in this table because Mr. Mahoney did not receive any compensation for his services as a director in 2018. His compensation as an executive of the Company is discussed in the Compensation Discussion & Analysis and Executive Compensation sections.
(2)
The "Stock Awards" column and, to the extent a director received equity in lieu of cash compensation, the "Fees Earned or Paid in Cash" column, present grant date fair value (and the notes below present the individual grant date fair values) of each director's equity award computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. For a description of the assumptions used for purposes of determining grant date fair value, please see Note L — Stock Ownership Plans to our consolidated financial statements included in Item 8 — Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2018.

(3)
Mr. Ludwig elected to receive equity in the form of restricted stock in lieu of 50% of his cash retainer earned in 2018. Mr. MacMillan elected to receive equity in the form of deferred stock units for his entire cash retainer earned in 2018, and the grant to Mr. MacMillan on May 10, 2018 relates to his service during the one-year term beginning after the 2018 Annual Meeting of Stockholders. The following table reports the equity granted to Messrs. Ludwig and MacMillan in lieu of cash for the one-year term beginning after the 2018 Annual Meeting of Stockholders.

Name	Equity Award	Grant Date	Number of Units(#)	Grant Date Fair Value($)	Vesting Date

Edward J. Ludwig	Restricted Stock	May 10, 2018	2,559	77,487	May 9, 2019
Stephen P. MacMillan	Deferred Stock Units	May 10, 2018	3,797	114,973	May 9, 2019

(4)
Each non-employee director elected at our 2018 Annual Meeting of Stockholders was granted an equity award with a value of $185,000. For each director that elected to receive restricted stock, the restricted stock vests on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director's continued service during such term. For each director that elected to receive deferred stock units, the deferred stock units vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to continued service during such term, and vested shares of stock will be issued to the director upon his or her separation from Board service in accordance with the 2014 Non-Employee Director Deferred Compensation Plan.
The annual equity awards to our directors during 2018 are shown below:

Name	Equity Award	Grant Date	Number of Shares/ Units(#)	Grant Date Fair Value($)	Vesting Date

Nelda J. Connors	Restricted Stock	May 10, 2018	6,109	184,981	May 9, 2019
Charles J. Dockendorff	Restricted Stock	May 10, 2018	6,109	184,981	May 9, 2019
Yoshiaki Fujimori	Deferred Stock Units	May 10, 2018	6,109	184,981	May 9, 2019
Donna A. James	Restricted Stock	May 10, 2018	6,109	184,981	May 9, 2019
Edward J. Ludwig	Restricted Stock	May 10, 2018	6,109	184,981	May 9, 2019
Stephen P. MacMillan	Deferred Stock Units	May 10, 2018	6,109	184,981	May 9, 2019
David J. Roux	Restricted Stock	May 10, 2018	6,109	184,981	May 9, 2019
John E. Sununu	Restricted Stock	May 10, 2018	6,109	184,981	May 9, 2019
Ellen M. Zane	Restricted Stock	May 10, 2018	6,109	184,981	May 9, 2019

The outstanding Restricted Stock, Restricted Stock Deferred and Deferred Stock Units held by the non-employee directors at December 31, 2018 are shown below:

Name	Outstanding Restricted Stock	Outstanding Deferred Stock Units and Restricted Stock Deferred

Nelda J. Connors	6,109	77,569
Charles J. Dockendorff	6,109	—
Yoshiaki Fujimori	—	13,121
Donna A. James	6,109	8,494
Edward J. Ludwig	8,668	18,502
Stephen P. MacMillan	—	37,602
David J. Roux	6,109	—
John E. Sununu	6,109	81,757
Ellen M. Zane	6,109	—

For more information on the beneficial ownership of our directors, please see the section titled "Certain Beneficial Ownership Matters".

(5)	The outstanding unexercised stock options at December 31, 2018, pursuant to stock option awards previously granted to non-employee directors, all of which have vested, are shown below.

Name	Outstanding Stock Options

Edward J. Ludwig	16,818
Stephen P. MacMillan	34,493

(6)
The amounts in this column represent the "above-market" portion of 2018 earnings under the interest crediting investment option available under the Non-Employee Director Deferred Compensation Plan. The interest rate used under the plan each year is the Moody's Composite Yield on Seasoned Corporate Bonds for the month of September of the preceding year. For 2018, the interest rate used under the plan was 3.92%, the Moody's rate in September 2017. Under SEC rules, interest on non-qualified deferred compensation is considered "above-market" if the interest rate exceeds 120% of the federal long-term interest rate, with compounding at the rate that corresponds most closely to the rate under the plan, at the time the interest rate or formula is set. For 2018, 120% of the applicable federal long-term interest rate was 3.12%.
(7)
The Amount reflected in the "All Other Compensation" column represents the aggregate incremental cost to us for personal use of our corporate aircraft by Messrs. Ludwig, Roux and Sununu, as well as any incremental costs associated with persons accompanying them on business travel, if applicable. We calculate the incremental cost to us by dividing the total annual variable operating costs for the corporate aircraft by the number of in flight hours during the year. The resulting dollar per hour amount is then multiplied by the number of hours flown for personal use by Messrs. Ludwig, Roux and Sununu during the year, including the "dead head" costs of flying the aircraft to and from locations for personal use. For additional details regarding our corporate aircraft, please see the footnotes to the Executive Compensation section titled "Summary Compensation Table." The amount in this column excludes $1,853, $3,584 and $1,392 of disallowed Company tax deductions attributable to Messrs. Ludwig, Roux and Sununu, respectively, for personal use of the corporate aircraft during the year.

EXECUTIVE OFFICERS

Our Executive Officers

As of March 15, 2019, our executive officers were as follows:

Name	Age	Title

Michael F. Mahoney	54	Chairman of the Board, President and Chief Executive Officer
Kevin J. Ballinger	46	Executive Vice President and President, Interventional Cardiology
Daniel J. Brennan	53	Executive Vice President and Chief Financial Officer
Arthur C. Butcher	48	Senior Vice President and President, Endoscopy
Wendy Carruthers	50	Senior Vice President, Human Resources
Jodi Euerle Eddy	46	Senior Vice President and Chief Information Officer
Joseph M. Fitzgerald	55	Executive Vice President and President, Rhythm Management
Edward F. Mackey	56	Executive Vice President, Operations
Professor Ian T. Meredith AM	62	Executive Vice President and Global Chief Medical Officer
Jeffrey B. Mirviss	53	Senior Vice President and President, Peripheral Interventions
Maulik Nanavaty	57	Senior Vice President and President, Neuromodulation
David A. Pierce	55	Executive Vice President and President, MedSurg
Desiree Ralls-Morrison	52	Senior Vice President, General Counsel and Corporate Secretary
John Bradley Sorenson	51	Senior Vice President, Manufacturing and Supply Chain
Eric Thépaut	57	Senior Vice President and President, Europe, Middle East and Africa
Warren Wang	45	Senior Vice President and President, Asia Pacific

Biographical Information About Our Executive Officers

For Michael F. Mahoney, please see his biography in Proposal 1: Election of Directors.

Kevin J. Ballinger is our executive vice president and global president, Interventional Cardiology, a position he has held since March 2017. In his current role, Mr. Ballinger is responsible for developing and bringing to market innovative solutions that diagnose and treat coronary artery disease and structural heart disorders. Prior to that, he served as senior vice president from January 2013 to February 2017. Mr. Ballinger has more than 20 years of interventional cardiology experience. Prior to his current role, he was also president, interventional cardiology and held a variety of engineering and general management positions within our Interventional Cardiology and Peripheral Interventions business units, including vice president and general manager, group program management, cardiology, rhythm and vascular; vice president of research and development, peripheral interventions and vice president of program management, cardiovascular. Mr. Ballinger earned a B.S. in mechanical engineering from Michigan Technological University and an M.B.A. from the University of Minnesota.

Daniel J. Brennan is our executive vice president and chief financial officer, a position he has held since January 2014. In this role, he is responsible for several company functions, including Global Controllership, Global Internal Audit, Corporate Finance, Treasury, Corporate Tax, Investor Relations, and Corporate Business Development. Prior to that, he was the Company's senior vice president and corporate controller, a role he served in since January 2010. Since joining Boston Scientific in December 1996, Mr. Brennan has held roles with increased responsibilities, including vice president and assistant corporate controller, vice president of Finance and Information Technology for Worldwide Financial & Strategic Planning, Investor Relations, International Finance and Cardiovascular, group controller of the non-vascular business and controller of the Meditech Vascular business. He holds a B.S. degree in Finance and Investments and an M.B.A from Babson College. Mr. Brennan is also a certified public accountant and a member of the board of overseers of Babson College. He currently is a member of the Board of Directors of Nuance Communications.

Arthur C. Butcher is our senior vice president and president, Endoscopy, a position he has held since July 2016. In this role, he is responsible for developing and bringing to market less invasive devices for treating gastrointestinal and pulmonary conditions. Prior to his current role, Mr. Butcher served as vice president & general manager, Japan Endoscopy from August 2014 to June 2016. Mr. Butcher has held a variety of marketing and strategic planning management positions within the Endoscopy and Urology and Pelvic Health businesses, including vice president of Global Marketing, Endoscopy division from April 2011 to August 2014, and vice president of New Business Development and Strategic Planning, Urology & Women's Health. Since joining Boston Scientific in 1997, Mr. Butcher has held management roles with increasing responsibility bringing a deep experience across divisions. He holds a B.A. in International Relations from the University of Pennsylvania and an M.B.A. from Columbia University.

Wendy Carruthers is our senior vice president, Human Resources, a position she has held since December 2012. In this role, she is responsible for overseeing the Company's Human Resources activities globally, including Human Resources operations and services, total rewards, talent management, diversity and inclusion and community engagement. Prior to her current role, Ms. Carruthers served as the head of Human Resources on an interim basis from August 2012 to November 2012, as well as our vice president of Global Talent Management from January 2011 to November 2012. Ms. Carruthers has been with Boston Scientific since 2004 and has held various positions such as, vice president of Human Resources for our Europe, Middle East and Africa region; vice president of Human Resources for Europe and director of Human Resources for Europe. Prior to joining Boston Scientific, Ms. Carruthers was vice president of Human Resources, Europe for Cable & Wireless. Ms. Carruthers holds a B.A. First Class Honors Degree in Modern Languages from the University of Salford and is a Fellow of the Chartered Institute of Personnel and Development. She is a Board member of the Boston Scientific Foundation and the Greater Boston Food Bank.

Jodi Euerle Eddy is our senior vice president and chief information officer, a position she has held since December 2015. Ms. Eddy joined the Company in December of 2013 as our vice president, Information Systems. In her current role, Ms. Eddy is responsible for positioning the Company for success across multi-disciplinary information technology (IT) needs and overseeing the Company's strategy for digital health, data analytics, and cyber security capabilities. Ms. Eddy leads an IT organization of employees and contractors worldwide focused on continued advancement into complex, integrated IT solutions to address evolving customer and patient data needs. Prior to joining Boston Scientific, Ms. Eddy progressed through several roles of increasing leadership of information systems positions over 18 years at General Electric, including serving as the commercial chief information officer for the Oil and Gas business from October 2012 until December 2013; chief commercial information officer for the Measurement and Control business from October 2011 until February 2012; and chief information officer for the Engineered Systems business from October 2008 until February 2011. Ms. Eddy earned a B.S. in computer science from Southern Connecticut State University. She holds certifications in Master Black Belt Six Sigma and CISSP and CISCO CCNA.

Joseph M. Fitzgerald is our executive vice president and president, Rhythm Management, a position he has held since February 2014, having previously served as senior vice president and president, Cardiac Rhythm Management from July 2011. He served as senior vice president and president, Endovascular from February 2010 until July 2011. Prior to that, Mr. Fitzgerald was president and general manager of Peripheral Interventions and president of Electrophysiology. Mr. Fitzgerald held a variety of management positions in our Neurovascular and Peripheral Interventions businesses. These included numerous regional and divisional sales management assignments up to and including his roles as vice president, Global Marketing for the Neurovascular business and vice president of U.S. Sales for the Neurovascular business. Prior to joining Boston Scientific in 1990 as a sales representative, Mr. Fitzgerald was with Anheuser Busch, Inc., where he held a variety of sales, marketing and training assignments. Mr. Fitzgerald holds a B.S. in Business from Indiana University and an M.B.A. from Southern Illinois University with a concentration in Marketing and Finance.

Edward F. Mackey is our executive vice president, Operations, a position he has held since February 2015. In this role, he is responsible for Global Manufacturing and Supply Chain, Quality and Regulatory Affairs, Information Technology, Global Business Services, Global Business Excellence, Corporate Research and Development, and Corporate Marketing and Market Access. Prior to joining Boston Scientific, Mr. Mackey was worldwide president of DePuy Synthes Power Tools, a division of Johnson & Johnson from November 2012 to January 2015, and vice president of Integration for Johnson & Johnson's acquisition of Synthes from June 2010 to November 2012. Early in his career, Mr. Mackey held management positions in Operations, Quality and Product Development at Raytheon's Mille Systems division. In 1995, he moved to Johnson & Johnson Orthopaedics as a plant manager and progressed through a series of manufacturing and supply chain leadership roles, becoming worldwide vice president of Supply Chain and Manufacturing for DePuy. Mr. Mackey holds a Bachelor's degree in Mechanical Engineering from Worcester Polytechnic Institute and an M.B.A from the University of Massachusetts.

Professor Ian T. Meredith AM is our executive vice president and global chief medical officer, a position he has held since January 2017. In this role, he is responsible for leading clinical science and medical affairs across Boston Scientific and providing global leadership of the company's clinical trial strategy. Prior to joining Boston Scientific, Professor Meredith served as professor and director of MonashHeart, and executive director of the Monash Cardiovascular Research Centre at Monash University in Melbourne, Australia, from September 2005 to December 2016. Professor Meredith has over 25 years of experience as a clinical and interventional cardiologist and also served as director of the Cardiac Catheterization Laboratories and Interventional Cardiology. Professor Meredith has been a member of the Board of the National Heart Foundation (Australia) and a member of the Cardiac Society of Australia and New Zealand National Board. Professor Meredith received a Ph.D. from the Baker Institute in Melbourne and an Order of Australia (AM) in the General Division for service to medicine in the field of Cardiology as a clinician and researcher.

Jeffrey B. Mirviss is our senior vice president and president, Peripheral Interventions, a position he has held since January 2013. In this role, he is responsible for developing and bringing to market innovative solutions for treating patients with Arterial and Venous system blockages and cancer. Prior to his current role he was our president, Peripheral Interventions from July 2011 to January 2013. Mr. Mirviss has more than 28 years of experience in medical device and pharmaceutical general management, marketing and sales. Since joining Boston Scientific in 1997, Mr. Mirviss also served as our vice president, Group Global Marketing, Cardiology, Rhythm and Vascular and vice president, Global Cardiology Marketing. Prior to joining Boston Scientific, Mr. Mirviss worked for companies ranging in size from a pre-revenue venture-backed medical device startup to Dow 30 companies. He holds a Bachelor's degree from the University of Minnesota and an M.B.A. from the University of St. Thomas.

Maulik Nanavaty is our senior vice president and president, Neuromodulation, a position he has held since September 2011. In this role, he is responsible for the innovation leader in less-invasive microelectronic implantable technologies used to treat chronic neuropathic pain and neurological diseases such as Parkinson's disease and other chronic conditions. Prior to his current role, Mr. Nanavaty was our president of Boston Scientific Japan; he also served as vice president and general manager, Interventional Cardiology, Boston Scientific Japan. Mr. Nanavaty joined Boston Scientific in 2005 as vice president, corporate strategy, Boston Scientific Japan. Prior to joining Boston Scientific, Mr. Nanavaty spent 16 years working in various executive positions at Baxter International, Inc. and Baxter Japan. Mr. Nanavaty earned a Ph.D. in Pharmaceutical Sciences from the University of Illinois and an M.B.A. from the University of Chicago.

David A. Pierce is our executive vice president and president, MedSurg, a position he has held since April 2018. In this role, he has direct responsibility for the Urology and Pelvic Health and Endoscopy businesses, Canada and Latin America regions, and Corporate Marketing and Market Access. Prior to his current role, Mr. Pierce served as the Senior Vice President and President, Urology and Pelvic Health since July 2016. In that role, he developed and executed strategies to bring to market industry-leading solutions for treating patients with urological, urogynecological and gynecological diseases. Previously, Mr. Pierce served as senior vice president and president, Endoscopy since 2011, and vice president, Marketing for Endoscopy as well as group marketing director in the Endoscopy business. He joined Boston Scientific in 1991 as a territory manager before assuming management-level positions of increasing responsibility. Prior to joining Boston Scientific, Mr. Pierce also served as senior sales representative for Airborne Express and as a Captain in the United States Army. He earned a B.S. in Business Administration from Norwich University and an M.B.A. from Boston University.

Desiree Ralls-Morrison is our senior vice president, general counsel and corporate secretary, a position she has held since November 2017. In this role, she is responsible for providing global legal leadership across all of our businesses, regions and functions, and overseeing the company's global compliance function. Before joining Boston Scientific, she was senior vice president, general counsel and corporate secretary, and head of the global litigation, government affairs and public policy organizations, for Boehringer Ingelheim USA, Inc. since October 2013. Prior to that, she spent nine years at Johnson & Johnson, most recently as general counsel for the consumer group, and previously progressed through roles of increasing responsibility, including senior counsel, assistant general counsel, and vice president of law for the women's health, nutritionals and over-the-counter businesses. Earlier in her career, Ms. Ralls-Morrison was a senior attorney and assistant counsel at Merck & Co, Inc., focusing largely on regulatory and product liability matters, and prior to that, she held litigation roles at the law firms of Kelley Drye & Warren LLP and Shipman & Goodwin LLP. She recently served on the Danbury Hospital/New Milford Hospital Board of Directors, The Inner-City Foundation for Charity and Education and the Lawyer's Collaborative for Diversity. Desiree earned her B.A. in economics and political science from Wesleyan University and her J.D. from Harvard Law School.

John Bradley Sorenson is our senior vice president, Manufacturing and Supply Chain, a position he has held since November 2014. In this role, he is responsible for the global manufacturing and distribution of our products. Prior to his current role, he served as multi-site vice president, operations from 2008 to 2014. Mr. Sorenson held a variety of operations positions at Boston Scientific, supporting the Cardiac Rhythm Management, Neuromodulation, Interventional Cardiology, Peripheral Interventions and Structural Heart businesses and has more than 20 years of medical device manufacturing experience. Before joining Boston Scientific, he was president and chief operating officer of QRS Diagnostic and held manufacturing management positions at Federal Cartridge. Mr. Sorenson earned a B.A. in Economics from Gustavus Adolphus College and an M.B.A. from the University of Minnesota.

Eric Thépaut is our senior vice president and president, Europe, Middle East and Africa, a position he has held since January 2018. Prior to his current role, he was senior vice president and president, Europe from January 2015 to December 2017 and served as vice president Interventional Cardiology & Structural Heart, Europe, from December 2012 to December 2015. He joined Boston Scientific Europe, in 1996, as a business finance manager and earned roles of increasing responsibility in marketing and finance including vice president, Finance, Europe, general manager and vice president, France, and general manager and vice president of the France Group, comprised of France, Benelux and Middle East North Africa. Before joining Boston Scientific, Mr. Thépaut held management positions in treasury operations and auditing at Nestlé and financial planning and analysis at Apple Computer. Mr. Thépaut earned his M.B.A. at Paris Dauphine University.

Warren Wang is our senior vice president and president, Asia Pacific, a position he has held since January 2018. In this role, he is responsible for the overseeing the continued growth of our company in Asia Pacific and the ongoing development of our leadership teams. Prior to his current role, he was president and managing director, North Asia from January 2016 to December 2017. Mr. Wang joined Boston Scientific in 2012 as vice president and managing director for China. Mr. Wang is known for successfully championing strategic collaborations with local organizations to increase our presence and local innovation development in China, such as our work with Frankenman Medical Equipment, PINS Medical Equipment Company, Tsinghua University and the International Health Industry Innovation Fund. Mr. Wang earned his Bachelor's degree in Economics from the University of International Business and Economics, Beijing and a M.B.A. in Marketing and Finance from the University of Chicago Booth School of Business.

CERTAIN BENEFICIAL OWNERSHIP MATTERS

Security Ownership of Principal Stockholders

Set forth below are stockholders known by us to be the beneficial owner of more than 5% of our common stock as of March 15, 2019. As of March 15, 2019, there were 1,390,499,842 shares of our common stock outstanding.

Name and Address	Number of Shares Beneficially Owned		Percent of Shares Outstanding

BlackRock, Inc.	116,508,996	(1)	8.38%
55 East 52nd Street, New York, NY 10055
Capital World Investors	100,151,225	(2)	7.20%
333 South Hope Street, Los Angeles, CA 90071
FMR LLC/Abigail P. Johnson	152,512,748	(3)	10.97%
245 Summer Street, Boston, MA 02210
The Vanguard Group	103,841,248	(4)	7.47%
100 Vanguard Blvd., Malvern, PA 19355

(1)
Based solely on an amendment to Schedule 13G filed with the SEC on February 4, 2019. As of December 31, 2018, BlackRock reported that it possessed sole voting power with respect to 104,118,034 shares and sole dispositive power with respect to 116,508,996 shares. BlackRock reported that it did not possess shared voting or dispositive power over any shares.

(2)
Based solely on an amendment to Schedule 13G filed with the SEC on February 14, 2019. As of December 31, 2018, Capital World Investors reported that it possessed sole voting power with respect to 100,010,311 shares and sole dispositive power with respect to 100,151,225 shares. Capital World Investors reported that it did not possess shared voting or dispositive power over any shares.

(3)
Based solely on an amendment to Schedule 13G jointly filed by FMR LLC and Abigail P. Johnson with the SEC on February 13, 2019. As of December 31, 2018, FMR LLC reported sole voting power with respect to 14,870,836 shares and each of FMR LLC and Abigail P. Johnson reported sole dispositive power with respect to 152,512,748 shares. FMR LLC and Abigail P. Johnson reported that the following subsidiaries of FMR LLC beneficially own shares: (i) FIAM LLC; (ii) Fidelity Institutional Asset Management Trust Company; (iii) Fidelity Management & Research (Japan) Limited; (iv) Fidelity Management & Research Company; (v) FMR Co., Inc.; and (vi) Strategic Advisors Inc.

(4)
Based solely on an amendment to Schedule 13G filed with the SEC on February 11, 2019. As of December 31, 2018, The Vanguard Group reported that it possessed sole voting power with respect to 1,673,995 shares, shared voting power with respect to 346,258 shares, sole dispositive power with respect to 101,894,145 shares and shared dispositive power with respect to 1,947,103 shares. Vanguard also reported that (i) Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 1,248,125 shares as a result of its serving as investment manager of collective trust accounts, and (ii) Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 1,108,861 shares as a result of its serving as investment manager of Australian investment offerings.

Security Ownership of Directors and Executive Officers

The following table shows, as of March 15, 2019, the amount of our common stock beneficially owned by:

  •
  our directors and director nominees;

  •
  our executive officers named in the Summary Compensation Table; and

  •
  all of our directors and executive officers as a group.

"Beneficial ownership" includes those shares of our common stock the reporting person has the power to vote or transfer, stock options that are currently exercisable or exercisable within 60 days, and deferred stock units that may vest within 60 days. Unless otherwise indicated, the persons named below have sole voting and investment power over the shares listed.

Name	Number of Shares Beneficially Owned	Percent of Shares Outstanding

Nelda J. Connors(1)	123,011	*
Charles J. Dockendorff(2)	63,213	*
Yoshiaki Fujimori(3)	13,121	*
Donna A. James(4)	30,373	*
Edward J. Ludwig(5)	71,817	*
Stephen P. MacMillan(6)	73,043	*
David J. Roux(7)	50,015	*
John E. Sununu(8)	114,022	*
Ellen M. Zane(9)	22,053	*
Michael F. Mahoney(10)	4,513,224	*
Daniel J. Brennan(11)	507,638	*
Kevin J. Ballinger(12)	244,923	*
Joseph M. Fitzgerald(13)	913,336	*
David A. Pierce(14)	259,214	*
All directors and executive officers as a group (25 persons)(15)	9,139,536	*

*
Reflects beneficial ownership of less than one percent (1%) of our outstanding common stock.

(1)
Ms. Connors' beneficial ownership includes (i) 6,109 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting and (ii) 54,813 shares of restricted stock and 22,756 deferred stock units, both of which have been deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan.

(2)
Mr. Dockendorff's beneficial ownership includes 6,109 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting.

(3)
Mr. Fujimori's beneficial ownership includes 13,121 shares of deferred stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.

(4)
Ms. James' beneficial ownership includes 6,109 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting, and 8,494 shares of deferred stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan.

(5)
Mr. Ludwig's beneficial ownership includes 8,668 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting, 18,502 deferred stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan as to the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan, and 16,818 shares of common stock subject to stock options exercisable within 60 days of March 15, 2019.

(6)
Mr. MacMillan's beneficial ownership includes 37,602 deferred stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan, and 34,493 shares of common stock subject to stock options exercisable within 60 days of March 15, 2019.

(7)
Mr. Roux's beneficial ownership includes 6,109 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting.

(8)
Mr. Sununu's beneficial ownership includes (i) 6,109 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting and (ii) 21,708 shares of restricted stock and 60,049 deferred stock units, both of which have been deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.

(9)
Ms. Zane's beneficial ownership includes 6,109 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting.

(10)
Mr. Mahoney's beneficial ownership includes 2,486,303 shares of common stock subject to stock options exercisable within 60 days of March 15, 2019.

(11)
Mr. Brennan's beneficial ownership includes 292,678 shares of common stock subject to stock options exercisable within 60 days of March 15, 2019.

(12)
Mr. Ballinger's beneficial ownership includes 165,555 shares of common stock subject to stock options exercisable within 60 days of March 15, 2019.

(13)
Mr. Fitzgerald's beneficial ownership includes 617,058 shares of common stock subject to stock options exercisable within 60 days of March 15, 2019 and 68,410 shares held in his 401(k) Plan account.

(14)
Mr. Pierce's beneficial ownership includes 220,274 shares of common stock subject to stock options exercisable within 60 days of March 15, 2019.

(15)
This amount includes 5,045,804 shares of common stock subject to stock options exercisable within 60 days of March 15, 2019 and 70,968 shares held in the 401(k) Plan accounts of our executive officers. Please refer to footnotes one through 14 above for additional details regarding the holdings of our directors, our director nominees and our Named Executive Officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our common stock to file with the SEC reports of their ownership of our common stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied, except by (i) John Sununu (72 shares of common stock were acquired in three separate transactions by a manager-directed account on his behalf and were not reported on a timely basis); (ii) Warren Wang (a deferred stock unit vesting event was not reported on a timely basis due to a Company administrative error); and (iii) Jodi Eddy (a grant of deferred stock units and stock options was not reported on Form 3 due to a Company administrative error). In making these statements, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC.

COMPENSATION DISCUSSION & ANALYSIS

This discussion and analysis describes material elements of our 2018 compensation program for our Named Executive Officers (NEOs), which include our Chief Executive Officer (CEO), our Chief Financial Officer (CFO), and our three other most highly-compensated executive officers. NEOs for the year ended December 31, 2018 were as follows:

Michael F. Mahoney	Chairman of the Board, President and Chief Executive Officer
Daniel J. Brennan	Executive Vice President and Chief Financial Officer
Kevin J. Ballinger	Executive Vice President and President, Interventional Cardiology
Joseph M. Fitzgerald	Executive Vice President and President, Rhythm Management
David A. Pierce	Executive Vice President and President, MedSurg

Executive Summary

Strategic Imperatives Linked to 2018 Executive Compensation

During 2018, we continued to focus on the following five strategic imperatives to help drive innovation, accelerate profitable revenue growth and increase stockholder value:

  •
  strengthen execution to grow share in our served markets;

  •
  expand into high growth adjacencies that complement our core businesses;

  •
  drive global expansion, including in emerging markets;

  •
  fund the journey to fuel growth through optimization and cost reduction initiatives and a re-allocation of spending to support growth initiatives; and

  •
  develop key capabilities to enable delivery of economic- and customer-focused products and solutions aligned with marketplace needs.

Pay for Performance

Our short- and long-term incentive plans incorporate metrics designed to align with the objective of driving profitable growth and reward Company and individual progress related to the strategic imperatives. Below is a snapshot of 2018 financial performance metrics used in our short- and long-term incentive programs:

$9.823 billion	$9.794 billion
GAAP Net Sales	Adjusted Net Sales(1)(2) for Annual Bonus Plan
$1.19	$1.35
GAAP Net Income Per Share	Adjusted Net Income Per Share(1) (Adjusted EPS) for Annual Bonus Plan
$310 million	$2.070 billion
GAAP Cash Flow Provided by Operating Activities	Adjusted Free Cash Flow(1) for Free Cash Flow Performance Share Program
95.09% 3-year Total Stockholder Return(3) For Total Shareholder Return Performance Share Program

(1)
Adjusted net sales, adjusted EPS and adjusted free cash flow are not prepared in accordance with generally accepted accounting principles in the United States (GAAP). For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP measures are considered by management, please see Annex A.

(2)
Adjusted net sales excludes the impact of foreign currency fluctuations and other adjustments that were not included in the Compensation Committee's determination of the performance target or measurement. Adjusted EPS excludes the impact of certain discrete tax items and other gains in the period not contemplated in the Committee's setting of the performance target or measurement.

(3)
3-year Total Shareholder Return for the period from January 1, 2016 to December 31, 2018. Please see the Executive Compensation section titled "2018 Total Shareholder Return Performance Share Program" for how we calculate Total Shareholder Return.

CEO's Total Direct Compensation Aligns with Company Performance

Our executive compensation philosophy is to provide appropriate competitive compensation opportunities to our executives with actual pay outcomes tied to achievement of Company and individual performance targets in support of our business strategy and creation of long-term stockholder value.

Each year, the Compensation Committee assesses our CEO's actual compensation relative to the Company's performance. The following graph shows the relationship of our CEO's total direct compensation (as disclosed in the Summary Compensation Table) (TDC) compared against our cumulative total shareholder return (TSR) performance in each of the last three years. The TDC in this chart consists of base salary and annual short- and long-term incentives. As illustrated, CEO compensation was generally aligned with Company performance.

CEO Compensation(1)
Summary Compensation Table Total Direct Compensation
versus 3-Year Total Shareholder Return(2)

(1)
Amounts in the 2016, 2017, and 2018 columns were calculated as follows:

•
the values of the annual equity awards granted on February 22, 2016, February 28, 2017 and February 15, 2018 were determined in accordance with FASB ASC Topic 718, as described in the footnotes to the Executive Compensation section titled "Summary Compensation Table";
•
the actual Annual Bonus Plan award for 2016, 2017 and 2018; and
•
the annual base salary earned in 2016, 2017 and 2018.

(2)
Total shareholder return was calculated in accordance with the methodology described in the Executive Compensation section titled "2018 Total Shareholder Return Performance Share Program" and based on $100 invested on December 31, 2015.

The following chart shows the value of the primary elements of total direct compensation, consisting of base salary and annual short- and long- term incentives, for our CEO in 2018 (i) at "target" opportunity as considered by our Compensation Committee; (ii) as disclosed in our Summary Compensation Table; and (iii) as "realizable" at December 31, 2018. These values were calculated using the 2018 base salary, annual equity incentives and Annual Bonus Plan ("ABP") award amounts for our CEO as set forth in the table following the chart below.

2018 CEO Compensation
Target vs. Summary Compensation Table vs. Realizable

Valuation of Compensation Component
	Base Salary	ABP Award	Long-Term Incentives

Target	Annual base salary approved in February 2018	Target 2018 Annual Bonus Plan award	Annual equity awards granted on February 15, 2018, with (a) stock options valued in accordance with FASB ASC Topic 718 and (b) service-based deferred stock units (DSUs) and performance-based DSUs valued at target (the number of units and target units awarded multiplied by the closing price of our common stock on the date of grant).
Summary Compensation Table	Annual base salary earned in 2018	Actual 2018 Annual Bonus Plan award	Annual equity awards granted on February 15, 2018, with the value of each award determined in accordance with FASB ASC Topic 718.
Realizable	Annual base salary earned in 2018	Actual 2018 Annual Bonus Plan award	Annual equity awards granted on February 15, 2018, with:

(a) stock options valued at their intrinsic value (number of options awarded multiplied by the closing price of our common stock on December 31, 2018 less the exercise price of such options);

(b) service-based DSUs valued using the number of units awarded multiplied by the closing price of our common stock on December 31, 2018;

(c) Total Shareholder Return (TSR) performance-based DSUs valued using 200% of the target TSR performance-based DSUs due to the Company's TSR rank being 6th out of 58 (200% of the target number of units multiplied by the closing price of our common stock on December 31, 2018); and

(d) the free cash flow (FCF) performance-based DSUs valued using 117.9% of the target FCF performance-based DSUs (the actual percentage of target units earned under the program) multiplied by the closing price of our common stock on December 31, 2018.

The difference in value of the long-term incentive compensation portion of our CEO's TDC reflected in the "Realizable" column of the chart above relative to the values reflected in the "Target" and "Summary Compensation Table" columns is primarily due to three factors:

  •
  the increase in the closing price of our common stock on December 31, 2018 ($35.34) compared to the closing price of our common stock on February 15, 2018 ($27.09), the date of grant for the 2018 annual equity awards;

  •
  the 2018 FCF performance-based DSUs being earned at 117.9% of target based on FCF achievement of $2.070 billion against a target of $1.900 billion, which target represents approximately 10% growth over 2017 actual performance; and

  •
  the TSR performance-based DSUs granted in 2018 tracking at 200% of target as of December 31, 2018, due to the Company's TSR rank of 6th out of 58 companies.

The higher equity value in the "Realizable" column of the chart above relative to those in the "Target" and "Summary Compensation Table" columns is directly tied to our stock price appreciation and the achievement of performance criteria, which we believe demonstrates the linkage between our executive compensation program and the long-term interests of our stockholders. The long-term incentive portion of the CEO's compensation will remain "at-risk" and the value will vary until the completion of the vesting periods or until the exercise date for each of the equity awards

A Significant Portion of our NEOs' 2018 Target TDC is At-Risk, Performance-Based Compensation

Our Compensation Committee ties a significant portion of our executives' target TDC to at-risk, performance-based incentive opportunities. For 2018, approximately 91% of the target value of the primary elements of TDC for our CEO and approximately 81% of the target value of the primary elements of TDC for our other NEOs as a group consisted of at-risk, performance-based incentive compensation, comprised of short-term incentives (Annual Bonus Plan award) and long-term incentives (performance- and service-based equity awards and stock options). For more details and a breakdown of the elements of TDC, please see the section titled "Elements of 2018 Executive Compensation, Primary Elements of Total Direct Compensation".

The percentages above were calculated using the 2018 base salary, target equity values and target Annual Bonus Plan award amounts for our NEOs set forth in the footnote to the charts below. The allocation of the target value of the primary elements of TDC for our CEO and for our other NEOs as a group in 2018 was as follows:

*
The charts reflect the value of the primary elements of 2018 TDC opportunity as considered by the Compensation Committee as follows: (i) the annual equity awards granted to our CEO/other NEOs on February 15, 2018, with stock options valued in accordance with FASB ASC Topic 718, as described in the footnotes to the Executive Compensation section titled "Summary

  Compensation Table" and with both service-based DSUs and Company performance-based DSUs valued at target (using the number of units and target units awarded multiplied by the closing price of our common stock on the date of grant); (ii) the target Annual Bonus Plan awards; and (iii) the annual base salaries approved for Messrs. Mahoney, Ballinger, Brennan, Fitzgerald and Pierce in February 2018.

We believe our emphasis on at-risk, performance-based incentive compensation aligns our executives' financial interests with our business strategy and the short- and long-term interests of our stockholders, providing "pay for performance" and putting a significant portion of our executives' pay "at risk."

Executive Compensation Program Best Practices

Our Compensation Committee believes that a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following best practices serve as the foundation for our executive compensation program:

Say on Pay

At our 2018 Annual Meeting of Stockholders, we asked our stockholders to approve, on an advisory basis, the 2017 compensation of our then NEOs as disclosed in our 2018 Proxy Statement, commonly referred to as a "say-on-pay" advisory vote. Our stockholders approved the compensation of our then-NEOs with approximately 95.7% of the votes cast voting in favor of the proposal. In connection with its review of our compensation program against our executive compensation philosophy, business objectives and peer group practices, our Compensation Committee considered the prior years' modifications to our compensation programs in support of our executive compensation philosophy and best practices, the results of the say-on-pay advisory vote, as well as prior stockholder feedback. As a result, our Compensation Committee concluded that it would retain the overall structure and design of our compensation program, including its emphasis on at-risk, performance-based incentive compensation.

How We Determine Executive Compensation

Executive Compensation Philosophy and Objectives

Our philosophy is to provide appropriate competitive compensation opportunities to our executives such that actual pay outcomes are heavily influenced by achievement of Company, business and individual performance targets/objectives in support of our business strategy and creation of long-term stockholder value. The core objectives of our compensation program are to:

Participants in the Compensation Process

Our Compensation Committee bears principal responsibility for, among other things, structuring our executive compensation program and making individual executive compensation determinations. To help facilitate informed determinations with respect to its responsibilities, our Compensation Committee engages an independent compensation consultant, Semler Brossy, which serves at the direction and under the supervision of our Compensation Committee. For further information about our Compensation Committee and the services provided by Semler Brossy, please see the Meetings and Board Committees section titled "Executive Compensation and Human Resources Committee." Semler

Brossy and certain members of management support our Compensation Committee with respect to the following, among other things:

Independent Advisor
Semler Brossy Consulting Group, LLC Advisor to the Compensation Committee

•

Expertise-based advice, research and analytical services, including peer group composition, trends and comparative practices in executive compensation, program design and non-employee director compensation.

•

Commentary and/or recommendations as to the foregoing.

•

Participation in Compensation Committee meetings.

Management
Senior Vice President, Human Resources and Total Rewards Management

•

Proposals, including regarding compensation and benefits design and pay levels, for executives' employment arrangements for new or promoted executives.

•

Expertise-based advice, research and analytical services, commentary and/or recommendations as to the foregoing.

•

Participation in Compensation Committee meetings.

Chief Executive Officer and other Executives	• Overview of individual performance of direct reports. • Recommendations as to incentive payments and adjustments. • Participation in Compensation Committee meetings.

Competitive Market Analysis

Our Compensation Committee uses competitive market analysis as a decision-making reference. The Committee primarily considers executive compensation comparative data for our peer group companies to better understand trends and comparative practices, program design in the market within which we compete for top talent, and competitive levels and mix of target compensation opportunities provided to our executives. Our peer group includes companies (i) operating in a comparable industry (customer base and product offerings) such as pharmaceuticals, biotechnology and life sciences, and healthcare equipment and services companies, and (ii) that, in the aggregate, approximate our size as measured by revenue and market capitalization.

Each year, with the assistance of its independent compensation consultant, our Compensation Committee reviews the composition and appropriateness of our peer group. The Committee considers the size, performance, and business focus of these companies in comparison to us. The peer companies used to establish 2018 compensation levels include:

2018 Peer Companies(1)(2)

			Total Shareholder Return (%)(2)
	Revenue ($ in billions)	Market Cap ($ in billions)
			One Year	Three Year

Abbott Laboratories	$30.6	$127.0	29%	64%
Baxter International Inc.	$11.1	$33.8	2%	77%
Becton, Dickinson and Company	$17.1	$60.6	8%	60%
C.R. Bard, Inc.(3)	—	—	—	—
Edwards Lifesciences	$3.7	$31.8	39%	94%
Medtronic plc(4)	$30.6	$116.7	17%	28%
Mylan, Inc.	$11.4	$14.1	(17)%	(37)%
Quest Diagnostics Incorporated	$7.5	$11.2	(4)%	39%
Stryker Corporation	$13.6	$58.7	8%	79%
Thermo Fisher Scientific, Inc.	$24.4	$90.0	24%	73%
Varian Medical Systems, Inc.	$3.0	$10.2	7%	60%
Zimmer Biomet Holdings, Inc.	$7.9	$21.2	(2)%	11%
Boston Scientific Corporation	$9.8	$48.9	34%	95%
Ranking Relative to Peers(3)	8 of 12	6 of 12	2 of 12	1 of 12

(1)
Revenue is for the trailing four quarters as of December 31, 2018 and market cap and total shareholder return are calculated as of December 31, 2018, except as otherwise noted.

(2)
Total shareholder return is calculated in accordance with the methodology described in the Executive Compensation section titled "2018 Total Shareholder Return Performance Share Program."

(3)
Becton, Dickinson and Company acquired C.R. Bard, Inc. in December 2017, and therefore 2018 information for C.R. Bard, Inc. is not available and not included for comparison purposes.

(4)
Medtronic plc revenue and market cap are provided for the trailing four quarters as of January 25, 2019.

In establishing 2018 pay levels for our NEOs, the Compensation Committee reviewed comparative pay information for the peer group companies through proxy research and, where peer group information was unavailable, from 2018 general industry survey data which was calibrated to include companies comparable to our size and scope of each individual's responsibilities. The Company considers market data without regard for any particular percentile positioning. This allows us to retain flexibility to make individual decisions that reflect both market and internal considerations, including those described below under "Internal Pay Equity and Other Considerations."

2019 Peer Companies

In 2018, the Compensation Committee conducted a review of the compensation peer group to be used in setting 2019 executive pay levels, with the advice of Semler Brossy. The review focused on examining current peers for business fit, and considering for potential additions to the group the market for companies of comparable size within the life sciences and medical device industries. Based on this review, Mylan, Inc. and Varian Medical Systems, Inc. were removed to maintain the industry focus of the group, and C.R. Bard, Inc. was removed due to its December, 2017 acquisition by Becton, Dickinson and Company. Four companies (Agilent, Danaher, Hologic, and Intuitive Surgical) were added, to ensure a sufficiently large comparator group and to position the Company near median in terms of size. The Compensation Committee believes that the resulting 2019 peer group, in aggregate, appropriately reflects the Company's business mix and competitive landscape.

Internal Pay Equity and Other Considerations

In addition to the competitive market analysis, the Committee considers multiple factors in formulating compensation decisions. These factors include:

  •
  internal pay equity;

  •
  individual performance and contributions;

  •
  the CEO's recommendations for other NEO compensation;

  •
  the primary elements of each NEO's TDC opportunity compared to the other NEOs;

  •
  the economic and retentive value of prior equity awards; and

  •
  current and prior work experience and future potential.

Performance Considerations

We utilize a performance, development and coaching (PDC) process to help guide individual development and performance discussions and to assess annual performance. Our CEO conducts annual PDC reviews for all direct reports, assesses the performance results of those direct reports and makes recommendations to our Compensation Committee for its consideration. Our Compensation Committee reviews and evaluates our CEO's performance objectives and oversees the evaluation of his performance in relation to those objectives. For 2018, the overall performance of our executives, including our NEOs, supports a culture of high performance, integrity and accountability with clear expectations. These performance evaluations, among the other considerations described in this section, influence the Compensation Committee's decisions regarding our executives' base salaries, the individual component of their Annual Bonus Plan awards and, as an indication of future performance potential, their long-term equity incentive awards.

Chief Executive Officer and Compensation Committee Judgment

The application of CEO and Compensation Committee judgment is an important factor in setting and determining executive pay. We do not employ a purely formulaic approach to our executive compensation program. Target market guidelines and individual target TDC, financial and operational targets, individual performance objectives and funding formulae are established in advance; however, other Company and individual performance and other considerations may also be taken into account. For example, while the funding formula tied to Company-level financial performance targets are set in advance under our Annual Bonus Plan, our Compensation Committee is able to reduce the total Annual Bonus Plan funding percentage (Total Bonus Pool), to not less than 50% of the target, based on its assessment of the Company's progress toward achievement of our quality objectives, which are critical to our commitment to providing high quality products to our customers and patients. Additionally, beginning with our 2019 Annual Bonus Plan program, the Compensation Committee may also reduce the Total Bonus Pool funding percentage based on performance against operating income margin targets, which takes into consideration the Company's profitability, as well as affordability of the proposed bonus funding.

Elements of 2018 Executive Compensation

Primary Elements of Total Direct Compensation

We compensate our executives primarily through total direct compensation, namely in the form of base salary and short- and long-term incentives (the primary elements of TDC). Our primary elements of TDC are heavily weighted towards variable, at-risk performance-based elements, which are reflected below and in the charts under the section above titled "A Significant Portion of our NEOs' 2018 Target TDC is At-Risk, Performance-Based Compensation." These percentages were calculated using the 2018 base salary, target equity values and target Annual Bonus Plan award amounts for our NEOs set forth in the footnotes to the charts under the section titled "A Significant Portion of our NEOs' 2018 Target TDC is At-Risk, Performance-Based Compensation."

The key features and objectives of the primary elements of our NEOs' 2018 TDC are summarized in the table below.

TDC Elements	Key Features	Objectives

Base Salary	Fixed annual cash amount, paid at regular intervals.	Attract and retain talented executives and provide stable source of income.
Short-Term Incentives — Annual Bonus Plan Awards	At risk, performance-based annual cash incentive opportunity.	Align executive compensation with our business strategy and quality objectives.
	—Funding of Total Bonus Pool based on Company performance against two important financial performance targets.	Focus and reward based on the achievement of important financial, operational and individual performance objectives.
—Allocation of funded Total Bonus Pool, based on regional, business and functional performance against specific financial and/or operational performance targets.
—Actual payout based on individual performance.
Long-Term Incentives — Equity Awards	At risk, performance-based equity incentive opportunity.	Focus talent/organization on important financial measures and long-term stockholder value.
	Mix of opportunity comprised of:	Reward based on:
	—25% target TSR performance-based DSUs	—our TSR relative to that of other S&P 500 Healthcare Index companies
	—25% target FCF performance-based DSUs	—our adjusted free cash flow measured against our target performance
	—25% stock options	—our stock price increase
	—25% service-based DSUs	—our stock price

Base Salary

In determining the 2018 base salaries of our NEOs (other than our Chief Executive Officer), our Compensation Committee also considered the recommendations of our Chief Executive Officer in light of the general factors discussed above, including their overall performance ratings for the prior year. In addition to the merit increases, with respect to Messrs. Ballinger, Fitzgerald, and Pierce, the Compensation Committee included a market adjustment based on their market position relative to our peer group companies' executives with comparable positions and scope of responsibilities in determining the total increases of their base salaries from 2017 to 2018.

The 2018 base salaries (rounded to the nearest thousand) for our NEOs, as well as the percentage increase from their 2017 base salaries for our current NEOs who were also NEOs in 2017, are set forth below.

Name	2017 Base Salary	2018 Base Salary	% Increase

Michael F. Mahoney	$1,200,000	$1,240,000	3.3%
Daniel J. Brennan	$600,000	$625,000	4.2%
Kevin J. Ballinger	$550,000	$570,000	3.6%
Joseph M. Fitzgerald	$575,000	$650,000	13.0%
David A. Pierce	—	$545,000	—

Short-Term Incentives

Our Compensation Committee annually reviews the design of our Annual Bonus Plan to help ensure that the program continues to support our executive compensation philosophy and core compensation program objectives. In finalizing the design for 2018, our Compensation Committee retained substantially all of the provisions of our 2017 Annual Bonus Plan, which was designed to reinforce the concept of "pay for performance," align our short-term incentives with important financial and operational measures and the long-term interests of our stockholders, and to incentivize and reward individual performance.

2018 Annual Bonus Plan Awards Paid to Our NEOs

After funding the Total Bonus Pool, the actual amount of an executive's Annual Bonus Plan award is ultimately determined as follows:

Annual Base Salary x Target Award Percentage	x	Participating Unit Performance Percentage	x	Individual Performance Percentage	=	Annual Bonus Plan Award

Total Bonus Pool Funded Based on Company Performance

Under the 2018 Annual Bonus Plan, a single Company-wide Total Bonus Pool is funded by the Company's performance measured against important Company-level financial and operational performance metric targets, thereby reinforcing the importance of the Company's performance as a whole (which reflects the performance of our regions, businesses and functions). For 2018, our Compensation Committee selected adjusted EPS and Adjusted Net Sales as our Company-level financial metrics and set performance level targets as follows.

Company-Level Financial Targets

Adjusted EPS(1)	Adjusted Net Sales(1)

$1.35	$9.560 billion

(1)
Adjusted EPS and Adjusted Net Sales are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures and insight into how these non-GAAP measures are considered by management, please see the Executive Compensation section titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2018 Annual Bonus Plan" and Annex A.

In February 2018, our Compensation Committee approved the Total Bonus Pool funding scale for the Company's 2018 performance measured against our 2018 Company-level performance metric targets for adjusted EPS and adjusted net sales set forth in the table below. Each metric has a 50% weighting.

Adjusted EPS (As a Percent of Target)	Total Bonus Pool Funding Range

<90%	50%
90% to <98%	50% to 90%
98% to <102%	90% to 110%
102% to <104%	110% to 130%
104%+	130% to 150%

Adjusted Net Sales (As a Percent to Plan)	Total Bonus Pool Funding Range

<97%	50%
97% to <99%	50% to 90%
99% to <101%	90% to 110%
101% to <102%	110% to 130%
102%+	130% to 150%

In order to reinforce the importance of "top line" growth, Total Bonus Pool funding is capped at 90% in the event that the Company's adjusted net sales are below 97% of target. In addition, our Compensation Committee has the discretion to decrease the Total Bonus Pool funding percentage (to not less than 50% of the target) based on its assessment of the Company's performance relative to our quality objectives. For 2018, our quality objectives related to our quality culture, training, audits, reporting, compliance environment, and quality systems operations. Our Compensation Committee considers quality objectives to be appropriate in emphasizing our commitment to continually improving and sustaining our quality systems, our quality compliance and our product performance, thereby enhancing stockholder value. Beginning with the 2019 Annual Bonus Plan program, in addition to the quality assessment, the Compensation Committee may also reduce Total Annual Bonus funding based on performance against operating income margin targets.

For 2018, our performance against target financial metrics and corresponding bonus funding ranges were as follows:

Adjusted EPS (50% Weighting)(1)			Adjusted Net Sales (50% Weighting)(1)

Target	Actual Achieved and as % of Target	Corresponding Bonus Range	Target	Actual Achieved and as % of Target	Corresponding Bonus Range

$1.35	$1.35 and 100%	90% to 110%	$9.560 billion	$9.794 billion and 102.4%	130% to 150%
Total Bonus Pool Funding Range
110% to 130%

(1)
Adjusted EPS and Adjusted Net Sales are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures and insight into how these non-GAAP measures are considered by management, please see the Executive Compensation section titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2018 Annual Bonus Plan" and Annex A.

In accordance with the terms of the plan and after taking into consideration the Company's overall 2018 financial performance and performance against quality objectives, our Chief Executive Officer recommended, and our Compensation Committee approved, funding the 2018 Total Bonus Pool at 110%.

Total Bonus Pool Funding 110%

Funded Total Bonus Pool Allocated to Participating Units

Under the 2018 Annual Bonus Plan, the Total Bonus Pool, as funded, is allocated by the Compensation Committee to each participating regional, business, and functional unit taking into consideration our Chief Executive Officer's recommendations in light of that participating unit's performance measured against its operational and/or financial performance metric targets (and other factors the Compensation Committee deems appropriate), thereby incentivizing and rewarding each participating unit's performance contributions. Our NEOs received their 2018 Annual Bonus Plan awards from the allocation of the funded Total Bonus Pool to our Interventional Cardiology unit (Mr. Ballinger), Rhythm and Neuro (Mr. Fitzgerald), MedSurg (Mr. Pierce) and to our corporate function unit (Messrs. Mahoney and Brennan). For 2018, the performance percentages were as follows:

Business Unit and Corporate Function
Performance Percentages

Interventional Cardiology	Rhythm and Neuro	MedSurg	Corporate

105%	112%	114%	109%

The Interventional Cardiology, Rhythm and Neuro, and MedSurg, performance percentages reflect their respective overall performance measured against adjusted net sales, adjusted operating income and constant currency growth compared to market targets coinciding with the business's operating plan for the year. For the Corporate Function Unit, the performance percentage of 109% reflects the Company's overall performance and closely aligns with the 2018 Total Bonus Pool funding.

The Company does not disclose the specific targets for business, regional and functional participating units' performance metrics as they are highly confidential and would provide competitors and third parties with insight into the Company's internal planning processes that may allow them to predict certain of our business-, region- or function-specific financial or operational strategies, which could cause us competitive harm. Business and regional unit targets related to adjusted net sales, adjusted operating income and constant currency growth compared to market are established in support of Company-wide targets such as sales, operating income, earnings per share and growth. These are based on a range of factors, including growth outlooks for our product portfolio, the competitive environment, our internal budgets, external market economic conditions and market expectations. For example, growth rates implicit in targets for any one business or regional unit may be above or below the growth rates targeted for the entire Company, due to faster or slower growth in relevant markets or smaller or larger market shares. These considerations result in business and regional unit targets that are intended to coincide with Company-wide targets in their level of difficulty to achieve and probability for success. Performance targets are set at levels that the Company believes are aggressive enough to inspire top performance but reasonable enough to be achievable through the efficient and diligent execution of their operating plans.

Individual Target Incentive Award Opportunity

Each executive's target incentive award opportunity under the Annual Bonus Plan is expressed as a percentage of his or her annual base salary and is determined based on the scope of the executive's responsibilities. For 2018, our Compensation Committee maintained or increased the target award opportunities for our NEOs from their 2017 levels. The following table shows target award opportunities in 2018 for our NEOs, and for those NEOs who were also NEOs for 2017, their target opportunities in 2017. The target award opportunities for Messrs. Brennan, Ballinger, Fitzgerald, and Pierce were based on the recommendations of our CEO, internal pay equity relative to our other executives, their increased experience in their roles and external market data.

	Individual Target Award Opportunity (As a % of Base Salary)
Name	2017	2018

Michael F. Mahoney	150%	150%
Daniel J. Brennan	80%	80%
Kevin J. Ballinger	70%	75%
Joseph M. Fitzgerald	75%	80%
David A. Pierce	—	70%

Individual Performance Component

After year end, individual performance is considered pursuant to the PDC process described in the "Performance Considerations" section above. Based on the performance assessment rating under our annual PDC process, an individual performance multiplier from 0% to 150% is applied to an executive's funded Annual Bonus Plan award to determine the actual amount to be paid. The maximum individual performance multiplier was reduced from 200% to 150% in November 2017, which reduces total available discretion.

Our NEOs had certain performance objectives intended to support our strategic imperatives, as applicable to their roles, including (i) with respect to our NEOs who support corporate functions, those aimed at driving Company-level financial performance objectives, and (ii) with respect to Messrs. Ballinger, Fitzgerald and Pierce, who each supports a business or businesses, those aimed at supporting business-level financial and operational performance objectives. The individual performance objectives discussed below represent factors that are considered by the Compensation Committee and our CEO in determining each NEO's individual performance percentage. Further, no single factor is determinative or required to be considered.

Named Executive Officer		Individual Performance

Michael F. Mahoney	Objectives:

—

driving regional, business and functional performance

—

strengthening category leadership, expanding into high growth adjacencies, and diversifying portfolio

—

driving global expansion

—

developing our people capabilities and our leadership pipeline

Assessment:
Notable strong performance in meeting or exceeding key financial targets, driving global expansion, advancing key pipeline products and diversifying our product portfolio, including through M&A, and strengthening global capabilities and talent.
Daniel J. Brennan	Objectives:

—

driving functional performance

—

achieving financial goals and implementing cost-savings initiatives

—

overseeing business development initiatives and supporting strategic transactions

—

strengthening relationships with investors and analysts

Assessment:
Notable strong performance in settling legal matters and tax disputes, business development, near-term refinancing strategy, driving disciplined focus on financial measures, including implementing cost-savings initiatives, and continuing to strengthen relationships with investors and analysts.
Kevin J. Ballinger	Objectives:	— driving business performance for Interventional Cardiology — achieving key product milestones — effectively executing product launches — enhancing organizational capabilities
Assessment:
Notable strong performance in delivering worldwide revenue and operating income to plan, ongoing diversification through internal R&D and tuck-in acqusitions, and delivery of critical regulatory milestones.

Named Executive Officer		Individual Performance

Joseph M. Fitzgerald	Objectives:	— driving business performance for Rhythm Management — achieving key product milestones — effectively executing product launches — enhancing organizational capabilities
Assessment:
Notable strong performance in delivering above-market growth, achieving revenue to plan and operating income exceeding plan, delivering a strong portfolio cadence, as well as key strategic investments.
David A. Pierce	Objectives:	— driving business performance for MedSurg — achieving key product milestones — effectively executing product launches — enhancing organizational capabilities
	Assessment:	Notable strong performance in delivering above-market growth, strengthening category leadership through acquisitions and achieving key regulatory milestones.

Short-term Incentive Awards Paid to Our NEOs Under Our 2018
Annual Bonus Plan

Name	Individual Target Award Opportunity (As a % of Base Salary)	2018 Target Award(1)	Participating Unit Performance Percentage	Individual Performance Percentage	2018 Actual Bonus Plan Award(1)	Actual as % of Target

Michael F. Mahoney	150%	$1,860,000	109%	105%	$2,129,000	114%
Daniel J. Brennan	80%	$500,000	109%	115%	$627,000	125%
Kevin J. Ballinger	75%	$428,000	105%	100%	$449,000	105%
Joseph M. Fitzgerald	80%	$520,000	112%	100%	$582,000	112%
David A Pierce	70%	$382,000	114%	115%	$500,000	131%

(1)
2018 Target and Actual Bonus Plan Awards are rounded to the nearest thousand.

Long-Term Incentives

Our Compensation Committee annually reviews the design of our Long-Term Incentive Program (LTI Program) to help ensure that the program continues to support our executive compensation philosophy and core compensation program objectives. In setting the design for 2018, our Compensation Committee retained the mix of equity award opportunities for our executives under our prior LTI Program that were designed to further reinforce "pay for performance" and align the interests of our executives and their compensation with important Company financial measures and the long-term interests of our stockholders. The key features and objectives of each equity vehicle are summarized in the table below.

Performance-Based DSUs (50% of total mix) 50% Relative TSR; 50% Adjusted Free Cash Flow

Performance-based DSUs are intended to complement the performance orientation of our other equity vehicles — which are linked to the appreciation of our share price — and further align the interests of our shareholders and executives. This linkage is achieved by tying vesting opportunities to the attainment of goals that are leading indicators of our financial health and ability to create substantial value for our shareholders. At this time, the Compensation Committee believes that adjusted free cash flow and relative TSR are the best measures of long-term success, as they promote strong capital discipline, prioritize sustainable value creation, and align the interests of our executives and shareholders.

Relative TSR DSUs(1)

Relative TSR performance-based DSUs align the interests of our executives and shareholders by measuring our total value creation against the S&P 500 Healthcare Index, which includes the majority of our peer companies, and encourages our executives to think like owners and make long-term oriented decisions. Performance is measured across three years, and shares vest between 0% and 200% of target based upon actual achievement.

For 2018 TSR DSUs, the performance schedule was as follows:

•

Participants earn 40% of the relative TSR DSUs if our performance is at the 30th percentile of the index (our payout threshold value).

•

All shares are forfeited for performance below the 30th percentile, and a maximum of 200% of shares are earned for achievement at or above the 90th percentile.

•

Payouts are linearly interpolated on the payout grid.

•

Awards typically vest upon satisfaction of both performance and service criteria at the end of the three-year performance period.

Free Cash Flow DSUs(1)(2)

FCF performance-based DSUs, in conjunction with the measures in our annual incentive plan, align executive compensation opportunities with achievement of a key objective in the Company's internal financial plan and an important area of focus for stockholders. The performance period of one year maximizes our nimbleness in a highly variable operating environment, while the three-year service criteria (inclusive of the performance period) promotes a long-term orientation and retention.

In 2018, our Adjusted Free Cash Flow target goal was $1.900 billion, which aligned with the Board-approved 2018 internal cash flow plan.

•

Participants earn 25% of the FCF DSUs if our performance is at 50% of plan.

•

All shares are forfeited for performance below 50% of plan, and a maximum of 150% of shares are earned for achievement at or above 125% of plan.

•

Payouts are linearly interpolated on the payout grid.

•

Any shares earned vest in full three years following the grant date.

Service-Vesting Equity Vehicles (50% of total mix)(1) 50% Service-Based DSUs; 50% Non-Qualified Stock Options

Service-Based DSUs

Service-based DSUs reinforce pay for performance by linking the ultimate value of the award to performance of our stock. The vesting period acts as a retention tool and promotes executive long-term share owner perspective.
• In 2018, vested in five equal annual installments subject to continued service
• In November 2018, the Compensation Committee determined that DSUs should vest in four equal annual installments subject to continued service, beginning with new grants in 2019
• Promote executive ownership and linkage to our share price

Non-Qualified Stock Options(1)

Non-qualified stock options represent the right to purchase our common stock at an exercise price equal to the closing price of our common stock on the date of grant. As such, executives only receive value to the extent that our share price increases through the exercise period.
• Vest in four equal annual installments subject to continued service
• Provide value only to the extent that our share price increases
• Are exercisable from the vesting date through the tenth anniversary of the grant date

(1)
We do not pay dividends on stock options, unvested Company performance-based DSUs or service-based DSUs.

(2)
Adjusted free cash flow is reported operating cash flow minus capital expenditures and excludes cash flows associated with certain significant and unusual litigation, acquisition, restructuring and tax-related items. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure and insight into how this non-GAAP measure is considered by management, please see Annex A.

For further discussion of the performance share programs for our Company performance-based DSUs and the equity awards granted pursuant to our Long-Term Incentive Plans (LTIPs) and a description of how we calculate adjusted free cash flow, please see the Executive Compensation sections titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2018 Total Shareholder Return Performance Share Program," "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2018 Free Cash Flow Performance Share Program" and "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2011 Long-Term Incentive Plan" and Annex A.

2018 Long-Term Incentive Awards for Our NEOs

In February 2018, our Compensation Committee approved the grant of long-term equity incentive awards to our NEOs in the amounts in the following table, which were based on the target dollar values of the long-term equity incentive awards for our NEOs considered by the Compensation Committee (see discussion of the target dollar values below). In approving the following grants, the Committee considered external market data and internal factors, including internal equity, performance, and potential.

Name	Target FCF Performance-Based DSUs(1)(2)	Target TSR Performance-Based DSUs(1)(2)	Stock Options(1)	Service-Based DSUs(1)	Total Long-Term Incentive Award Target Value(3)

Michael F. Mahoney	92,284	92,284	278,086	92,284	$10,000,000
Daniel J. Brennan	20,764	20,764	62,569	20,764	$2,250,000
Kevin J. Ballinger	16,149	16,149	48,665	16,149	$1,750,000
Joseph M. Fitzgerald	23,071	23,071	69,521	23,071	$2,500,000
David A. Pierce	13,842	13,842	41,713	13,842	$1,500,000

(1)
Our NEOs' 2018 long-term equity incentive awards were granted as of February 15, 2018. The stock options have an exercise price of $27.09 per share, the closing price of our common stock on the date of grant.

(2)
The number of shares of our common stock issuable to our NEOs based on our performance under our FCF and TSR performance share programs (PSP) for the periods ended December 31, 2018 is discussed below under the section titled "Company Performance-Based DSUs — Results for Performance Periods Ended December 31, 2018."

(3)
Total Long-Term Incentive Award Target Value is rounded to the nearest thousand.

The numbers of FCF and TSR performance-based DSUs and service-based DSUs were calculated by dividing the target dollar value of those awards by the closing price of our common stock on the date of grant, and the numbers of stock options were determined by dividing the target dollar value of that award by the stock option value determined in accordance with FASB ASC Topic 718, as described in the footnotes to the Executive Compensation section titled "Summary Compensation Table".

Company Performance-Based DSUs — Results for Performance Periods Ended December 31, 2018

In February 2019, our Compensation Committee determined the number of deferred stock units earned pursuant to our performance-based DSUs under the 2016 TSR PSP and the 2018 FCF PSP, presented in the table below.

Grant Year	Performance Metric	Achievement	DSUs Earned

2016	TSR Percentile Performance Rank for the three-year period ended December 31, 2018	Sixth relative to that of the other companies in the S&P 500 Healthcare Industry Index 200% of target TSR performance based DSUs earned	Michael F. Mahoney — 231,748 DSUs Daniel J. Brennan — 57,936 DSUs Kevin J. Ballinger — 37,658 DSUs Joseph M. Fitzgerald — 40,556 DSUs David A. Pierce — 26,070 DSUs
2018	Adjusted FCF for the one-year period ended December 31, 2018	$2.070 billion or 108.9% of target(1) 117.9% of target FCF performance-based DSUs earned	Michael F. Mahoney — 108,797 DSUs Daniel J. Brennan — 24,479 DSUs Kevin J. Ballinger — 19,038 DSUs Joseph M. Fitzgerald — 27,199 DSUs David A. Pierce — 16,318 DSUs
All DSUs earned pursuant to our 2018 FCF PSP are subject to continued service until December 31, 2020.

(1)
Adjusted free cash flow is not prepared in accordance with GAAP. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure and insight into how this non-GAAP measure is considered by management, please see Annex A.

Primary Elements of Indirect Executive Compensation

We also compensate our executives, including our NEOs, with indirect compensation, namely in the form of benefits and limited perquisites. Generally, our benefits and perquisites are targeted to be competitive relative to our peer group companies. The primary elements of and objectives for our NEOs' 2018 indirect compensation are summarized below.

General Employee Benefits

We provide employee benefits to eligible employees, including our NEOs, to promote personal health and well-being and to provide certain financial security and protection upon retirement or in the event of death, disability or illness. As U.S.-based employees, our NEOs are eligible to receive employee benefits under our U.S. employee benefits program, which consists of the following key elements that are generally the same as those provided to our other U.S. salaried employees:

  •
  health and welfare benefits, with a choice between a preferred provider model or a high-deductible plan with a Health Savings Account (executives share costs within a range of approximately 20% to 35% depending upon the plan and coverage selected);

  •
  Company-paid term life insurance policies that provide a benefit equal to base salary, with a minimum benefit of $50,000 and a maximum benefit of up to $1 million, payable upon death; and

  •
  a qualified 401(k) retirement plan with a Company match of 6% of eligible salary up to $275,000 in 2018 resulting in a maximum possible match of $16,500.

In addition, our executive officers may participate in an annual executive level physical examination program that is designed to encourage the proactive management of executive health. In approving the program, the Compensation Committee considered the overall cost of the program (estimated to be less than $10,000 per participant), that a majority of our peer group companies offered some form of benefit related to executive level annual physical examinations, and the importance of good health to an executive's ability to focus on the short and long-term needs of the Company. Company-paid term life insurance premium amounts (and related imputed income), Company matches of 401(k) Plan contributions for our NEOs, Company-paid executive level annual physical examination costs, and certain other reimbursements in 2018 are reported in the footnotes to the Executive Compensation section titled "Summary Compensation Table."

Deferred Compensation Programs

We maintain a Deferred Bonus Plan for certain of our management, including our NEOs, in order to provide them with the opportunity to defer up to 75% of their annual award under our Annual Bonus Plan until the earlier of termination of employment or an elected distribution date. In 2018, Messrs. Ballinger and Fitzgerald elected to defer 75% of their 2018 Annual Bonus Plan Award, which otherwise would have been paid in 2019, under the Deferred Bonus Plan. For additional discussion of the Deferred Bonus Plan, please see the narrative to the Executive Compensation section titled "Nonqualified Deferred Compensation."

Relocation Program

We provide tiered relocation benefits under our relocation program to eligible employees, including our NEOs, whom we request to move in connection with their current position or a promotion and for eligible new hires we require to move in connection with accepting a position with us. Our objectives in providing relocation benefits are to attract and redeploy top talent. We provide "tax gross-ups" on applicable relocation benefits provided under our relocation program as we believe that this benefit is integral to the Company's ability to attract and retain employees whose skill or knowledge enhance the Company's competitive position. Participants are generally required to sign a reimbursement agreement that requires them to pay back expenses incurred by the Company for their relocation in the event that they voluntarily terminate their employment or are terminated for "cause" at a rate of 100% for termination within one year of the date on which payments were first made and 50% for termination following the first year but within two years of the date on which payments were first made. NEO relocation benefits for 2018 are included in the footnotes to the Executive Compensation section titled "Summary Compensation Table."

In accordance with the terms of his offer letter, Mr. Mahoney is eligible for the executive tier of our relocation program. In August 2018, our Compensation Committee approved an additional time extension of Mr. Mahoney's relocation benefits under the executive tier of our relocation program for up to one year, ending December 31, 2019. In approving the extension, our Compensation Committee took into consideration the fact that there would be no additional cost to the Company to provide this extension and Mr. Mahoney's desire to maintain stability for his family at their current residence until the end of the extended period.

Personal Use of Aircraft

Pursuant to Mr. Mahoney's offer letter, he is permitted reasonable personal use of our corporate aircraft up to $100,000 per year in aggregate incremental cost to the Company. Our other executives are permitted limited personal use of our corporate aircraft with prior approval. These executives are personally taxed on their personal use of our corporate aircraft and we do not provide them with income tax gross-up payments. The aggregate incremental cost to the Company (and disallowed tax deductions of the Company) for our NEOs' personal use of our corporate aircraft in 2018 is included in the footnotes to the Executive Compensation section titled "Summary Compensation Table."

Our Post-Employment and Change in Control Arrangements

Primary Elements of Post-Employment and Change in Control Arrangements

None of our NEOs has an employment agreement with the Company. However, we provide post-employment and change in control payments and benefits to our executives under certain circumstances. We believe that offering our executives these payments and benefits facilitates the operation of our business, allows them to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. The primary elements of and objectives for our NEOs' 2018 post-employment and change in control agreements are summarized below.

Executive Retirement Plan

Our executives are eligible to participate in our defined benefit Executive Retirement Plan. For further discussion of our defined benefit Executive Retirement Plan, please see the narrative to the Executive Compensation section titled "Defined Benefit Retirement Plan."

Severance Plans

We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain severance payments, subsidized COBRA health benefits and dental benefits for specified periods of time. For further discussion of our severance plans, please see the Executive Compensation section titled "Potential Payments Upon Termination or Change in Control — Severance Plans."

Change in Control Agreements

We have entered into change in control agreements to our executives, including our NEOs, and other key employees (Change in Control Agreements). The possibility of a change in control and the uncertainty that it may raise among our executives as to their continued employment after or in connection with a change in control may result in their departure or distraction. Our objective in providing Change in Control Agreements is to retain and encourage the continued attention and dedication of our executives during a potentially critical time, even if they are concerned that their position will be eliminated after or in connection with the change in control. Our Change in Control Agreements require both a change in control and termination without cause or resignation for good reason within two years after the change in control event, commonly referred to as a "double-trigger," for cash payments to be made under the agreement and vesting to be accelerated under the agreements for equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards.

For further discussion of our Change in Control Agreements, other plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, and potential payments to our NEOs under the foregoing, please see the narrative and tables in the Executive Compensation section titled "Potential Payments Upon Termination or Change in Control — Change in Control Agreements."

Clawback Policy

Our Compensation Committee has adopted a policy regarding the recovery or adjustment of short-term incentive awards paid to an executive in the event relevant Company performance measures are restated in a manner that would have reduced the size of a previously granted award. In such an event, and to the extent permitted by applicable law, the Company would seek to recover the amount of the short-term incentive award paid to such executive that was in excess of the amount that would have been awarded based on the restated financial results, subject to and in accordance with the terms of the policy. Our Compensation Committee monitors regulatory developments with respect to applicable executive compensation recovery policies required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and it expects to consider such changes to the Company's current recovery policy as are necessary to comply with final rules (and related guidance, if any) to be issued by the SEC in accordance with such act.

Our Compensation Committee has also adopted a policy regarding the recovery of certain short- and long-term incentive compensation awards paid or granted to an executive in the event of executive misconduct or gross dereliction of duty that resulted in a material violation of Company policy and caused significant harm to the Company. In such an event, and to the extent permitted by applicable law, the Company may seek reimbursement of all or a portion of cash incentive compensation awards paid within a certain time period and/or recovery of all or a portion of equity incentive awards granted to such executive over which the Company retains control, subject to and in accordance with the terms of the policy.

Both of the policies described above are only applicable to awards made after the adoption of the relevant policy. For a discussion of other recovery and forfeiture provisions relating to incentive compensation awards and other benefits provided to our executives, please see the section titled "Relocation Program" above, and the Executive Compensation sections titled "Retirement Plan Benefits" and "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table."

Executive Stock Ownership Guidelines

Our executives are required to have a significant personal investment in the Company through their ownership of shares of our common stock. Our Board has set stock ownership guidelines for executives, including our NEOs, as a number of shares of Company stock equal in value to at least the following amounts:

  •
  CEO: six times annual base salary; and

  •
  All other Executives: three times annual base salary.

Executives are required to comply with the guidelines at all times. However, if at any time an executive's ownership does not meet or exceed the guideline, he or she is expected to retain ownership of at least fifty percent of net shares with respect to each vesting of an equity award or stock option exercise until the guideline is met or exceeded. For purposes of satisfying the guidelines, shares owned outright, shares held in company benefit plans and the intrinsic value of vested "in-the-money" stock options are included in the aggregate number of shares held by an executive. Unvested equity award shares (including service-based DSUs and performance-based DSUs) and unvested stock options are not included in the aggregate number of shares held by an executive. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. As of December 31, 2018, our CEO and other NEOs were in compliance with these guidelines.

Prohibition on Pledging and Hedging the Economic Value of our Common Stock

Our executives, including our NEOs, and our directors, are prohibited from speculating in the Company's securities, engaging in transactions designed to "hedge" the value of our common stock, and pledging their common stock as collateral for a loan. None of our executives or directors is engaged in hedging or pledging arrangements related to the Company's securities.

No Tax Gross-Ups (other than for Relocation Benefits)

The Company does not provide tax gross-ups for our executives, except for relocation benefits because the benefit generally applies to all employees eligible to receive relocation benefits, including our executives, and the Compensation Committee believes it is integral to the Company's ability to attract and redeploy employees whose skill or knowledge enhance the Company's competitive position. Mr. Mahoney received approximately $21,000 in relocation benefits in 2018.

Our Equity Award Grant Policy and Practices

Under our Equity Award Grant Policy, grants of equity awards to our executives are approved and effective as follows:

  •
  Annual equity awards (if any) for our employees, including our executives, are generally approved by our Compensation Committee at a regularly scheduled meeting. Such awards are effective on the date of approval or, for administrative reasons, shortly thereafter.

  •
  New hire, promotion, retention and other special or ad hoc awards for our executive officers are generally approved by our Compensation Committee. New hire or promotion awards for executive officers are effective on the first trading day of the month following both the date of hire or promotion and the date of approval. Retention and other special or ad hoc awards for our executive officers are effective on the first trading day of the month following approval.

  •
  Stock options are granted with an exercise price equal to the closing price of our common stock on the date of grant.

Tax and Accounting Considerations

Section 162(m) of the Code (Section 162(m)) generally disallows a tax deduction to public companies for compensation over $1 million paid to certain "covered employees," which historically included a company's CEO and the three other most highly compensated executive officers, other than the CFO, employed by the company at the end of the year. Pursuant to the Tax Cuts and Jobs Act, enacted on December 22, 2017, the definition of "covered employees" under Section 162(m) was amended to include a company's CFO. Once an officer is a "covered employee," their compensation will remain subject to Section 162(m) for so long as they are receiving compensation from the company. Further, the Tax Cuts and Jobs Act repealed the exclusion for "qualified performance-based compensation" under Section 162(m) effective January 1, 2018, except for compensation payable pursuant to a written binding contract in place before November 2, 2017 that is not materially modified thereafter (a grandfathered arrangement). For 2018, although we had plans in place that were intended to permit the award of qualified performance-based compensation under Section 162(m), our Compensation Committee did not necessarily limit executive compensation to deductible amounts.

Beginning in 2018, there was no qualified performance-based compensation exemption, other than for grandfathered arrangements. Outstanding awards of the Company that previously qualified for the performance-based compensation exclusion under Section 162(m) may or may not qualify as grandfathered awards.

The Company accounts for stock-based compensation in accordance with FASB ASC Topic 718, which requires the Company to recognize compensation expense for share-based payments (including stock options and other forms of equity compensation). FASB ASC Topic 718 is taken into account by the Compensation Committee in determining to use a portfolio approach to equity grants, awarding both stock options and DSUs.

RISK ASSESSMENT OF OUR COMPENSATION PROGRAMS

With the assistance of the senior members of our Global Compensation and Benefits organization, certain senior executive officers and the Compensation Committee's independent compensation consultant, Semler Brossy, in February 2019 the Compensation Committee reviewed a risk assessment of our compensation programs and policies to determine if the provisions and operations of our programs create undesired or unintentional risk of a material nature.

Our risk assessment included two work streams — one focused on reviewing areas of enterprise risk and the other focused on identifying compensation design risk. Our enterprise risk analysis examined the types and magnitudes of risks our business areas present to the Company so that the Committee could assess the extent to which our compensation programs may mitigate or exacerbate these risks. Our compensation design risk analysis, which was conducted by management and reviewed by Semler Brossy, examined the potential risks in the design of our performance-based incentive compensation arrangements. As part of this assessment, we analyzed the mix of fixed and variable compensation; the mix of short- and long-term compensation; the mix of long-term equity incentives; performance metric mix; weighting, measurement and payout timing; discretion and caps on short-term incentives; award size, vesting schedules and performance and other terms of long-term equity incentives; and other incentive opportunities and their features. We also analyzed our recovery of incentive awards policy, executive stock ownership guidelines and hedging and pledging prohibitions. Finally, we evaluated on a combined basis the results of the enterprise and compensation risk assessments, on a business area-by-business area basis.

The Compensation Committee reviewed and discussed the findings of this analysis with management and concluded that it continues to believe that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis contained in this Proxy Statement with management and, based on such review and discussions, the Compensation Committee has approved the inclusion of the Compensation Discussion & Analysis in this Proxy Statement and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Boston Scientific filing with the SEC, except to the extent that Boston Scientific specifically incorporates this Report by reference into another Boston Scientific filing.

THE COMPENSATION COMMITTEE

Donna A. James, Chair
Nelda J. Connors
Edward J. Ludwig
Stephen P. MacMillan

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation for each of our named executive officers for the years ended December 31, 2018, 2017 and 2016. For a narrative description of material factors helpful to understand the information disclosed in the table below for 2018, please see the Compensation Discussion & Analysis and the narrative to this table.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

Michael F. Mahoney	2018	1,234,630	7,643,884	2,499,993	2,128,770	311,932	151,692	13,970,901
Chairman of the Board, President	2017	1,179,452	7,225,607	2,249,995	1,890,000	417,144	122,254	13,084,452
and Chief Executive Officer	2016	1,042,191	6,246,767	1,998,819	2,354,625	281,730	102,051	12,026,183
Daniel J. Brennan	2018	621,637	1,719,882	562,495	626,736	102,017	33,058	3,665,825
Executive Vice President	2017	593,194	1,766,253	549,994	504,037	198,150	21,141	3,632,769
and Chief Financial Officer	2016	544,421	1,561,665	499,705	500,500	191,075	17,634	3,315,000
Kevin J. Ballinger	2018	567,362	1,337,622	437,498	448,918	4,515	45,571	2,841,486
Executive Vice President	2017	543,151	1,316,086	412,493	346,500	171,378	18,963	2,808,571
and President, Interventional Cardiology	2016	476,647	1,015,071	324,808	483,000	198,808	38,112	2,536,446
Joseph M. Fitzgerald	2018	639,958	1,910,971	624,994	582,425	245,334	32,636	4,036,318
Executive Vice President	2017	564,740	1,435,716	2,949,992	595,139	273,769	19,641	5,838,997
and President, Rhythm Management	2016	499,241	1,093,187	349,788	367,500	97,608	20,252	2,427,576
David A. Pierce(7)	2018	538,996	1,146,533	375,000	500,181	146,487	24,223	2,731,420
Executive Vice President and President, MedSurg

(1)	Base salaries for our executive officers are generally effective for one year starting in late February of each year. The amounts in this column for 2018 reflect an amount calculated by prorating 2017 salaries from January 1, 2018 through February 19, 2018 and 2018 salaries for the remainder of the year. These figures differ from those in the Compensation Discussion & Analysis, which lists amounts approved by the Compensation Committee for 2018.
(2)
The amounts included in the "Stock Awards" column represent the aggregate grant date fair value of all service-based and Company performance-based DSUs granted in 2018, 2017 and 2016 under our 2011 LTIP. These values have been determined in accordance with FASB ASC Topic 718.

The attainment of the performance-based DSUs awarded to our NEOs in 2018 is based on either (i) the Total Shareholder Return (TSR) of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Healthcare Index over a three-year performance and service period, or (ii) our adjusted free cash flow over a one-year performance period measured against our 2018 internal financial plan for the same period, subject to the satisfaction of the service criteria over a three-year period (inclusive of the performance period). For additional information with respect to these Company performance-based DSUs, including the vesting thereof, please see the sections titled "2018 Total Shareholder Return Performance Share Program" and "2018 Free Cash Flow Performance Share Program" in the narrative to this table.
We determined the grant date fair value of the 2018 TSR performance-based DSUs using a Monte Carlo simulation methodology, utilizing the following key assumptions:

Stock price on date of grant	$27.09
Risk-free rate	2.36%
Measurement period (in years)	2.87

The TSR performance metric for the 2018 TSR performance-based DSUs is a market condition as defined under FASB ASC Topic 718. Because these awards do not have performance conditions as defined under FASB ASC Topic 718, such awards have no maximum grant date fair values that differ from the fair values presented in this Summary Compensation Table.

The grant date fair value of the 2018 FCF performance-based DSUs was determined based on management's evaluation of the Company's 2018 internal financial plan for adjusted free cash flow, assuming target achievement of the adjusted free cash flow performance criteria and utilizing the closing market price of shares of our common stock on the date of grant. The fair values of the 2018 target FCF performance-based DSUs at the grant date assuming achievement of the highest level of performance (as required to be disclosed by the SEC), which assumes actual adjusted free cash flow for 2018 at or above 125% of the Company's 2018 internal financial plan, are as follows: $3,749,960 for Mr. Mahoney's award, $843,745 for Mr. Brennan's award, $656,215 for Mr. Ballinger's award, $937,490 for Mr. Fitzgerald's award, and $562,470 for Mr. Pierce's award.
We value service-based DSUs based on the closing market price of shares of our common stock on the date of grant.

For more information regarding the stock awards we granted in 2018, please see the Grants of Plan-Based Awards table. For a more detailed description of the assumptions used in determining grant date fair values of DSUs granted in 2018, please see Note L — Stock Ownership Plans to our 2018 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2018.
(3)
The amounts included in the "Option Awards" column represent the aggregate grant date fair value of all stock options granted during each of 2018, 2017 and 2016 under our 2011 LTIP. These values have been determined in accordance with FASB ASC Topic 718. For a description of the assumptions used for purposes of determining grant date fair value of stock options granted in 2018, please see Note L — Stock Ownership Plans to our 2018 consolidated financial statements included in Item 8 of our Annual Report filed on Form 10-K for the year ended December 31, 2018. For more information regarding the stock option awards we granted in 2018, please see the Grants of Plan-Based Awards table.
(4)
Amounts in the "Non-Equity Incentive Plan Compensation" column represent cash awards made under our 2018 Annual Bonus Plan to our NEOs paid in 2019. Such amounts may be deferred under the Deferred Bonus Plan.

For further information regarding the 2018 Annual Bonus Plan awards, please see the Compensation Discussion & Analysis section titled "Short-Term Incentives," the narrative to this table and Nonqualified Deferred Compensation.
(5)
The amounts shown in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column reflect the change in the actuarial present value of the accumulated benefit under our Executive Retirement Plan for each retirement plan measurement date used for financial statement reporting purposes with respect to the Company's audited financial statements as compared to the prior retirement plan measurement date.

Please see the narrative and related footnotes to the table in the section titled "Defined Benefit Retirement Plan" for more information regarding the accrued benefits for each NEO under this plan. No amount is included with respect to nonqualified deferred compensation earnings because there were no above-market or preferential earnings on nonqualified deferred compensation.
(6)	The amounts shown for 2018 in the "All Other Compensation" column are comprised of the following components:

Name	Match (401(k) Plan) ($)(a)	Aircraft ($)(b)	Term Life Insurance ($)(c)	Other ($)(d)	Total All Other Compensation($)

Michael F. Mahoney	16,500	95,752	3,414	36,026	151,692
Daniel J. Brennan	16,500	—	2,069	14,489	33,058
Kevin J. Ballinger	16,500	—	1,381	27,690	45,571
Joseph M. Fitzgerald	16,500	—	3,541	12,595	32,636
David A. Pierce	16,500	—	2,947	4,776	24,223

(a)	The amounts shown in this column represent matching contributions made by the Company for each NEO under our 401(k) Retirement Savings Plan. All individual and matching contributions to the 401(k) Retirement Savings Plan are fully vested upon contribution.

(b)
Pursuant to Mr. Mahoney's offer letter, he is permitted reasonable personal use of our corporate aircraft up to $100,000 per year in aggregate incremental cost to the Company, but is not entitled to reimbursement from the Company for any taxes resulting from imputed income attributable to his personal use of the corporate aircraft. In light of the fact that Mr. Mahoney's travel plans are subject to change on short notice, the Company has agreed that he may use our corporate aircraft in connection with his service on the board of directors of Baxter International, Inc. so long as he fully reimburses us for the incremental costs associated with such travel or such costs are counted against his annual personal use amount. The amount reflected in the "Aircraft" column represents the aggregate incremental costs to us for Mr. Mahoney's personal use of our corporate aircraft, as well as any incremental costs associated with persons accompanying Mr. Mahoney on business travel. We calculate the incremental cost to us by dividing the total annual variable operating costs for the corporate aircraft by the number of in-flight hours during the year. The resulting dollar per hour amount is then multiplied by the number of hours flown for personal use by the executive during the year, including the "dead head" costs of flying the aircraft to and from locations for personal use. Our corporate aircrafts are used predominantly for business travel. We do not include the fixed operating costs, such as pilot salary, general taxes and insurance, in the incremental cost calculation. The incremental cost does not include amounts attributable to the NEO for increased income taxes we incurred in 2018 as a result of disallowed deductions related to personal use under Internal Revenue Service rules. For 2018, the reflected amount excludes $408,037 of disallowed corporate income tax deductions attributable to Mr. Mahoney's personal use of the corporate aircraft during the year. Mr. Mahoney was taxed on the imputed income attributable to his personal use of the corporate aircraft and did not receive tax assistance from the Company with respect to this amount.
(c)
Amounts in the "Term Life Insurance" column consist of premiums and the imputed income for Company-paid term life insurance attributable to our NEOs. For Messrs. Mahoney, Brennan, Ballinger, Fitzgerald, and Pierce the premium paid was $792, $492, $450, $506, and $427, respectively.
(d)
Amounts in the "Other" column consist of the costs of annual physical examinations, miscellaneous gifts and prizes (Mr. Ballinger's prizes were in the amount of $26,139), and the payment of relocation expenses incurred by Mr. Mahoney.

(7)	Mr. Pierce was not an NEO during 2016 or 2017. In accordance with SEC rules, we are reporting data only for the fiscal year in which he was an NEO.

Grants of Plan Based Awards

The table below presents information regarding awards under the Company's 2018 Annual Bonus Plan and 2011 LTIP, including those pursuant to the Company's 2018 Performance Share Programs, during the year ended December 31, 2018. For a description of material factors helpful for an understanding of the information in the table below, please see the Compensation Discussion & Analysis and the narrative to this table.

								All Other Stock Awards: Number of Shares of Stock or Units (#)(4)
											Grant Date Fair Value of Stock and Option Awards ($)(5)
									All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)
		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)
Name	Grant Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Michael F. Mahoney		0	1,860,000	3,250,000
	2/15/2018(6)				36,913	92,284	184,568				2,643,937
	2/15/2018(7)				23,071	92,284	138,426				2,499,974
	2/15/2018(8)							92,284			2,499,974
	2/15/2018(8)								278,086	$27.09	2,499,993
Daniel J. Brennan		0	499,989	1,124,975
	2/15/2018(6)				8,305	20,764	41,528				594,889
	2/15/2018(7)				5,191	20,764	31,146				562,497
	2/15/2018(8)							20,764			562,497
	2/15/2018(8)								62,569	$27.09	562,495
Kevin J. Ballinger		0	427,541	961,967
	2/15/2018(6)				6,459	16,149	32,298				462,669
	2/15/2018(7)				4,037	16,149	24,223				437,476
	2/15/2018(8)							16,149			437,476
	2/15/2018(8)								48,665	$27.09	437,498
Joseph M. Fitzgerald		0	520,022	1,170,050
	2/15/2018(6)				9,228	23,071	46,142				660,984
	2/15/2018(7)				5,767	23,071	34,607				624,993
	2/15/2018(8)							23,071			624,993
	2/15/2018(8)								69,521	$27.09	624,994
David A. Pierce		0	381,527	858,436
	2/15/2018(6)				5,536	13,842	27,684				396,573
	2/15/2018(7)				3,460	13,842	20,763				374,980
	2/15/2018(8)							13,842			374,980
	2/15/2018(8)								41,713	$27.09	375,000

(1)	The amounts in these columns reflect target and maximum payouts under the 2018 Annual Bonus Plan. There is no threshold-level payout under the 2018 Annual Bonus Plan. The maximum possible payout under the 2018 Annual Bonus Plan is 225% of the target payout, representing the product of (i) a maximum of 150% of the target payout based on Company performance metrics and (ii) a maximum of 150% of the target payout based on individual performance objectives. Under the 2018 Annual Bonus Plan, bonuses to executives covered by Code Section 162(m) are capped at $3.25 million. The actual amount earned by each NEO under the 2018 Annual Bonus Plan is reported under the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table. For additional information about our 2018 Annual Bonus Plan and a discussion of how these amounts are determined, please see the Compensation Discussion & Analysis section titled "Short-Term Incentives" and the section titled "2018 Annual Bonus Plan" in the narrative to this table.
(2)
The amounts in these columns reflect threshold, target and maximum share issuance under our 2018 TSR PSP and 2018 FCF PSP. The target performance-based DSUs awarded under these programs were granted to our NEOs in February 2018 as part of our annual review process and were awarded under our 2011 LTIP. For additional details regarding the awards to our NEOs pursuant to our 2018 TSR PSP and 2018 FCF PSP, please see footnotes 5 and 6 to this Grants of Plan-Based Awards table, respectively.
(3)	The Compensation Committee took action to grant the awards in this table on February 12, 2018.
(4)	The amounts in these columns reflect the number of service-based DSUs and stock options granted to our NEOs under our 2011 LTIP during 2018.

(5)
The amounts in this column have been determined in accordance with FASB ASC Topic 718. See footnotes 2 and 3 to the Summary Compensation Table for a description of the assumptions used in determining the grant date fair value of these awards.
(6)
These awards were granted pursuant to our 2018 TSR PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 40% of the target TSR performance-based DSUs awarded under the program. The maximum share issuance for each award is 200% of the target TSR performance-based DSUs awarded under the 2018 TSR PSP. For additional information about our 2018 TSR PSP and a discussion of how these amounts are determined, please see the section titled "2018 Total Shareholder Return Performance Share Program" in the narrative to this table.
(7)
These awards were granted pursuant to our 2018 FCF PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 25% of the target FCF performance-based DSUs awarded under the program. The maximum share issuance for each award is 150% of the target FCF performance-based DSUs awarded under the 2018 FCF PSP. For additional information about our 2018 FCF PSP and a discussion of how these amounts are determined, please see the section titled "2018 Free Cash Flow Performance Share Program" in the narrative to this table.
(8)	These awards were granted as part of our annual review process and awarded under our 2011 LTIP.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The following provides information about the terms of our 2018 Annual Bonus Plan, 2018 Performance Share Programs and our 2011 LTIP, pursuant to which our NEOs were awarded short- and long-term incentive compensation, as applicable and detailed in the tables above. For additional information regarding the application of these plans and programs to our NEOs in 2018, please see the Compensation Discussion & Analysis.

2018 Annual Bonus Plan

Our 2018 Annual Bonus Plan is administered by our Compensation Committee and was established under our 2011 LTIP. The plan year for our 2018 Annual Bonus Plan ran from January 1, 2018 to December 31, 2018. Generally, all U.S. salaried employees not eligible for commissions under sales compensation plans and certain international and expatriate/inpatriate employees selected for participation are eligible to participate in our 2018 Annual Bonus Plan, provided they have at least two full months of service during the plan year. Participants generally must be employed with us on the date payments are made in order to receive awards under the plan. However, in the event of death or retirement or certain involuntary terminations without cause, in each case, as described in the 2018 Annual Bonus Plan, participants may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate. Participants who have at least two months of eligibility but less than a full year similarly may receive awards under the 2018 Annual Bonus Plan on a prorated basis.

Target Incentive Award Opportunity

Each participant is provided with a target incentive award opportunity under the 2018 Annual Bonus Plan expressed as a percentage of his or her base salary. For a discussion of the 2018 target incentive award opportunities for our NEOs, please see the Compensation Discussion & Analysis sections titled "Individual Target Incentive Award Opportunity" and "2018 Annual Bonus Plan Awards Paid to Our NEOs."

Company Performance Funds Total Bonus Pool

Company Performance Metrics and Weighting. Under the 2018 Annual Bonus Plan, after year-end a single Company-wide annual bonus pool (Total Bonus Pool) is funded based on the Company's performance measured against important Company-level financial performance metric targets. For 2018, our Compensation Committee selected adjusted EPS and adjusted net sales as our Company-level performance metrics. Each metric has a 50% weighting.

Company Metrics Defined. For purposes of our 2018 Annual Bonus Plan: (i) adjusted EPS equals adjusted net income (loss) divided by weighted average diluted shares outstanding for the performance year (adjusted net income (loss) equals GAAP net income (loss) excluding certain charges (credits) from GAAP net income, including, but not limited to, amortization expense, intangible asset impairment charges, acquisition-related net charges (credits), restructuring and restructuring-related net charges (credits), litigation-related net charges (credits), certain investment impairment charges and discrete tax items); and (ii) adjusted net sales is calculated at an assumed standard constant currency basis that excludes the impact of foreign currency fluctuations, which are highly variable and difficult to predict, and other adjustments.

For a discussion of the Company level targets under the 2018 Annual Bonus Plan, funding of the Total Bonus Pool and the individual performance component of the 2018 Annual Bonus Plan, please see the Compensation Discussion & Analysis section titled "Short-Term Incentives."

Clawback of Annual Bonus Plan Award

Our 2018 Annual Bonus Plan provides that, to the extent permitted by applicable law, our Board will seek reimbursement of incentive compensation paid to any executive officer under the plan in the event of a restatement of our financial results that reduced a previously granted award's size or payment. Under such circumstances, and to the extent permitted by applicable law, we would seek to recover the amount of the 2018 Annual Bonus Plan award paid to such executive that was in excess of the amount that would have been paid based on the restated financial results. Additionally, our 2018 Annual Bonus Plan provides that to the extent permitted by applicable law, our Board may seek reimbursement of incentive compensation paid to an executive under the plan in the event of executive misconduct or gross dereliction of duty that resulted in a material violation of Company policy and caused significant harm to the Company. In such an event, and to the extent permitted by applicable law, the Board may seek reimbursement of all or a portion of cash incentive compensation awards paid within a certain time period under the plan.

2018 Total Shareholder Return Performance Share Program

Our 2018 TSR PSP is administered, and the TSR performance-based DSUs awarded pursuant to our 2018 TSR PSP are granted, under our 2011 LTIP. The TSR performance-based DSUs vest upon the satisfaction of both the Company performance criteria and service criteria under the 2018 TSR PSP, subject to acceleration in the event of certain qualifying terminations discussed below. Our executives, including our NEOs, are eligible to participate in the 2018 TSR PSP, which is administered by our Compensation Committee. For a discussion of the TSR performance-based DSUs awarded to our NEOs in 2018, please see the Compensation Discussion & Analysis section titled "2018 Long-Term Incentive Awards for our NEOs."

Company Performance Criteria

For a discussion of the Company performance criteria under the 2018 TSR PSP, please see the Compensation Discussion & Analysis section titled "2018 Long-Term Incentive Awards for our NEOs."

Calculation of TSR and Percentile Performance. The TSR for the Company and each other company in the S&P 500 Healthcare Index for the three-year performance period is determined based on the following formula:

(Change in Stock Price + Dividends Paid) / Beginning Stock Price

The change in stock price is determined by subtracting the beginning stock price (the daily average closing price of one share of common stock for the two calendar months prior to the beginning of the performance period) from the ending stock price (the daily average closing price of one share of common stock for the last two calendar months of the performance period). The dividends paid are the total of all cash dividends paid on one share of common stock during the performance period.

Following the calculation of the TSR for the three-year performance period for our Company and each of the other companies in the S&P 500 Healthcare Index, the companies will be ranked in order of maximum to minimum TSRs for the full three-year performance period. Our percentile performance will be determined by (i) dividing (a) our ranking versus that of the other companies in the S&P 500 Healthcare Index minus one, by (b) the total number of companies in the S&P 500 Healthcare Index minus one, and (ii) subtracting the result from one.

Service Criteria

Generally under the 2018 TSR PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2018 TSR PSP and/or the 2011 LTIP, a participant must be employed with us on December 31, 2020 to be eligible to receive shares of our common stock in respect of his or her TSR performance-based DSUs as to which the performance criteria under the program have been satisfied.

For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see "Potential Payments Upon Termination or Change in Control."

2018 Free Cash Flow Performance Share Program

Our 2018 FCF PSP is administered, and the FCF performance-based DSUs awarded pursuant to our 2018 FCF PSP are granted, under our 2011 LTIP. The 2018 grants of FCF performance-based DSUs vest upon the satisfaction of both the one-year Company performance criteria and the three-year service criteria (inclusive of the performance period) under the 2018 FCF PSP, subject to acceleration in the event of certain qualifying terminations discussed below. Our executives, including our NEOs, were eligible to participate under the 2018 FCF PSP, which is administered by our Compensation Committee. For a discussion of the 2018 FCF performance-based DSUs awarded to our NEOs and the Company's achievement of the Company performance criteria under the program, please see the Compensation Discussion & Analysis section titled "2018 Long-Term Incentive Awards for our NEOs."

Company Performance Criteria

For a discussion of the Company performance criteria under the 2018 FCF PSP, please see the Compensation Discussion & Analysis section titled "2018 Long-Term Incentive Awards for our NEOs."

Service Criteria

Generally under the 2018 FCF PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2018 FCF PSP and/or the 2011 LTIP, a participant must be employed with us on December 31, 2020 to be eligible to receive shares of our common stock in respect of his or her 2018 FCF performance-based DSUs as to which the performance criteria under the program have been satisfied.

For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see "Potential Payments Upon Termination or Change in Control."

2011 Long-Term Incentive Plan

Employees, directors and other individuals who provide services to us and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our success or that of our affiliates are eligible for Awards under our 2011 LTIP. The purpose of the broad-based equity incentive award opportunities available for grant under our 2011 LTIP is to attract, retain, engage and focus key employees and other eligible participants on achieving long-term stockholder value by rewarding them for the increased performance of our common stock underlying such awards. Our 2011 LTIP is administered by our Compensation Committee and provides for the grant of restricted or unrestricted common stock, deferred stock units, options to acquire our common stock, stock appreciation rights (SARs), performance awards and other stock and non-stock awards (collectively, Awards). Our 2011 LTIP prohibits repricing or replacement of options or SARs and the issuance of in-the-money options or SARs, and includes limitations on the amounts of grants and payments to any individual within a given year as well as certain other customary limitations. Our 2011 LTIP will terminate on March 1, 2021 (unless terminated sooner by our Board), and no further Awards may be granted following that date.

Generally, the DSUs granted to our executives, including our NEOs, vest in five equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date, and stock options vest in four equal annual installments, subject to continued service on each applicable vesting date. The stock options that we granted to our executives expire on the tenth anniversary of the date of grant.

Certain Separations from Service

Generally under the 2011 LTIP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described therein or as otherwise provided for in the applicable award agreement, all equity awards terminate to the extent not vested immediately prior to the cessation of employment, and to the extent vested but not exercised at such time, remain exercisable for the lesser of one year or until the expiration of the stated term of the award. Further, in the event of a termination for "cause" (defined as conviction of, or a failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation), or as a result of reasons that cast such discredit on the individual as to justify immediate termination of the award, in each case, as determined in the Compensation Committee's sole discretion, all outstanding equity awards (including unexercised stock options, whether vested or unvested) terminate immediately upon notice of such termination.

For a discussion of our plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, including our 2011 LTIP, please see the narrative to the tables appearing in "Potential Payments Upon Termination or Change in Control." Potential payments to our NEOs in 2018 under such plans or arrangements are included in the tables appearing in "Potential Payments Upon Termination or Change in Control."

2018 Equity Awards

With respect to our executives, including our NEOs as applicable, our Compensation Committee set the mix of equity award opportunities under our 2018 Long-Term Incentive Program at 25% target TSR performance-based DSUs, 25% target FCF performance-based DSUs, 25% stock options and 25% service-based DSUs. The service-based DSUs vest in five equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date and except as set forth under "Certain Separations from Service." For a discussion of the 2018 equity awards made to our NEOs, please see the Compensation Discussion & Analysis section titled "Long-Term Incentives."

Outstanding Equity Awards at Fiscal Year End

The following table provides information with respect to outstanding unexercised non-qualified stock options and unvested DSUs for each NEO as of December 31, 2018.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Michael F. Mahoney	2/27/2012	674,941	0	6.28	2/27/2022
	2/28/2013	660,536	0	7.39	2/28/2023
	2/24/2014	346,083	0	13.08	2/24/2024
	2/23/2015	250,538	83,513	16.31	2/23/2025
	2/22/2016	168,634	168,634	17.26	2/22/2026
	2/28/2017	74,110	222,332	24.55	2/28/2027
	2/15/2018	0	278,086	27.09	2/15/2028
	2/24/2014					29,052	1,026,698
	2/23/2015					47,518	1,679,286
	2/22/2016					231,748(4)	8,189,974
	2/22/2016					132,328(5)	4,676,472
	2/22/2016					69,525	2,457,014
	2/28/2017					89,449(6)	3,161,128
	2/28/2017					73,320	2,591,129
	2/15/2018					108,797(7)	3,844,886
	2/15/2018					92,284	3,261,317
	2/28/2017							183,298(8)	6,477,751
	2/15/2018							184,568(9)	6,522,633

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Daniel J. Brennan	2/16/2010	40,925	0	7.41	2/16/2020
	2/28/2011	24,846	0	7.16	2/28/2021
	2/27/2012	12,187	0	6.28	2/27/2022
	2/28/2013	15,144	0	7.39	2/28/2023
	2/24/2014	40,984	0	13.08	2/24/2024
	2/23/2015	41,487	18,858	16.31	2/23/2025
	2/22/2016	25,295	42,159	17.26	2/22/2026
	2/28/2017	18,115	54,348	24.55	2/28/2027
	2/15/2018	0	62,569	27.09	2/15/2028
	2/24/2014					5,734	202,640
	2/23/2015					10,730	379,198
	2/22/2016					57,936(4)	2,047,458
	2/22/2016					33,081(5)	1,169,083
	2/22/2016					17,382	614,280
	2/28/2017					21,865(6)	772,709
	2/28/2017					17,923	633,399
	2/15/2018					24,479(7)	865,088
	2/15/2018					20,764	733,800
	2/28/2017							44,806(8)	1,583,444
	2/15/2018							41,528(9)	1,467,600
Kevin J. Ballinger	2/24/2014	34,153	0	13.08	2/24/2024
	2/23/2015	38,793	12,931	16.31	2/23/2025
	2/22/2016	27,402	27,404	17.26	2/22/2026
	3/3/2017	13,204	39,612	24.98	3/3/2027
	2/15/2018	0	48,665	27.09	2/15/2028
	2/24/2014					2,867	101,320
	2/23/2015					7,358	260,032
	2/22/2016					37,658(4)	1,330,834
	2/22/2016					21,502(5)	759,881
	2/22/2016					11,298	399,271
	3/3/2017					16,116(6)	569,539
	3/3/2017					13,211	466,877
	2/15/2018					19,038(7)	672,803
	2/15/2018					16,149	570,706
	3/3/2017							33,026(8)	1,167,139
	2/15/2018							32,298(9)	1,141,411

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Joseph M. Fitzgerald	2/24/2009	44,236	0	8.30	2/24/2019
	2/16/2010	107,692	0	7.41	2/16/2020
	2/28/2011	77,640	0	7.16	2/28/2021
	2/27/2012	70,306	0	6.28	2/27/2022
	2/28/2013	79,264	0	7.39	2/28/2023
	2/24/2014	56,921	0	13.08	2/24/2024
	2/23/2015	43,641	14,548	16.31	2/23/2025
	2/22/2016	29,510	29,511	17.26	2/22/2026
	3/3/2017	14,404	43,214	24.98	3/3/2027
	12/1/2017	76,593	229,779	26.15	12/1/2027
	2/15/2018	0	69,521	27.09	2/15/2028
	2/24/2014					4,779	168,890
	2/23/2015					8,278	292,545
	2/22/2016					40,556(4)	1,433,249
	2/22/2016					23,157(5)	818,368
	2/22/2016					12,168	430,017
	3/3/2017					17,581(6)	621,313
	3/3/2017					14,412	509,320
	2/15/2018					27,199(7)	961,213
	2/15/2018					23,071	815,329
	3/3/2017							36,028(8)	1,273,230
	2/15/2018							46,142(9)	1,630,658
David A. Pierce	2/28/2011	27,640	0	7.16	2/28/2021
	2/27/2012	37,497	0	6.28	2/27/2022
	2/28/2013	42,934	0	7.39	2/28/2023
	2/24/2014	26,929	0	13.08	2/24/2024
	2/23/2015	25,861	8,621	16.31	2/23/2025
	2/22/2016	18,970	18,972	17.26	2/22/2026
	6/1/2016	7,146	7,148	22.71	6/1/2026
	2/28/2017	9,881	29,644	24.55	2/28/2027
	2/15/2018	0	41,713	27.09	2/15/2028
	2/24/2014					3,058	108,070
	2/23/2015					4,906	173,378
	2/22/2016					26,070(4)	921,314
	2/22/2016					14,885(5)	526,036
	2/22/2016					7,821	276,394
	6/1/2016					8,917	315,127
	2/28/2017					11,925(6)	421,430
	2/28/2017					9,776	345,484
	2/15/2018					16,318(7)	576,678
	2/15/2018					13,842	489,176
	2/28/2017							24,438(8)	863,639
	2/15/2018							27,684(9)	978,353

(1)	All stock options are non-qualified stock options and vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date.
(2)
Unless otherwise noted, all service-based DSUs vest in five equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date.
(3)	Unless otherwise noted, the amounts reflected in this column are based on the closing price of our common stock on December 31, 2018, which was $35.34.

(4)
In February 2016, each of our NEOs was awarded TSR performance-based DSUs under our 2016 TSR PSP. Our total shareholder return performance was ranked 6th relative to that of the other companies in the S&P 500 Healthcare Index over the performance cycle comprising the three-year period that ended December 31, 2018. Accordingly, in February 2019 the Compensation Committee determined that pursuant to the terms of the 2016 TSR PSP, 200% of the target number of TSR performance-based DSUs had been earned based on the performance criteria under the program. Amounts for these awards represent the number of shares of our common stock that were delivered or otherwise made available to our NEOs on February 20, 2019 in settlement of the units awarded to them in 2016.
(5)
In February 2016, each of our NEOs was awarded FCF performance-based DSUs under our 2016 FCF PSP. Our adjusted free cash flow performance over the one-year performance period that ended December 31, 2016 was 107.1% relative to target performance for the same period. Accordingly, in February 2017, the Compensation Committee determined that pursuant to the terms of the 2016 FCF PSP, 114.2% of the target number of FCF performance-based DSUs had satisfied the performance criteria under the program. These awards were settled in January 2019.
(6)
In February 2017, each of our NEOs was awarded FCF performance-based DSUs under our 2017 FCF PSP. Our adjusted free cash flow performance over the one-year performance period that ended December 31, 2017 was 98.8% relative to target performance for the same period. Accordingly, in February 2018, the Compensation Committee determined that pursuant to the terms of the 2017 FCF PSP, 97.6% of the target number of FCF performance-based DSUs had satisfied the performance criteria under the program. Amounts for these awards represent the number of shares of our common stock that will be delivered or otherwise made available to our NEOs no later than January 15, 2020 in settlement of the units awarded to them in 2017 so long as the service criteria is also satisfied. As of December 31, 2018, such units were unearned and remained subject to forfeiture under the terms of the 2017 FCF PSP.
(7)
In February 2018, each of our NEOs was awarded FCF performance-based DSUs under our 2018 FCF PSP. Our adjusted free cash flow performance over the one-year performance period that ended December 31, 2018 was 108.9% relative to target performance for the same period. Accordingly, in February 2019, the Compensation Committee determined that pursuant to the terms of the 2018 FCF PSP, 117.9% of the target number of FCF performance-based DSUs had satisfied the performance criteria under the program. Amounts for these awards represent the number of shares of our common stock that will be delivered or otherwise made available to our NEOs no later than January 15, 2021 in settlement of the units awarded to them in 2018 so long as the service criteria is also satisfied. As of December 31, 2018, such units were unearned and remained subject to forfeiture under the terms of the 2018 FCF PSP.
(8)
In February 2017, each of our NEOs was awarded TSR performance-based DSUs under our 2017 TSR PSP. In accordance with the SEC rules, the number of performance-based DSUs shown represents the number of units that may be earned as of December 31, 2018 based on maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the two-year period from January 1, 2017 through December 31, 2018 (instead of through the end of the performance period on December 31, 2019) was between target and the maximum level of performance under the program.
(9)
In February 2018, each of our NEOs was awarded TSR performance-based DSUs under our 2018 TSR PSP. In accordance with the SEC rules, the number of performance-based DSUs shown represents the number of units that may be earned as of December 31, 2018 based on maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the one-year period from January 1, 2018 through December 31, 2018 (instead of through the end of the performance period on December 31, 2019) was between target and the maximum level of performance under the program.

Options Exercised and Stock Vested

The following table sets forth information regarding stock options that were exercised and DSUs that vested for our NEOs during the year ended December 31, 2018:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Michael F. Mahoney	—	—	511,889	13,357,021
Daniel J. Brennan	60,209	1,164,548	106,912	2,779,210
Kevin J. Ballinger	146,347	3,900,239	76,163	1,982,097
Joseph M. Fitzgerald	85,227	1,189,632	86,560	2,253,861
David A. Pierce	60,304	1,492,184	55,795	1,469,066

(1)	The amounts shown in this column represent the number of shares acquired on exercise multiplied by the difference between the option exercise price and the closing price of our common stock on the date of exercise.
(2)	The amounts shown in this column represent the number of shares vested or earned multiplied by the closing price of our common stock on the vesting date.

Defined Benefit Retirement Plan

All of our executive officers, including our NEOs, are eligible to participate in our defined benefit Executive Retirement Plan, as amended effective August 1, 2016. The Executive Retirement Plan is a defined benefit plan that is intended to provide a clear and consistent approach to managing retirement-eligible executive departures with a standard, mutually understood separation and post-employment relationship. The plan provides retiring executives with a lump sum benefit of 2.5 months of salary for each year of service, up to a maximum of 36 months' pay. The lump sum payments are made in the first payroll period after the last day of the six-month period following retirement. Receipt of payment is conditioned upon the retiring employee entering into a separation agreement with us that includes a release of claims and customary non-disclosure, non-competition, non-solicitation and non-disparagement clauses in favor of the Company. The plan provides that in the event the executive breaches the non-competition or non-solicitation provision of his or her separation agreement, the executive must, in addition to any other court-ordered relief, repay to the Company all amounts paid under the plan.

To receive benefits under the plan, upon his or her retirement an executive's age plus his or her years of service with us must exceed 65 years (provided that the executive is at least 55 years old and has been employed by us for at least five years). For purposes of the plan, "retirement" means any separation from service (as defined in the plan) other than a termination for "cause" (defined as conviction of, or failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation). In addition, if an executive dies and is otherwise eligible for benefits under the plan on the date of his or her death, benefits under the plan will be paid within 60 days of the executive's death.

For retirement-eligible NEOs (Messrs. Fitzgerald and Pierce), the present value of accrued benefits is calculated as the value of their lump sum benefit under the plan based on the NEO's base salary, age and number of years of credited service as of December 31, 2018. For NEOs who were not eligible for retirement (Messrs. Mahoney, Brennan and Ballinger) as of December 31, 2018, the present value of accrued benefits is calculated based on the respective NEO's base salary, age and number of years of credited service as of December 31, 2018, discounted to December 31, 2018 from the earliest retirement eligibility date, using a discount rate of 4% per year. This valuation methodology is consistent with the methodology we use for financial statement accounting purposes, except that NEOs are assumed to remain employed by us until their earliest retirement age under the plan (or their age on December 31, if eligible for retirement on that date). For financial statement accounting purposes, the valuation considers the probability that the executives will achieve retirement age. For a more detailed description of the assumptions used in valuing accrued benefits under the plan, please see Note A — Significant Accounting Policies to our 2018 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2018.

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the numbers of years of service credited to each NEO, under our Executive Retirement Plan as of December 31, 2018.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)

Michael F. Mahoney	BSC Executive Retirement Plan	7.20	1,721,024	—
Daniel J. Brennan	BSC Executive Retirement Plan	22.06	1,750,584	—
Kevin J. Ballinger	BSC Executive Retirement Plan	23.07	1,208,627	—
Joseph M. Fitzgerald	BSC Executive Retirement Plan	28.21	1,950,084	—
David A. Pierce	BSC Executive Retirement Plan	27.59	1,635,114	—

(1)	The numbers of years of credited service reflect the NEO's actual years of service as of December 31, 2018. We do not credit additional years of service under the plan. Rather, the plan provides that the number of years of credited service is calculated through the NEO's last day worked. Partially completed years of service are prorated based on calendar days and calculated to the second decimal point.
(2)
Amounts are computed as of December 31, 2018, the same retirement plan measurement date used for financial statement reporting purposes for our audited financial statement for the year ended December 31, 2018.

Nonqualified Deferred Compensation

The Boston Scientific Corporation Deferred Bonus Plan (the Deferred Bonus Plan) provides certain of our management, including our NEOs, an opportunity to defer a portion of their annual award under our Annual Bonus Plan. The Deferred Bonus Plan provides participants the opportunity to defer up to 75% of their annual award under our Annual Bonus Plan until the earlier of (i) termination of employment or (ii) an elected distribution date, such election to be made by June 30th of each year. Investment choices under the plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, participants may not elect to invest in the BSC Stock Fund. Distributions under the plan are in either lump sum payments or annual installments over a period of two to five years, as specified by the participant. Under the Deferred Bonus Plan, Messrs. Ballinger and Fitzgerald elected to defer 75% of their 2016, 2017 and 2018 Annual Bonus Plan Awards.

In September 2004, we committed to fund a special one-time contribution to our 401(k) Retirement Savings Plan for the benefit of our employees. In June 2005, we adopted an Excess Benefit Plan, a non-qualified deferred compensation plan designed to provide specific supplemental benefits to those employees who would have exceeded the 2004 Code contribution limits if the special contribution had been made to their 401(k) plan accounts. Accordingly, the historic Excess Benefit Plan was established to accept the "overflow" contributions resulting from the special one-time contribution on behalf of participating employees, including certain of our NEOs. Investment choices under the historic Excess Benefit Plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, executive officers may not elect to invest in the BSC Stock Fund. The investment elections are made by each participant and may be changed daily. Generally, a lump sum cash payment of their respective account balances under the plan is made to participants determined to be "specified employees," including certain of our NEOs, commencing no earlier than six months and one day following their "separation from service."

The table below shows the aggregate earnings and balances for each of our NEOs under our historic Excess Benefit Plan and Deferred Bonus Plan as of December 31, 2018.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(1)

Michael F. Mahoney(2)	Excess Benefit Plan	—	—	—	—	—
	Deferred Bonus Plan	—	—	(30,519)	—	580,329
Daniel J. Brennan	Excess Benefit Plan	—	—	(2,439)	—	47,541
	Deferred Bonus Plan	—	—	—	—	—
Kevin J. Ballinger	Excess Benefit Plan	—	—	1	—	28,913
	Deferred Bonus Plan	—	259,875	(47,744)	—	960,294
Joseph M. Fitzgerald	Excess Benefit Plan	—	—	(3,899)	—	60,129
	Deferred Bonus Plan	—	446,355	(175,808)	—	2,043,749
David A. Pierce	Excess Benefit Plan	—	—	(2,981)	—	45,494
	Deferred Bonus Plan	—	—	—	—	—

(1)	No portion of the amounts in this column is included in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column for 2018, 2017 or 2016 in the Executive Compensation section titled "Summary Compensation Table," as the earnings were neither above-market nor preferential.
(2)	Mr. Mahoney was not employed by us when the one-time 401(k) contribution was made to our historic Excess Benefit Plan.

The investment choices under the historic Excess Benefit Plan and the Deferred Bonus Plan and their annual rates of return for the year ended December 31, 2018 are contained in the following table.

Name of Investment Option	2018 Rate of Return

American Funds EuroPacific Growth Fund Class R-6	(14.91)%
Metropolitan West Total Return Bond Fund Class I	0.16%
PRIMECAP Odyssey Growth Fund	(4.51)%
T. Rowe Price Institutional Small-Cap Stock Fund	(3.07)%
T. Rowe Price Value Fund I Class	(9.32)%
Vanguard Extended Market Index Fund Institutional Plus Shares	(9.35)%
Vanguard Federal Money Market Fund Investor Shares	1.78%
Vanguard Institutional Index Fund Institutional Plus Shares	(4.41)%
Vanguard Total Bond Market Index Fund Institutional Shares	(0.01)%
Vanguard Total International Stock Index Fund Institutional Shares	(14.39)%
Vanguard Wellington Fund Admiral Shares	(3.35)%

Potential Payments Upon Termination or Change In Control

Executive Retirement Plan

All of our executives, including our NEOs, are eligible to participate in our Executive Retirement Plan. The Executive Retirement Plan is intended to provide a clear and consistent approach to managing executive departures with a standard mutually-understood separation and post-employment relationship. The benefits payable to our executives upon "retirement" under the Executive Retirement Plan, as well as the present value of amounts accrued thereunder as of December 31, 2018, are reflected in the table and the related footnotes and narrative to the section titled "Defined Benefit Retirement Plan." In addition, changes in the present value of the benefits under the Executive Retirement Plan from December 31, 2017 to December 31, 2018 are reflected in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the Summary Compensation Table. For further discussion of our Executive Retirement Plan, please see the footnotes and narrative to the table appearing in the section titled "Defined Benefit Retirement Plan."

Change in Control Agreements

We have entered into Change in Control Agreements with our executives, including our NEOs, and other key employees. Our Change in Control Agreements for our executives are limited to a three-year term and provide that if both a change in control occurs during the term of the agreement and the executive's employment is terminated either by us without "Cause" or by the executive for "Good Reason" (each as described below) during the two-year period following the change in control, then the executive would be entitled to receive a lump sum payment of three times the sum of (i) the executive's base salary and (ii) target incentive bonus (or prior year's bonus, if higher). Additionally, an executive would be entitled to receive a prorated target incentive bonus for the year in which his or her termination occurred, continuation of health, life insurance and other welfare benefits for up to three years, and reimbursement for up to $100,000 in legal fees and expenses incurred by an executive in disputing termination or enforcing rights under his or her Change in Control Agreement. Our Change in Control Agreements further provide that all equity awards granted to executives require both a change in control and a termination without Cause or resignation by the executive for Good Reason within two years after the change in control in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested.

The Change in Control Agreements include a "best net" provision that requires a reduction in the amount of the severance paid to an executive if the reduction would result in a greater after-tax amount. In exchange for the benefits afforded under our Change in Control Agreements, our executives agree to certain non-disclosure restrictions, a two-year non-solicitation obligation and to execute and not revoke a release in favor of the Company. Executives, including our NEOs, who receive payments under our Change in Control Agreements cannot also receive payments and benefits under our Executive Retirement Plan or Severance Plan For Exempt Employees (the Severance Plan).

For purposes of our Change in Control Agreements, "Cause" generally means willfully engaging in criminal or fraudulent acts or gross misconduct that is demonstrably and materially injurious to us. "Good Reason" generally means, among other things, assignment of duties inconsistent with the executive's status as an executive or an adverse alteration of the executive's duties; a reduction in annual base salary or bonus or failure to increase salary at a rate commensurate with that of other key executives; an adverse change in long-term incentive opportunities; failure by the Company to continue to provide comparable benefits or continue in effect, or continue the executive's participation in, any compensation plan in which the executive participates; the relocation of the executive's principal place of work more than 50 miles; or failure by the Company to obtain a satisfactory agreement from any successor entity to agree to perform the Change in Control Agreement.

Long-Term Incentive Plan

Equity awards granted to our executives under our 2011 LTIP require both a change in control and a subsequent termination without Cause or for Good Reason pursuant to the terms of our Change in Control Agreements for accelerated vesting where the surviving or acquiring entity assumes outstanding awards.

The terms of all service-based DSUs granted in 2018 to our employees, including our NEOs, provide that in the event that the employee's employment terminates:

  (i)
  due to retirement (as defined in the 2011 LTIP) prior to the first anniversary of the equity award grant date, the unvested service-based DSUs will immediately lapse and be forfeited;

  (ii)
  due to death or disability (in each case as defined in the 2011 LTIP) prior to the first anniversary of the equity award grant date, the unvested service-based DSUs will vest in full; or

  (iii)
  due to retirement, death or disability after the first anniversary of the equity award grant date, the unvested service-based DSUs will vest in full.

Our 2011 LTIP is more fully described under the section titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2011 Long-Term Incentive Plan."

TSR Performance Share Programs

Our TSR PSPs cover our executives, including our NEOs, and are administered by the Compensation Committee. Under our 2016 TSR PSP, if a participant's employment terminates due to retirement, death or disability prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the TSR performance-based DSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period, on a prorated basis through the date of retirement, death or disability. Under our 2017 and 2018 TSR PSPs, if a participant's employment terminates due to death or disability prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the TSR performance-based DSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period as if the participant had been employed until the end of the three-year performance period. Under our 2017 and 2018 TSR PSPs, if a participant's employment terminates due to retirement after December 31 in the year of grant and prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the TSR performance-based DSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period, on a prorated basis through the date of retirement; however, such awards will be forfeited in their entirety in the event that retirement occurs prior to December 31 in the year of grant.

Pursuant to the terms of our Change in Control Agreements, the TSR performance-based DSUs awarded to our executives require both a change in control and a subsequent termination without Cause or for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. Under our TSR PSPs and our Change in Control Agreements, if a change in control and a subsequent termination without Cause or for Good Reason occurs after December 31 in the year of grant, but prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the TSR performance-based DSUs as to which the performance criteria under the program have been satisfied on the last day of the month preceding the date on which the change in control is consummated, on a prorated basis.

Our 2018 TSR PSP is more fully described under the section titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2018 Total Shareholder Return Performance Share Program."

FCF Performance Share Programs

Our FCF PSPs cover our executives, including our NEOs, and are administered by our Compensation Committee. Under our 2016 FCF PSPs, if a participant's employment terminates due to retirement, death or disability after the end of the one-year performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based DSUs as to which the performance criteria under the program have been satisfied, on a prorated basis through the date of retirement, death or disability. Under our 2017 and 2018 FCF PSPs, if a participant's employment terminates (i) due to retirement after the end of the one-year performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based DSUs as to which the performance criteria under the program have been satisfied, on a prorated basis through the date of retirement (however, such awards will be forfeited in their entirety in the event that retirement occurs prior to the end of the one-year performance period), or (ii) due to death or disability at any time before the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based DSUs as to which the performance criteria under the program have been satisfied as if the participant had been employed until the end of the three-year service period.

Pursuant to the terms of our Change in Control Agreements, the FCF performance-based DSUs awarded to our executives require both a change in control and a subsequent termination without Cause or for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. However, such awards will be forfeited in their entirety in the event of a change of control that occurs prior to the end of the one-year performance period.

Our 2018 FCF PSP is more fully described under the section titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2018 Free Cash Flow Performance Share Program."

2018 Annual Bonus Plan

Our 2018 Annual Bonus Plan is generally available to all U.S. salaried personnel not eligible for commissions under sales compensation plans, including our NEOs, and certain international and expatriate/inpatriate employees working in positions designated by the Company as eligible to participate in the plan. To be eligible to receive their incentive award, participants generally must be employed by us on the date payments are made under the 2018 Annual Bonus Plan. However, in the event of death, retirement or certain involuntary terminations without cause, in each case, as described in the 2018 Annual Bonus Plan, participants may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). Grants of performance incentive awards to our NEOs under our 2018 Annual Bonus Plan are reflected in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column, and our 2018 Annual Bonus Plan is more fully described under the section titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2018 Annual Bonus Plan," as well as the Compensation Discussion & Analysis section titled "Short-Term Incentives."

Severance Plans

We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain payments and benefits for specified periods of time following a qualifying termination. Such benefits are only available in the event of certain involuntary terminations either (i) due to an anticipated facility relocation or closing or a reduction of staffing levels where the employee has not refused a similar position with us, or (ii) resulting from a sale, merger or reorganization of our Company where the employee is not provided an opportunity to be employed in a similar position with the acquiring or resulting entity. Executives, including our NEOs, who are eligible to receive payments under our Executive Retirement Plan or who receive severance payments under a Change in Control Agreement are not also eligible to receive payments and benefits under our severance plans.

The Severance Plan provides that director level and above exempt employees, including certain of our NEOs, are eligible for:

  (i)
  two weeks of payments for each completed year of service to the Company, based on the weekly rate of the employee's salary in effect on the date of his or her termination, with a minimum benefit of 26 weeks and a maximum benefit of 52 weeks;

  (ii)
  one month of subsidized health and dental coverage for each completed year of service to the Company with a minimum benefit of six months and a maximum benefit of twelve months; and

  (iii)
  outplacement services, in each case, in the event of certain involuntary terminations described above.

Additionally, the Severance Plan provides that, in the event of certain involuntary terminations, employees eligible to participate in our Annual Bonus Plan may be entitled to a prorated bonus if such involuntary termination occurs on or after October 1 of a calendar year. The prorated bonus is calculated by multiplying the amount of the bonus an employee would have received for the calendar year, had he or she remained employed by the Company until the bonus payment date (or, if less, the target bonus) (Bonus), times a fraction, as follows:

Bonus	×	number of days in which employee was bonus eligible during calendar year number of days in the calendar year

Under the Severance Plan, the payment of severance benefits is subject to the Company's receipt of a release of claims. In addition, the maximum severance payment available under the plan is limited to twice the Code dollar limitation in effect for qualified plans for the calendar year immediately preceding the calendar year in which the termination occurs.

The following tables show potential payments to Messrs. Mahoney, Brennan, Ballinger, Fitzgerald and Pierce under existing agreements, plans or other arrangements, for various scenarios involving a change in control or termination of employment, in each case assuming the termination was effective before the end of the day on December 31, 2018 and, where applicable, using the closing market price of our common stock of $35.34 per share on December 31, 2018. In each case, amounts in these tables do not include amounts payable, if any, to our NEOs who were not retirement eligible on December 31, 2018 pursuant to our Executive Retirement Plan, which are described in the table and accompanying narrative and footnotes in the section titled "Defined Benefit Retirement Plan."

Michael F. Mahoney

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)

Cash Severance
Base Salary	—	—	540,000	—	3,720,000	—	—	—
Bonus	—	—	—	—	5,670,000	—	—	—
Pro rata Target Bonus(5)	—	—	1,860,000	—	1,860,000	—	1,860,000	—

Total Cash Severance	—	—	2,400,000	—	11,250,000	—	1,860,000	—
Benefits
Health and Welfare Benefits(6)	—	—	7,614	—	46,451	—	—	—
Post-Termination Life Insurance	—	—	—	—	2,376	—	—	—
Executive Retirement Plan(7)	—	—	—	—	—	—	—	—
Other Benefits(8)	—	—	2,000	—	—	—	—	—

Total Benefits	—	—	9,614	—	48,827	—	—	—
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	—	—	—	9,331,327	9,331,327	9,331,327	—
Value of Accelerated Deferred Stock Units(10)	—	—	—	—	29,379,273	42,495,714	42,495,714	—

Total Value of Accelerated Equity Grants	—	—	—	—	38,710,600	51,827,041	51,827,041	—

Total Value: All Benefits	—	—	2,409,614	—	50,009,427	51,827,041	53,687,041	—

Daniel J. Brennan

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)

Cash Severance
Base Salary	—	—	528,834	—	1,874,957	—	—	—
Bonus	—	—	—	—	1,512,111	—	—	—
Pro rata Target Bonus(5)	—	—	499,989	—	499,989	—	499,989	—

Total Cash Severance	—	—	1,028,823	—	3,887,057	—	499,989	—
Benefits
Health and Welfare Benefits(6)	—	—	13,053	—	46,273	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,476	—	—	—
Executive Retirement Plan(7)	—	—	—	—	—	—	—	—
Other Benefits(8)	—	—	2,000	—	—	—	—	—

Total Benefits	—	—	15,053	—	47,749	—	—	—
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	—	—	—	2,223,712	2,223,712	2,223,712	—
Value of Accelerated Deferred Stock Units(10)	—	—	—	—	7,123,625	10,128,267	10,128,267	—

Total Value of Accelerated Equity Grants	—	—	—	—	9,347,337	12,351,979	12,351,979	—

Total Value: All Benefits	—	—	1,043,876	—	13,282,143	12,351,979	12,851,968	—

Kevin J. Ballinger

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)

Cash Severance
Base Salary	—	—	504,279	—	1,710,162	—	—	—
Bonus	—	—	—	—	1,282,622	—	—	—
Pro rata Target Bonus(5)	—	—	427,541	—	427,541	—	427,541	—

Total Cash Severance	—	—	931,820	—	3,420,325	—	427,541	—
Benefits
Health and Welfare Benefits(6)	—	—	15,391	—	53,987	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,349	—	—	—
Executive Retirement Plan(7)	—	—	—	—	—	—	—	—
Other Benefits(8)	—	—	2,000	—	—	—	—	—

Total Benefits	—	—	17,391	—	55,336	—	—	—
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	—	—	—	1,553,408	1,553,408	1,553,408	—
Value of Accelerated Deferred Stock Units(10)	—	—	—	—	4,879,394	7,188,898	7,188,898	—

Total Value of Accelerated Equity Grants	—	—	—	—	6,432,802	8,742,306	8,742,306	—

Total Value: All Benefits	—	—	949,211	—	9,908,463	8,742,306	9,169,847	—

Joseph M. Fitzgerald

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)

Cash Severance
Base Salary	—	—	—	—	1,950,084	—	—	—
Bonus	—	—	—	—	1,785,417	—	—	—
Pro rata Target Bonus(5)	—	520,022	520,022	—	520,022	520,022	520,022	520,022

Total Cash Severance	—	520,022	520,022	—	4,255,523	520,022	520,022	520,022
Benefits
Health and Welfare Benefits(6)	—	—	—	—	46,282	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,519	—	—	—
Executive Retirement Plan(7)	—	1,950,084	1,950,084	—	—	1,950,084	1,950,084	1,950,084
Other Benefits(8)	—	—	—	—	—	—	—	—

Total Benefits	—	1,950,084	1,950,084	—	47,801	1,950,084	1,950,084	1,950,084
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	3,369,773	3,369,773	—	3,943,322	3,943,322	3,943,322	3,369,773
Value of Accelerated Deferred Stock Units(10)	—	4,732,874	4,732,874	—	5,548,203	8,680,388	8,680,388	4,732,874

Total Value of Accelerated Equity Grants	—	—	—	—	9,491,525	12,623,710	12,623,710	8,102,647

Total Value: All Benefits	—	10,572,753	10,572,753	—	13,794,849	15,093,816	15,093,816	10,572,753

David A. Pierce

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)

Cash Severance
Base Salary	—	—	—	—	1,635,114	—	—	—
Bonus	—	—	—	—	1,345,590	—	—	—
Pro rata Target Bonus(5)	—	381,527	381,527	—	381,527	381,527	381,527	381,527

Total Cash Severance	—	381,527	381,527	—	3,362,231	381,527	381,527	381,527
Benefits
Health and Welfare Benefits(6)	—	—	—	—	53,974	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,281	—	—	—
Executive Retirement Plan(7)	—	1,635,114	1,635,114	—	—	1,635,114	1,635,114	1,635,114
Other Benefits(8)	—	—	—	—	—	—	—	—

Total Benefits	—	1,635,114	1,635,114	—	55,255	1,635,114	1,635,114	1,635,114
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	917,209	917,209	—	1,261,342	1,261,342	1,261,342	917,209
Value of Accelerated Deferred Stock Units(10)	—	3,398,683	3,398,683	—	3,887,859	5,809,401	5,809,401	3,398,683

Total Value of Accelerated Equity Grants	—	4,315,892	4,315,892	—	5,149,201	7,070,743	7,070,743	4,315,892

Total Value: All Benefits	—	6,332,533	6,332,533	—	8,566,687	9,087,384	9,087,384	6,332,533

(1)	Employees, including NEOs, are not entitled to any benefits upon termination for cause. All unvested equity awards, as well as all vested but unexercised stock options, are forfeited as of the date of termination for Cause.
(2)	Other than for Messrs. Fitzgerald and Pierce, who were retirement eligible, no benefits were payable upon voluntary termination by our NEOs as of December 31, 2018.
(3)
Amounts in this column represent benefits payable upon involuntary termination by the Company on December 31, 2018 (other than termination for cause or in connection with a change in control). Amounts for Messrs. Mahoney, Brennan and Ballinger represent benefits payable pursuant to our 2018 Annual Bonus Plan and the Severance Plan only in the event of certain involuntary terminations under the plans where each is not otherwise offered similar employment within the Company. Amounts for Messrs. Fitzgerald and Pierce represent benefits payable pursuant to our 2018 Annual Bonus Plan and Executive Retirement Plan. Because Messrs. Fitzgerald and Pierce are eligible to receive benefits under the Executive Retirement Plan, neither of them is eligible for any payments of benefits under the Severance Plan.
(4)
All equity awards granted to our executives require both a change in control and subsequent termination (without Cause or by the executive for Good Reason) in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested. Amounts in the "Change in Control" column assume that the executive is not terminated subsequent to a change in control and that the surviving or acquiring entity in a change in control transaction provides for the substitution or assumption of outstanding equity awards.

Amounts in the "Termination Following Change in Control" column represent benefits payable under our Change in Control Agreements following termination without Cause or resignation by the executive for Good Reason on December 31, 2018 in connection with, and within two years of, a change in control of the Company. For a further description of our Change in Control Agreements, please see the section titled "Change in Control Agreements" in the narrative to these tables.

(5)	Amounts in the "Pro rata Target Bonus" row represent the assumed on-plan bonus under our 2018 Annual Bonus Plan, which is equal to the incentive target amount under the plan, for each of our NEOs.

Under the 2018 Annual Bonus Plan, participants generally must be employed by us on the date payments are made in order to be eligible for their incentive award. However, in the event of death, retirement or certain involuntary terminations without cause, participants generally may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). For a further description of our 2018 Annual Bonus Plan, please see the "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2018 Annual Bonus Plan," as well as the Compensation Discussion & Analysis section titled "Short-Term Incentives."
(6)	In determining the value of health and welfare benefits, we use the assumptions used for financial reporting purposes under GAAP.
(7)
Amounts in the "Executive Retirement Plan" row represent amounts earned under our Executive Retirement Plan, provided the NEO is eligible for benefits under the plan. In order to be eligible for benefits under the plan, the sum of an executive officer's age and years of service must equal 65, provided that the executive is at least 55 years old and has completed at least five years of service with us. Messrs. Fitzgerald and Pierce are the only NEOs that are eligible for benefits under the plan.
(8)	Amounts in the "Other Benefits" row represent payment of outplacement services under the Severance Plan.
(9)
Amounts in the "Value of Accelerated Stock Options" row represent the number of shares underlying in-the-money unvested stock options held by each NEO, multiplied by the difference between that option's exercise price and $35.34 (the closing price of our common stock on December 31, 2018).
(10)
Amounts in the "Value of Accelerated Deferred Stock Units" row represent the value of the number of each NEO's performance and service-based DSUs, the vesting of which would have accelerated as of December 31, 2018, calculated by multiplying the number of accelerated DSUs by $35.34 (the closing price of our common stock on December 31, 2018).

In February 2016, each of our NEOs was awarded TSR performance-based DSUs under our 2016 TSR PSP, the attainment of which was based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Healthcare Index over a three-year performance period. As of December 31, 2018, the performance and concurrent service period had been completed, and each NEO became entitled to 200% of the target number of TSR performance-based DSUs he was granted under the program in February 2016. The values of the awards to our NEOs under our 2016 TSR PSP are included in the tables above.

In February 2017 and 2018, each of our NEOs was awarded TSR performance-based DSUs under our 2017 and 2018 TSR PSPs, respectively, the attainment of which was based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Healthcare Index over a three-year performance and service period (the "Performance Period"). Under the 2017 and 2018 TSR PSPs, if (a) a participant is terminated without Cause or for Good Reason following a change in control after December 31 in the year of the grant but prior to the end of the Performance Period or (b) a participant's employment terminates due to retirement after December 31 in the year of the grant but prior to the end of the Performance Period, shares of our common stock will be issued in respect of the TSR performance-based DSUs as to which the performance criteria under the program had been satisfied, as of (x) for (a) above, the last day of the month preceding the date on which the change in control is consummated and (y) for (b) above, the end of the Performance Period, in each case prorated based on the number of months worked during the Performance Period, rounded to the nearest whole month. In addition, under our 2017 and 2018 TSR PSPs, if a participant's employment is terminated due to death or disability before the end of the Performance Period, shares of our common stock will be issued in respect of the TSR performance-based DSUs as to which the performance criteria under the program has been satisfied at the end of the Performance Period, as if the participant had been employed through the end of the Performance Period.

If an NEO's employment was terminated without Cause or if the NEO resigned for Good Reason following a change in control on December 31, 2018, (a) the awards under our 2017 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 157% of target because the Company's TSR performance during the period beginning January 1, 2017 and ended December 31, 2018 ranked 11th compared to its 55 peers for that period, and (b) the awards under our 2018 TSR PSP would be forfeited because the change in control did not occur after December 31 in the year of grant. Because we have not yet reached the end of the Performance Period for the awards under the 2017 and 2018 TSR PSPs, we are unable to ascertain with certainty the value of the TSR performance-based DSUs the NEOs would be entitled to in the event of retirement, death or disability on December 31, 2018. Assuming that the Company's performance at the end of the Performance Period is the same as for the one- and two-year periods ended December 31, 2018, (a) the awards under our 2017 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 157% of target, and (b) the awards under our 2018 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 200% of target.

For a discussion of the actual performance under our 2016, 2017 and 2018 TSR PSPs, please see the footnotes to the table appearing in "Outstanding Equity Awards At Fiscal Year End."

In February 2016, 2017 and 2018, each of our NEOs was awarded FCF performance-based DSUs under our 2016 FCF PSP, 2017 FCF PSP and 2018 FCF PSP, respectively. Our adjusted free cash flow performance in 2016 was 107.1% relative to our 2016 internal financial plan; accordingly, in February 2017, the Compensation Committee determined that pursuant to the terms of the 2016 FCF PSP, 114.2% of the target number of FCF performance-based DSUs had been earned under the program. Our adjusted free cash flow performance in 2017 was 98.8% relative to our 2017 internal financial plan; accordingly, in February 2018, the Compensation Committee determined that pursuant to the terms of the 2017 FCF PSP, 97.6% of the target number of FCF performance-based DSUs had been earned under the program. Our adjusted free cash flow performance in 2018 was 108.9% relative to our 2018 internal financial plan; accordingly, in February 2019, the Compensation Committee determined that pursuant to the terms of the 2018 FCF PSP, 117.9% of the target number of FCF performance-based DSUs had been earned under the program. All of such units were subject to the satisfaction of the service criteria over a three-year period (inclusive of the performance period). Under the 2016 FCF PSP, if a participant's employment terminates due to retirement, death or disability after the end of the performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based DSUs as to which the performance criteria under the program have been satisfied on a prorated basis based on the number of months worked during the three-year service period, rounded to the nearest whole month. Under the 2017 and 2018 FCF PSPs, if a participant's employment terminates due to retirement after the performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based DSUs as to which the performance criteria under the program have been satisfied on a prorated basis based on the number of months worked during the three-year service period, rounded to the nearest whole month, and if a participant's employment terminates due to death or disability before the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based DSUs as to which the performance criteria under the program have been satisfied, as if the participant had been employed through the end of the three-year service period. Additionally, pursuant to the terms of our Change in Control Agreements, the vesting of FCF performance-based DSUs awarded to our executives will be accelerated on a pro rata basis based on the number of months worked during the three-year service period, rounded to the nearest whole month in the event of both a change in control and a subsequent termination without Cause or for Good Reason.

CEO Pay Ratio

We strive to pay our employees competitively compared to similar positions in the applicable labor market. We follow that approach worldwide, whether for an executive position or an hourly job at a local facility. We take into account location, job level and pay grade, time with us and time in current role, experience and skill set, and adjust compensation annually to match the applicable market. By doing so, we believe we maintain a high-quality, stable workforce. We determined the compensation we paid to the median employee in accordance with this philosophy.

Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to calculate and disclose the total compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Michael F. Mahoney, our CEO. The following paragraphs describe our methodology and the resulting CEO Pay Ratio.

For 2018, our last completed fiscal year:

  •
  the annual total compensation of the employee identified at median of our company (other than our CEO), was $62,447; and

  •
  the annual total compensation of our CEO was $13,970,901.

Based on this information, for 2018 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees (other than our CEO) was estimated to be approximately 224 to 1.

The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the "median employee" and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported by us, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

To identify the median of the annual total compensation of all our employees and the annual total compensation of the median employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows:

  •
  The median employee that was used for purposes of calculating the CEO Pay Ratio for 2018 is the same employee that we identified for CEO Pay Ratio disclosure for 2017. There has been no change in our employee population or employee compensation arrangements since that median employee was identified that we believe would significantly impact our pay ratio disclosure.

  •
  With respect to the annual total compensation of the "median employee," we identified and calculated the elements of such employee's compensation for 2018 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $62,447. We calculated the median employee's actual salary for the twelve-month period ended December 31, 2018. In addition, the median employee's total compensation for 2018 includes a bonus that was paid in early 2019, company matching contributions to the employee's 401(k) plan and premiums and the imputed income for Company-paid term life insurance.

  •
  With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column for 2018 in our Summary Compensation Table included in this Proxy Statement.

PROPOSAL 2: ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Our Board has determined to provide our stockholders this opportunity on an annual basis and we expect the next vote to be held at our 2020 annual meeting of stockholders.

As described in the Compensation Discussion & Analysis, our executive compensation philosophy is to provide appropriate competitive compensation opportunities to our executives with actual pay outcomes heavily influenced by the achievement of Company performance targets and individual performance objectives (in other words, "pay for performance") in support of our business strategy and creation of long-term stockholder value.

Executive Compensation Program Best Practices

Our Compensation Committee believes that a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following key aspects of executive compensation best practices serve as the foundation for our compensation program:

Pay for Performance

We believe our emphasis on at-risk, performance-based incentive compensation — consisting of our Annual Bonus Plan awards and long-term equity awards — aligns our executives with our business strategy and the short- and long-term interests of our stockholders, providing "pay for performance" and putting a significant portion of our executives' pay "at risk."

A Significant Portion of our NEOs' 2018 Target TDC is At-Risk, Performance-Based Compensation

Our Compensation Committee ties a significant portion of the primary elements of our executives' target TDC to at-risk, performance-based incentive opportunities. For 2018, approximately 91% of the target value of the primary elements of TDC for our CEO and approximately 81% of the target value of the primary elements of TDC for our other NEOs as a group consisted of at-risk, performance-based incentive compensation. For additional details and a breakdown of at-risk, performance-based incentive compensation, please see the Compensation Discussion & Analysis sections titled "A Significant Portion of our NEOs' 2018 Target TDC is At-Risk, Performance-Based Compensation" and "Elements of 2018 Executive Compensation, Primary Elements of Total Direct Compensation."

Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion."

While the vote is advisory in nature, which means that it is non-binding on us, our Compensation Committee values the opinions of our stockholders and will take into consideration the outcome of the vote when considering future executive compensation arrangements. We currently conduct annual advisory votes on executive compensation, and therefore we intend to hold the next advisory vote to approve the compensation of the named executive officers at our 2020 Annual Meeting of Stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE
OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT
PURSUANT TO ITEM 402 OF REGULATION S-K.

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF OUR BY-LAWS TO
PROVIDE FOR A MAJORITY VOTE STANDARD IN UNCONTESTED
DIRECTOR ELECTIONS

In February 2019, our Board voted unanimously to approve, subject to stockholder approval, and to recommend to our stockholders that they approve, an amendment and restatement of our By-Laws to implement a majority vote standard in uncontested director elections.

Current Plurality Vote Standard

Our By-Laws currently provide that our directors are elected by a plurality of the votes cast in the election of directors. Under this plurality vote standard, the director nominees who receive the highest number of affirmative votes cast are elected as directors until all board seats are filled. In an uncontested director election, where the number of nominees and available board seats are equal, every nominee is elected as long as they get any "FOR" votes. As a result, a director may be elected without receiving a majority of votes cast "FOR" his or her election and even if the number of "WITHHELD" votes exceeds the number of "FOR" votes.

Rationale for Implementation of Majority Vote Standard

Majority voting in uncontested director elections has become a corporate governance best practice. A substantial majority of companies in the S&P 500 have adopted the majority vote standard in uncontested elections. Under a majority vote standard, even if a director election is uncontested, a director must receive at least a majority of votes cast "FOR" his or her election to be elected. As a part of the Board's ongoing review of our corporate governance and as a result of engagement with our stockholders, our Board believes that it is in the best interest of our Company and our stockholders to implement a majority vote standard in uncontested director elections. Our Board believes that the adoption of this amendment will enhance the Board's accountability to our stockholders.

Most companies that adopt the majority vote standard in uncontested elections retain the plurality vote standard in contested director elections. In a contested election, where there are more director nominees than the number of director positions open for election, the dispersion of votes among the various director nominees may make it difficult, if not impossible, for a director to receive a majority of votes regardless of whether such nominee is supported by our Board or a third party. As a result, fewer candidates could be elected to the Board than the number of authorized Board seats, which would be disruptive to Board operations and interfere with the Board's ability to perform its duties to the Company and stockholders.

Almost all companies that have adopted the majority vote standard for uncontested elections couple their voting standard with a resignation requirement for directors who do not achieve the required vote. This is because under Delaware law, a sitting director that is not properly reelected continues to serve on the board until a successor director is duly elected, and is referred to as a "holdover" director. The resignation requirement ensures that the board can evaluate the circumstances relating to the vote and easily replace the director in question by accepting the resignation, while ensuring timely disclosure to shareholders concerning the Board's conclusions. We are also proposing amendments to our By-Laws to add a resignation policy as described below.

Adopting a majority vote standard in uncontested elections therefore reinforces accountability to stockholders, while retaining a plurality vote standard in contested elections ensures that the Board is able to consistently and effectively serve stockholders.

Proposed Implementation of Majority Vote Standard

The implementation of the majority vote standard requires the amendment of Article IV ("Board of Directors"), Section 2 ("Number, Qualification, Election and Terms") of our By-Laws. If approved by our stockholders, Article IV, Section 2 of our By-Laws will be revised as follows (additions are double underscored and deletions are ~~struck through~~):

  Number, Qualification, Election and Terms. Except as otherwise fixed by, or pursuant to, the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, the number of Directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than three nor more than twenty persons. Except as otherwise required by law, each nominee for director shall be elected to the Board of Directors by the affirmative vote of the majority of votes cast, in person or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Secretary of the Corporation as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, in person or by proxy. For purposes of this Section 2, a majority of the votes cast means that the number of shares voted "for" exceeds fifty percent (50%) of the number of votes cast with respect to such nominee. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action. An abstention will not count as a vote cast with respect to a director. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. ~~The Directors shall be elected by plurality vote annually by the stockholders at their annual meeting or at any special meeting the notice of which specifies the election of Directors as an item of business for such meeting.~~

Director Resignation

Additionally, our Board also has approved amendments to our By-Laws to modify our existing director resignation policy to be consistent with the majority vote standard, contingent upon approval of this proposal. We are incorporated in Delaware, and under the Delaware General Corporation Law, an incumbent director who does not receive the vote required for re-election continues to serve as a "holdover director" until a successor is elected and qualified. The amended By-Laws would require each incumbent nominee who does not receive the majority vote in an uncontested election to promptly tender his or her resignation following certification of the stockholder vote. Our Board will then decide whether to accept the resignation (based on the recommendation of the Nominating and Governance Committee) within 90 days following certification of the stockholder vote, and will disclose its determination and its reasoning either in a press release or an SEC filing. If approved by our stockholders, Article IV, Section 2 of our By-Laws will also be revised to add the following paragraph:

  If an incumbent director who is nominated for re-election to the Board of Directors does not receive sufficient "for" votes to be elected in accordance with this By-Law, the incumbent director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee's recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation within 90 days from the date of the certification of the election results. The Nominating and Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Governance Committee or the decision of the Board of Directors with respect to the director's resignation. If such incumbent director's resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until the director's successor is duly elected, or the director's earlier resignation or removal. If a director's resignation is accepted by the Board of Directors pursuant to this By-Law, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 4 of Article IV of the By-Laws or may decrease the size of the Board of Directors pursuant to the provisions of Section 2 of Article IV of the By-Laws.

The text of our amended and restated By-Laws, including Article IV, Section 2 marked with the proposed changes, is attached as Annex B to this Proxy Statement.

Effectiveness of Amendments

If approved, the amendment and restatement of our By-Laws will become effective immediately following the Annual Meeting. The new majority vote standard would then be applicable to any uncontested election of directors occurring after the amendment and restatement becomes effective.

If our stockholders do not approve the amendment and restatement of our By-Laws to implement a majority vote standard in uncontested director elections, the By-Laws will remain unchanged.

Vote Required

Pursuant to our Certificate of Incorporation, the proposal to amend and restate our By-Laws must be approved by the holders of at least 80% of our outstanding common stock. Abstentions and broker non-votes will have the same effect as a vote against this proposal. Your vote is very important. In 2012, the Board recommended a similar amendment, but we did not achieve the 80% vote threshold. We urge you to vote "FOR" this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE AMENDMENT AND RESTATEMENT OF OUR BY-LAWS TO PROVIDE
FOR A MAJORITY VOTE STANDARD IN UNCONTESTED DIRECTOR ELECTIONS
AND THE RELATED DIRECTOR RESIGNATION REQUIREMENT.

EQUITY COMPENSATION PLANS

The following table summarizes information as of December 31, 2018 relating to our equity compensation plans pursuant to which grants of stock options, deferred stock units, restricted stock grants or other rights to acquire shares may be granted from time to time.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders(1)	38,858,623	$11.39(2)	61,470,375(3)
Equity compensation plans not approved by security holders(4)	—	$—	—

Total	38,858,623	$11.39(2)	61,470,375(3)

(1)	Amounts in columns (a) and (b) include outstanding options under our 2000, 2003 and 2011 LTIPs. Our 2000 LTIP expired on February 28, 2010 and our 2003 LTIP expired on June 1, 2011; however, awards made under these plans still remain outstanding. The amount in column (a) also includes 13,556,814 shares awarded under our 2000, 2003 and 2011 LTIPs in the form of service-based DSUs, Company performance-based DSUs and restricted stock. Of such amount, approximately 2,451,833 shares are issuable upon settlement of outstanding Company performance-based DSUs. Shares underlying the 2016, 2017 and 2018 TSR performance-based DSUs are earned over a three-year performance and service period. The 2016 TSR performance-based DSUs have been included based on actual performance. The 2017 TSR performance-based DSUs have been included assuming maximum achievement of the Company performance criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the maximum number of units in column (a) because the Company's TSR performance during the two-year period from January 1, 2017 through December 31, 2018 under the 2017 TSR PSP was between target and the maximum level of performance under the program. The 2018 TSR performance-based DSUs have been included assuming maximum achievement of the Company performance criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the maximum number of units in column (a) because the Company's TSR performance during the one-year period from January 1, 2018 through December 31, 2018 under the 2018 TSR PSP was between target and the maximum level of performance under the program. Shares underlying the 2016, 2017 and 2018 FCF performance-based DSUs have been included at 114.2%, 97.6% and 117.9% of target, respectively, the actual number of units for which the performance criteria under the programs have been satisfied. Such units remain subject to the individual service criteria under the program.
(2)
This number reflects the exclusion of 13,556,814 shares in the form of service-based DSUs, Company performance-based DSUs and restricted stock granted pursuant to our equity plans included in column (a). These awards allow for the distribution of shares to the grant recipient upon vesting and do not have an associated exercise price. Accordingly, these awards are not reflected in the weighted-average exercise price.
(3)
This number reflects, as of December 31, 2018, the 61,470,375 shares available for issuance under our 2011 LTIP and 9,121,420 shares available for purchase by our employees under our GESOP, which are not available for grant in any other form.
(4)
We have acquired a number of companies over the past several years. From time to time, we have assumed the acquired company's incentive plan(s), including the outstanding stock options and warrants, if any, granted under those plan(s). No further stock options are outstanding under assumed plans and no additional stock options may be granted under the assumed plans beyond those assumed in connection with the acquisitions. Assumed stock options that terminate prior to expiration are not available for re-grant.

AUDIT COMMITTEE REPORT

The Audit Committee oversees our Company's financial reporting process on behalf of the Board of Directors and has other responsibilities as set forth in the Audit Committee charter, which is available on our website at www.bostonscientific.com under the "Investor Relations" section. Management has the primary responsibility for our Company's financial statements and reporting process, including the systems of internal controls. Ernst & Young LLP (Ernst & Young), our independent registered public accounting firm for fiscal year 2018, is responsible for expressing an opinion on the conformity of our Company's audited financial statements with generally accepted accounting principles and on our Company's internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and Ernst & Young the audited financial statements included in the Boston Scientific Annual Report on Form 10-K for the year ended December 31, 2018, including a discussion about the quality, not just the acceptability, of our Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and Ernst & Young's evaluation of the Company's internal control over financial reporting.

The Audit Committee also discussed with Ernst & Young the matters that are required to be discussed by the Public Company Accounting Oversight Board's Auditing Standard No. 1301, Communications with Audit Committees. Ernst & Young has also provided the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young that firm's independence. The Audit Committee has concluded that Ernst & Young's provision of audit and non-audit services to the Company and its affiliates is compatible with Ernst & Young's independence.

The Audit Committee further discussed with the Company's internal auditors and Ernst & Young the overall scope and plans for their respective audits. The Audit Committee meets at least quarterly with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the Securities and Exchange Commission. The Audit Committee has also approved the selection of Ernst & Young as the Company's independent registered public accounting firm for fiscal year 2019.

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Boston Scientific filing with the SEC, except to the extent that Boston Scientific specifically incorporates this Report by reference into another Boston Scientific filing.

THE AUDIT COMMITTEE

Charles J. Dockendorff, Chair
Edward J. Ludwig
David J. Roux
John E. Sununu
Ellen M. Zane

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year. The Audit Committee is directly responsible for approving the appointment, retention and compensation, and for the oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Ernst & Young LLP has been retained as the Company's external auditor continuously since 1992. The Audit Committee is responsible for audit fee negotiations associated with the Company's retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. In conjunction with the mandated rotation of the Audit Firm's lead engagement partner, the Audit Committee and its chair are directly involved in the selection of Ernst & Young LLP's new lead engagement partner.

In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and our internal auditors, and will take into account the vote of our stockholders with respect to the ratification of the selection of our independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company's independent registered public accounting firm is in the best interests of the Company and its investors.

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and respond to questions and, if they desire, make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE 2019 FISCAL YEAR.

Principal Accountant Fees

The following table presents the aggregate fees billed for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2017 and December 31, 2018.

Type of Fees	2017	2018

Audit Fees(1)	$9,329,000	$9,484,000
Audit-Related Fees(2)	891,000	1,024,000
Tax Fees(3)	118,000	97,000
All Other Fees(4)	—	—

Total	$10,338,000	$10,605,000

(1)	Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements (including an assessment of our internal control over financial reporting) included in Item 8 of our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.

(2)	Audit-related fees are fees for services related to employee benefit plan audits, accounting consultation, compliance with regulatory requirements and an online accounting research tool.
(3)
Tax fees are for services related to tax compliance, tax planning, and tax advice. These services included international corporate tax return compliance, annual domestic tax return compliance for employee benefit plans, foreign country tax planning with respect to global stock option and employee stock purchase programs and stock programs, assistance filing advanced pricing agreements with tax authorities, assistance related to foreign tax authority transfer pricing inquiries, and domestic tax technical advice.
(4)	Ernst & Young LLP did not provide any "other services" during the period.

Audit Committee's Pre-Approval Policy

It is the Audit Committee's policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved all of Ernst & Young LLP's services for 2017 and 2018 and, in doing so, considered whether the provision of such services is compatible with maintaining independence.

STOCKHOLDER PROPOSALS AND COMPANY INFORMATION

Stockholder Proposals

In accordance with Rule 14a-8 under the Exchange Act and the advance notice provisions of our By-Laws, stockholder proposals and director nominations for the 2020 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office on or before November 28, 2019. Any proposals or nominees received after this date will be considered untimely under Rule 14a-8 under the Exchange Act and the advanced notice provisions of our By-Laws. Should you wish to submit a proposal or director nomination, have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. In order to be considered for inclusion in next year's Proxy Statement, proposals must also satisfy the other procedures set forth in Rule 14a-8 under the Exchange Act. Proposals that are submitted outside of Rule 14a-8, as well as director nominees, for presentation at our 2020 Annual Meeting of Stockholders, but that will not be included in next year's Proxy Statement, must also satisfy the procedures set forth in the advance notice provision of our By-Laws.

Annual Report to Stockholders and Form 10-K

Our 2018 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2018, accompanies this Proxy Statement. The Annual Report is also available on our website at www.bostonscientific.com under "Financials & Filings" in the "Investor Relations" section. Copies of our 2018 Annual Report on Form 10-K, which is on file with the SEC, are available to any stockholder free of charge who submits a request in writing to Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683-5670. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

Householding of Proxy Materials

Applicable rules permit us and brokerage firms to send one Notice or Proxy Statement and Annual Report to multiple stockholders who share the same address unless we have received instructions to the contrary from one or more of the stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of either our Notice or Proxy Statement and our Annual Report but you wish to receive only one copy of each of these documents for your household or (ii) you currently receive only one set of these documents due to householding and wish to revoke your consent for future mailings, please contact Broadridge Financial Solutions, Inc. by mail at Householding Department, Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 or by telephone at (800) 542-1061.

If you are currently subject to householding and wish to receive a separate Proxy Statement or Annual Report, you may find these materials on our website at www.bostonscientific.com under "Financial Information" in the "Investor Relations" section. You may also request printed copies of our Notice or Proxy Statement and Annual Report free of charge by contacting Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683-5670. We will deliver promptly, upon written or oral request, a separate copy of the Notice, Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER INFORMATION

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company.

Solicitation of Proxies at the Annual Meeting

We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our common stock. We have also retained Alliance Advisors, a proxy solicitation firm, to assist in the solicitation of proxies, as need be, for a fee of $60,000, plus reimbursement of expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy materials, will be borne by us.

Websites

Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. Boston Scientific disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

ANNEX A

Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures Used as
Performance Metrics Under Certain of Our Short- and Long-Term Incentive Compensation Plans and Programs1

The following is a reconciliation of cash provided by operating activities prepared in accordance with generally accepted accounting principles in the United States (GAAP) to adjusted free cash flow as used in our 2018 Free Cash Flow Performance Share Program (2018 FCF PSP).

(in millions)	2018

Cash Provided by (used for) Operating Activities	$310
Less: Purchases of property, plant and equipment	316
Add: Proceeds on disposals of property, plant and equipment	14

Free Cash Flow	$8
Add: Restructuring and restructuring-related payments	89
Add: Acquisition-related payments	205
Add: Certain discrete tax payments (refunds/credits)	977
Add: Litigation-related settlements	791

Adjusted Free Cash Flow	$2,070

The following is a reconciliation of net sales prepared in accordance with GAAP to adjusted net sales as used in our 2018 Annual Bonus Plan:

(in millions)	2018

As reported net sales	$9,823
Less: Impact of foreign currency fluctuations	(12)
Less: Other adjustments not included in performance target	42

Adjusted net sales	$9,794

The following is a reconciliation of earnings per share prepared in accordance with GAAP to adjusted earnings per share as used in our 2018 Annual Bonus Plan:

2018

GAAP earnings per share	$1.19
Non-GAAP adjustments:
Amortization expense	0.37
Intangible asset impairment charges	0.02
Acquisition-related net charges (credits)	0.00
Restructuring and restructuring-related net charges (credits)	0.05
Litigation-related net charges (credits)	0.06
Investment impairment charges	0.00
Discrete tax items	(0.23)

Adjusted earnings per share	$1.47

Less: Certain discrete tax items	0.07
Less: Certain gains not included in performance target	0.05

Adjusted earnings per share as used in our 2018 Annual Bonus Plan	$1.35

1
Amounts reported in millions in Annex A are computed based on the amounts in thousands. As a result, the sum of the components reported in millions may not equal the total amount reported in millions due to rounding. Certain columns and rows within tables may not add due to the use of rounded numbers.

A-1

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures. To describe the relationship between pay and performance, we disclose certain non-GAAP financial measures used as performance metrics under certain of our short- and long-term incentive compensation plans and programs, including adjusted free cash flow, adjusted net sales and adjusted earnings per share (EPS). These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States (U.S. GAAP) and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures.

Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess our performance relative to our competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses these non-GAAP financial measures to further its understanding of the performance of our operating segments.

Adjusted free cash flow as used in our 2018 FCF PSP excludes the cash component of certain charges (credits) that are also excluded from adjusted EPS, as well as any cash tax benefits of such charges. In addition, we exclude tax settlements payments that relate to prior periods. The GAAP measure that is most directly comparable to adjusted free cash flow is free cash flow on a GAAP basis. Free cash flow on a GAAP basis is calculated by subtracting net purchases of property, plant and equipment from cash provided by operating activities. Accordingly, management excluded or included these cash items for purposes of reviewing our cash flow performance in calculating this non-GAAP financial measure under our 2018 FCF PSP to facilitate an evaluation of our cash flow performance relative to our internal financial plan in accordance with the 2018 FCF PSP.

Adjusted net sales as used in our 2018 Annual Bonus Plan excludes certain adjustments and the impact of foreign currency fluctuations included in our net sales to align with measures that are considered by management to evaluate performance relative to our operating plan. Management excluded the impact of foreign currency fluctuations, which are highly variable and difficult to predict, by converting actual net sales from local currency to U.S. dollars using constant foreign currency exchange rates in the current and prior period. Management included or excluded other net adjustments which were not contemplated at the time the 2018 Annual Bonus Plan was set. The GAAP financial measures most directly comparable to adjusted net sales is net sales on a GAAP basis.

Adjusted EPS excludes certain charges (credits) included in EPS on a GAAP basis as we believe these items are not indicative of future performance. These amounts are excluded by management in assessing our performance, as well as from our operating segments' measures of profit and loss used to make operating decisions and assess their performance. Accordingly, management excluded these items in calculating this non-GAAP financial measure under our 2018 Annual Bonus Plan to facilitate an evaluation of our performance relative to our internal financial plan in accordance with the 2018 Annual Bonus Plan. In addition, at the discretion of the Compensation Committee, adjusted EPS was further adjusted to remove one-time benefits not contemplated at the time the 2018 Annual Bonus Plan was approved.

We believe that presenting the non-GAAP financial measures that are used as performance metrics under certain of our short- and long-term incentive compensation plans and programs, in addition to the corresponding GAAP financial measures, provides investors greater transparency to information relevant to the relationship between pay and performance and allows investors to see our results "through the eyes" of management.

A-2

ANNEX B

FORM OF

AMENDED AND RESTATED BY-LAWS

OF

BOSTON SCIENTIFIC CORPORATION
A Delaware Corporation

ARTICLE I
OFFICES

Section 1.    Registered Office.    The registered office of the corporation in the State of Delaware shall be at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The name of the corporation's registered agent at such address shall be Corporation Service Company.

Section 2.    Other Offices.    The corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1.    Annual Meetings.    An annual meeting of the stockholders shall be held for the purpose of electing Directors and conducting such other business as may properly come before the meeting. The date, time and place, within or without the State of Delaware, of the annual meeting shall be determined by resolution of the Board of Directors.

Section 2.    Special Meetings.    Special meetings of stockholders may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of the stockholders may be called only by the Chairman of the Board or the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, and shall be called within 10 days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the Whole Board (as defined below). Any such resolution shall be sent to the Chairman of the Board or Chief Executive Officer, or, if there is no Chief Executive Officer, the President, and the Secretary of the corporation and shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting is limited to the purposes stated in the notice. For the purposes of these By-Laws, the term "Whole Board" is defined as the total number of Directors which the corporation would have if there were no vacancies.

Section 3.    Notice.    Written or printed notice of every annual or special meeting of the stockholders, stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the Chairman of the Board or the Chief Executive Officer, or if there is no Chief Executive Officer, the President, or the Board of Directors, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his or her address as it appears on the records of the corporation, with postage prepaid. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4.    Stockholders List.    The officer having charge of the stock ledger of the corporation shall make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, specifying the address of and the number of shares registered in the name of each stockholder.

Section 5.    Quorum.    The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders except as otherwise provided by statute or by the Certificate of Incorporation. If a quorum is not present, the holders of the shares present in person or represented by proxy at the meeting, and entitled to vote thereat, shall have the power, by the affirmative vote of the holders of a majority of such shares, to adjourn the meeting to another date, time and/or place, without notice other than announcement at the meeting at which the adjournment was taken, until a quorum shall be present or represented.

Section 6.    Notice of Stockholder Business.    At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed to and received at the principal executive offices of the corporation, not less than 120 calendar days before the date of the corporation's proxy statement released to shareholders in connection with the previous year's annual meeting. However, if the corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the corporation begins to print and mail its proxy materials.

A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 6 of Article II.

The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with this Section 6 of Article II, and, if the presiding officer should so determine, the presiding officer shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 7.    Inspectors.    The Board of Directors shall appoint inspectors of election to act as judges of the voting and to determine those entitled to vote at any meeting of stockholders, or any adjournment thereof, in advance of such meeting, but if the Board of Directors fails to make such appointments or if an appointee fails to serve, the presiding officer of the meeting of stockholders may appoint substitute inspectors.

Section 8.    Voting.    Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder shall be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the corporation on the record date for the meeting and such votes may be cast either in person or by written proxy. Every proxy must be duly executed and filed with the Secretary of the corporation. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation. The vote upon any question brought before a meeting of the stockholders may be by voice vote, unless otherwise required by these By-Laws or unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. Every vote taken by written ballot shall be counted by the inspectors of election. When a quorum is present at any meeting, the vote of the holders of a majority of the stock which has voting power present in person or represented by proxy and which has actually voted shall decide any question properly brought before such meeting, except the election or removal of Directors or as otherwise provided in these By-Laws, the Certificate of Incorporation or a Preferred Stock Designation or by applicable law. With respect to any election or questions required to be decided by any class of stock voting as a class, the vote of the holders of a majority of such class of stock present in person or by proxy and which actually voted shall decide any such election or question.

Section 9.    Order of Business.    Unless otherwise determined by the Board of Directors prior to the meeting, the presiding officer of the meeting of stockholders shall determine the order of business and shall have the authority in his discretion to regulate the conduct of any such meeting, including, without limitation, by imposing restrictions on the persons (other than stockholders of the corporation or their duly appointed proxies) who may attend any such meeting of stockholders, by ascertaining whether any stockholder or his proxy may be excluded from any meeting of stockholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and by determining the circumstances in which any person may make a statement or ask questions at any meeting of stockholders.

ARTICLE III
NOMINATION OF DIRECTOR CANDIDATES

Section 1.    Notification of Nominees.    Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation not later 120 calendar days before the date of the corporation's proxy statement released to shareholders in connection with the previous year's annual meeting. However, if the corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the corporation begins to print and mail its proxy materials.

If the nomination or nominations is for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before the corporation begins to print and mail its proxy material.

Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a Director of the corporation if so elected.

Section 2.    Substitution of Nominees.    If a person is validly designated as a nominee in accordance with Section 1 of this Article III, and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to Section 1 of this Article III, had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a Director of the corporation, if elected, of each substitute nominee.

Section 3.    Compliance with Procedures.    If the presiding officer of the meeting for the election or Directors determines that a nomination for any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of these By-Laws, such person will not be eligible for election as a Director and such nomination shall be void; provided, however, that nothing in these By-Laws shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock Designation for any series of Preferred Stock.

ARTICLE IV
BOARD OF DIRECTORS

Section 1.    Powers.    The business and affairs of the corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

Section 2.    Number, Qualification, Election and Terms.    Except as otherwise fixed by, or pursuant to, the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, the number of Directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than three nor more than twenty persons. Except as otherwise required by law, each nominee for director shall be elected to the Board of Directors by the affirmative vote of the majority of votes cast, in person or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Secretary of the Corporation as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, in person or by proxy. For purposes of this Section 2, a majority of the votes cast means that the number of shares voted "for" exceeds fifty percent (50%) of the number of votes cast with respect to such nominee. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action. An abstention will not count as a vote cast with respect to a director. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. ~~The Directors shall be elected by plurality vote annually by the stockholders at their annual meeting or at any special meeting the notice of which specifies the election of Directors as an item of business for such meeting.~~

If an incumbent director who is nominated for re-election to the Board of Directors does not receive sufficient "for" votes to be elected in accordance with this By-Law, the incumbent director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee's recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation within 90 days from the date of the certification of the election results. The Nominating and Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Governance Committee or the decision of the Board of Directors with respect to the director's resignation. If such incumbent director's resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until the director's successor is duly elected, or the director's earlier resignation or removal. If a director's resignation is accepted by the Board of Directors pursuant to this By-Law, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 4 of Article IV of the By-Laws or may decrease the size of the Board of Directors pursuant to the provisions of Section 2 of Article IV of the By-Laws.

Section 3.    Removal.    Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, any Director may be removed from office by the stockholders in the manner provided in this Section 3 of Article IV. At any annual meeting of the stockholders of the corporation or at any special meeting of the stockholders of the corporation, the notice of which shall state that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least 80 percent of the combined voting power of the outstanding shares of Voting Stock (as defined below), voting together as a single class, may remove, with or without cause, such Director or Directors. For the purposes of these By-Laws, "Voting Stock" shall mean the outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors.

Section 4.    Vacancies and New Directorships.    Except as otherwise fixed by or provided for or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, vacancies and newly created directorships resulting from any increase in the authorized number of Directors shall be filled solely by the affirmative vote of a majority of the Directors then in office though less than quorum, or by a sole remaining Director, except as may be required by law. Any Director so chosen shall hold office until the next annual meeting of stockholders and until such Director's successor shall have been elected and qualified. No decrease in the authorized number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

Section 5.    Regular Meetings.    Regular meetings of the Board of Directors may be held without notice immediately after the annual meeting of the stockholders and at such other time and place as shall from time to time be determined by the Board of Directors.

Section 6.    Special Meetings and Notice.    Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, on one day's written notice to each Director by whom such notice is not waived, given either personally or by mail, telephone, telegram, telex, facsimile or similar medium of communication, and shall be called by the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, or the Secretary in like manner and on like notice on the written request of any three Directors.

Section 7.    Resignation.    Any Director may resign at any time by giving written notice of his resignation to the Chairman of the Board or the Secretary, to be effective upon its acceptance by the Board of Directors or at the time specified in such notice. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make such resignation effective.

Section 8.    Quorum.    Subject to Section 4 of this Article IV and except as provided by law or the Certificate of Incorporation, at all meetings of Directors, a majority of the total number of Directors then in office shall constitute a quorum for the transaction of business. Except for the designation of committees (as provided in Section 9 of this Article IV), the vote of a majority of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn the meeting from time to time to another place, time or date, without notice other than announcement at the meeting, until a quorum shall be present.

Section 9.    Committees.    The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the corporation, which to the extent provided in such resolution shall have and may exercise the powers of the Board of Directors in the management and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it, except as otherwise limited by statute. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Directors when required. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by the resolution of the Board of Directors designating such committee, and unless otherwise prescribed by the Board of Directors, the presence of at least a majority of the members of such committee shall be necessary to constitute a quorum.

Section 10.    Compensation.    The Directors may be paid for expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor. Members of committees designated by the Board of Directors may be allowed like compensation for attending committee meetings.

Section 11.    Rules.    The Board of Directors may adopt such special rules and regulations for the conduct of their meetings and the management of the affairs of the corporation as they may deem proper, not inconsistent with law, the Certificate of Incorporation or these By-Laws.

ARTICLE V
OFFICERS

Section 1.    Number.    The officers of the corporation shall be chosen by the Board of Directors and shall consist of a president, a chairman and/or co-chairman of the board, one or more vice-presidents, a secretary, a treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except the offices of the president and secretary.

Section 2.    Election and Term of Office.    The officers of the corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until the next annual meeting of the Board of Directors or until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 3.    Removal.    Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4.    Vacancies.    A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term by a majority vote of the Directors then in office.

Section 5.    Compensation.    Compensation of all officers shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of the fact that he or she is also a Director of the corporation. The Board of Directors may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

Section 6.    The Chief Executive Officer.    The Chief Executive Officer, if any, in the absence or disability of the Chairman of the Board, shall preside at all meetings of the stockholders; shall have general and active management of the business of the corporation; and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall execute bonds, mortgages, and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. In the absence of the Chief Executive Officer, the President, the Chairman or

another officer of the Corporation, as designated by the Board of Directors, shall have the powers of the Chief Executive Officer.

Section 7.    The President and Vice-Presidents.    The President shall act in an executive capacity as shall be directed from time to time by the Board of Directors or the Chief Executive Officer, and shall have such powers and perform such other duties as the Board of Directors or the Chief Executive Officer may determine from time to time, (which may include, without limitation, assisting the Chief Executive Officer in the operation and administration of the corporation's business and the supervision of its policies and affairs), with such limitations on such powers or performance of duties as either of the foregoing shall prescribe. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such powers as the Board of Directors may, from time to time, determine or these By-Laws may prescribe.

Section 8.    The Chairman of the Board.    The Chairman and/or the Co-Chairman of the Board shall preside at all meetings of the stockholders and directors; and have such other duties as may be assigned to him or them from time to time by the Board of Directors.

Section 9.    The Secretary and Assistant Secretaries.    The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation an of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors; perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, or, if there is no Chief Executive Officer, the President, under whose supervision he or she shall be; shall have custody of the corporate seal of the corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 10.    The Treasurer and Assistant Treasurer.    The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation; shall deposit all monies and other valuable effects in the name and to the credit of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements; and shall render to the Chief Executive Officer, or, if there is no Chief Executive Officer, the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of treasurer and for the restoration to the corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the Treasurer belonging to the corporation. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 11.    Other Officers, Assistant Officers and Agents.    Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors. The Board of Directors may, from time to time, authorize any officer to appoint and remove such subordinate officers and to prescribe the powers and duties thereof.

ARTICLE VI
INDEMNIFICATION OF OFFICERS AND OTHERS

Section 1.    The corporation shall indemnify any person who was or is a party or is threatened to be made a party, his or her heirs, executors or administrators, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonable believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 2.    The corporation shall indemnify any person who was or is a party or is threatened to be made a party, his or her heirs, executors or administrators, to any threatened, pending or completed action, suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was an officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonable entitled to indemnification for such expenses which the court shall deem proper.

Section 3.    To the extent that an officer of the corporation or person serving at the request of the corporation as a director or officer of another corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VI or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

Section 4.    Any indemnification under Sections 1 and 2 of this Article VI (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the officer or person serving at the request of the corporation as a director or officer of another corporation is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article VI. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

Section 5.    Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the officer or person serving at the request of the corporation as a director or officer of another corporation to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article VI.

Section 6.    The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in other capacity while holding such office.

Section 7.    The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was an officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article VI.

Section 8.    For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

Section 9.    The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an officer, employee or person serving at the request of the corporation as a director or officer of another corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 10.    This Article VI may be amended or repealed only by the affirmative vote of the holders of a majority of the Voting Stock; provided that no such amendment or repeal shall adversely affect any right to indemnification for any act or omission of any person referred to in Section 1 and 2 of this Article VI which occurred or allegedly occurred prior to the effective date of such amendment or repeal.

Section 11.    If in any action, suit or other proceeding or investigation, a Director of the corporation is held not liable for monetary damages because that Director is relieved of personal liability under Article NINTH of the Certificate of Incorporation or otherwise, the Director shall be deemed to have met the standards of conduct set forth above and to be entitled to indemnification as provided above.

ARTICLE VII
CERTIFICATES OF STOCK

Section 1.    Form.    Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, (1) the President or a Vice-President and (2) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him or her in the corporation. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent other than the corporation or its employee or (2) by a registrar, other than the corporation or its employee, the signature of any such President, Vice-President, Treasurer, Assistant Treasurer, Secretary, or Assistant Secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

Section 2.    Lost Certificates.    The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 3.    Fixing a Record Date.    Except as otherwise provided by law or the Certificate of Incorporation, the Board of Directors may fix in advance a date, not more than sixty nor less than ten days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining any consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid. If no record date is fixed, the time for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. The time for determining stockholders for any other purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 4.    Registered Stockholders.    The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of the other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

ARTICLE VIII
GENERAL PROVISIONS

Section 1.    Dividends.    Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Directors shall think in the best interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

Section 2.    Checks.    All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.    Fiscal Year.    The fiscal year of the corporation shall be the period ending December 31 of each year or as otherwise fixed by resolution of the Board of Directors.

Section 4.    Seal.    The seal of the corporation shall be in the form of a circle and shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 5.    Securities Owned By Corporation.    Voting securities in any other corporation held by the corporation shall be voted by the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, or the Treasurer or any Vice President, unless the Board of Directors specifically confers authority to vote with respect thereto, which may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

Section 6.    Conflict of Interest.    No contract or transaction between the corporation and one or more of its Directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the board of or committee thereof which authorized the contract or transaction, or solely because the votes of the Director or officer are counted for such purpose, provided that the material facts as to the relationship or interest of the Director or officer and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum or provided that the contract or transaction is otherwise authorized in accordance with the laws of Delaware. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transactions.

ARTICLE IX
AMENDMENTS

Subject to the provisions of the Certificate of Incorporation, these By-Laws may be amended or repealed at any regular meeting of the stockholders or at any special meeting thereof duly called for that purpose by a majority vote of the shares represented and entitled to vote at such meeting provided that in the notice of such special meeting notice of such purpose shall be given. Subject to the laws of the State of Delaware, the Certificate of Incorporation and these By-Laws, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present amend or repeal these By-Laws, or adopt such other By-Laws as in their judgment may be advisable for the regulation of the conduct of the affairs of the corporation.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 8, 2019, the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BOSTON SCIENTIFIC CORPORATION 300 BOSTON SCIENTIFIC WAY MARLBOROUGH, MASSACHUSETTS 01752 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 8, 2019, the day before the meeting. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E56436-P17482 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BOSTON SCIENTIFIC CORPORATION The Board of Directors recommends a vote "For" all Director Nominees. For Withhold 1. Proposal to elect ten Director Nominees: ! ! ! ! ! ! ! ! ! ! ! Yes ! ! ! ! ! ! ! ! ! ! 1a. Nelda J. Connors 1b. Charles J. Dockendorff The Board of Directors recommends a vote "For" Proposals 2, 3 and 4. For Against Abstain ! ! ! 1c. Yoshiaki Fujimori 2. To approve, on a non-binding, advisory basis, named executive officer compensation. 1d. Donna A. James ! ! ! 1e. Edward J. Ludwig 3. To approve an amendment and restatement of our By-Laws to provide for a majority vote standard in uncontested director elections. 1f. Stephen P. MacMillan ! ! ! 1g. Michael F. Mahoney 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2019 fiscal year. 1h. David J. Roux 1i. John E. Sununu NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 1j. Ellen M. Zane ! No MARK HERE IF YOU PLAN TO ATTEND THE MEETING Sign exactly as your name appears on the Proxy. If the shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers, please add your full title(s). Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E56437-P17482 PROXY BOSTON SCIENTIFIC CORPORATION Proxy for Annual Meeting of Stockholders on May 9, 2019 This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints DESIREE RALLS-MORRISON, VANCE R. BROWN and SCOTT HODGDON, and each of them acting solely, as proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated hereon, all of the shares of common stock of Boston Scientific Corporation (the "Company"), par value $.01 per share, and if applicable, hereby directs the trustees and fiduciaries of the employee benefit plans in which the undersigned participates to vote all of the shares of common stock allocated to the account of the undersigned, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, MA 01752 on Thursday, May 9, 2019 at 8:00 A.M. (Eastern Time), and any adjournment or postponement of the meeting. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Please sign and date on reverse side and return promptly in the enclosed envelope)